LOAN AND SECURITY AGREEMENT

BETWEEN

KELTIC FINANCIAL PARTNERS II, LP

AND

IGXGLOBAL, CORP.

Effective Date: December ___, 2012

TABLE OF CONTENTS

ARTICLE 1. 케  DEFINITIONS.

1 케

ARTICLE 2. 케  THE LOANS.

1 케

2.1. 케    Revolving Credit; Borrowing Capacity; Revolving Credit Note.

1 케

2.2. 케    Conditions To Loans and Advances.

1 케

2.3. 케    Overadvances.

2 케

2.4. 케    Reserves.

2 케

2.5. 케    Manner of Revolving Credit Borrowing; Notice of Borrowing.

2 케

2.6. 케    Collections.

2 케

2.7. 케    Crediting of Funds.

3 케

2.8. 케    Records of Lender.

4 케

2.9. 케    Payment on Termination Date; Termination of Advances.

4 케

ARTICLE 3. 케  INTEREST AND FEES.

4 케

3.1. 케    Interest.

4 케

3.2. 케    Facility Fee.

5 케

3.3. 케    Collateral Management Fee.

5 케

3.4. 케    Commitment Fee.

5 케

3.5. 케    Field Examination Fees; Appraisals.

5 케

3.6. 케    Late Document Fee.

5 케

3.7. 케    Liquidated Damages.

5 케

3.8. 케    Computation of Interest and Fees.

6 케

3.9. 케    Interest, Fees and Expenses Charged to Revolving Credit.

6 케

ARTICLE 4. 케  COLLATERAL AND SECURITY INTEREST.

6 케

4.1. 케    Grant of Security Interest.

6 케

4.2. 케    Nature of Security Interest.

6 케

4.3. 케    Perfection and Protection of Security Interest.

6 케

4.4. 케    Limited License.

7 케

4.5. 케    Rights of Lender as Secured Party.

8 케

4.6. 케    Communication with Account Debtors.

8 케

4.7. 케    Confirmatory Written Assignments.

8 케

4.8. 케    Lender’s Right to Perform Borrower’s Obligations.

8 케

ARTICLE 5. 케  REPRESENTATIONS.

8 케

5.1. 케    Organization, Qualification and Structure.

8 케

5.2. 케    Legally Enforceable Agreement.

8 케

5.3. 케    Name and Address.

9 케

5.4. 케    Location of Collateral; Equipment List.

9 케

5.5. 케    Title; Liens; Permitted Liens.

9 케

5.6. 케    Existing Indebtedness.

9 케

5.7. 케    Financial Statements.

9 케

5.8. 케    Solvent Financial Condition.

9 케

5.9. 케    General Intangibles, Patents, Trademarks, Copyrights and Licenses.

9 케

5.10. 케  Existing Business Relationships.

10 케

5.11. 케  Investment Company Act: Federal Reserve Board Regulations.

10 케

5.12. 케  Anti-Money Laundering and Terrorism Regulations.

10 케

5.13. 케  Tax Returns.

10 케

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5.14. 케  Litigation.

11 케

5.15. 케  ERISA Matters.

11 케

5.16. 케  O.S.H.A.

11 케

5.17. 케  Environmental Matters.

11 케

5.18. 케  Labor Disputes.

11 케

5.19. 케  Location of Bank and Securities Accounts.

11 케

5.20. 케  Compliance With Laws.

11 케

5.21. 케  Capital Structure.

11 케

5.22. 케  No Other Violations.

11 케

5.23. 케  Full Disclosure.

12 케

5.24. 케  Survival of Representations.

12 케

ARTICLE 6. 케  FINANCIAL INFORMATION TO BE DELIVERED TO LENDER.

12 케

6.1. 케    Borrowing Base Certificates.

12 케

6.2. 케    A/R and A/P Aging; Perpetual Inventory Report.

12 케

6.3. 케    Ineligible Receivables.

12 케

6.4. 케    Annual Financial Statements; Compliance Certificates.

12 케

6.5. 케    Monthly Financial Statements; Compliance Certificates.

13 케

6.6. 케    Physical Inventory Report.

13 케

6.7. 케    Projections.

13 케

6.8. 케    Customer and Vendor Lists.

13 케

6.9. 케    Insurance.

13 케

6.10. 케  Tax Returns.

13 케

6.11. 케  Other Information.

13 케

ARTICLE 7. 케  AFFIRMATIVE COVENANTS.

13 케

7.1. 케    Use of Loan Proceeds.

13 케

7.2. 케    Business and Existence; Trade Names.

14 케

7.3. 케    Taxes.

14 케

7.4. 케    Compliance with Laws.

14 케

7.5. 케    Maintain Properties; Insurance.

14 케

7.6. 케    Business Records.

14 케

7.7. 케    Delivery of Documents and Instruments.

14 케

7.8. 케    Name Change; Organizational Change; Creation of Affiliates.

14 케

7.9. 케    Change of Offices; Records.

14 케

7.10. 케  Change of Fiscal Year.

15 케

7.11. 케  Access to Books and Records.

15 케

7.12. 케  Solvency.

15 케

7.13. 케  Notice to Lender.

15 케

ARTICLE 8. 케  NEGATIVE COVENANTS.

16 케

8.1. 케    Indebtedness.

16 케

8.2. 케    Mergers; Consolidations; Acquisitions.

16 케

8.3. 케    Change of Management; Change of Control.

16 케

8.4. 케    Sale or Disposition.

16 케

8.5. 케    Real Property Defaults.

16 케

8.6. 케    Liens and Encumbrances.

16 케

8.7. 케    Dividends and Distributions; Payment of Indebtedness.

17 케

8.8. 케    Guaranties; Contingent Liabilities.

19 케

8.9. 케    Removal of Collateral.

19 케

8.10. 케  Transfer of Notes or Accounts.

19 케

8.11. 케  Settlements.

19 케

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8.12. 케  Change of Business.

19 케

8.13. 케  Change of Accounting Practices.

19 케

8.14. 케  Inconsistent Agreement.

19 케

8.15. 케  Loan or Advances; Personal Expenses.

19 케

8.16. 케  Investments.

19 케

8.17. 케  Bank Accounts.

19 케

8.18. 케  Transactions with Affiliates.

19 케

8.19. 케  Unfunded Capital Expenditures.

20 케

8.20. 케  EBITDA.

20 케

ARTICLE 9. 케  EVENTS OF DEFAULT; REMEDIES OF LENDER.

20 케

9.1. 케    Events of Default.

20 케

9.2. 케    Continuation of Events of Default.

21 케

9.3. 케    Rights and Remedies with Respect to Loans and Advances.

21 케

9.4. 케    Rights and Remedies with Respect to Collateral.

22 케

ARTICLE 10. 케GENERAL PROVISIONS.

24 케

10.1. 케  Rights and Remedies Cumulative.

24 케

10.2. 케  Reinstatement.

24 케

10.3. 케  Successors and Assigns.

24 케

10.4. 케  Notice.

24 케

10.5. 케  Strict Performance.

25 케

10.6. 케  Waiver.

25 케

10.7. 케  Construction of Agreement.

25 케

10.8. 케  Expenses; Taxes.

25 케

10.9. 케  Reimbursements Charged to Revolving Credit.

26 케

10.10. 케Marketing and Advertising.

26 케

10.11. 케Waiver of Right to Jury Trial.

26 케

10.12. 케Indemnification by Borrower.

26 케

10.13. 케Savings Clause for Indemnification.

27 케

10.14. 케Lender’s Performance.

27 케

10.15. 케Entire Agreement; Amendments; Lender’s Consent.

27 케

10.16. 케Cross Default; Cross Collateralization.

28 케

10.17. 케Execution in Counterparts.

28 케

10.18. 케Severability of Provisions.

28 케

10.19. 케Governing Law; Consent To Jurisdiction.

28 케

10.20. 케Table of Contents; Headings.

29 케

DEFINITIONS SCHEDULE

31 케

REVOLVING CREDIT SUBLIMIT SCHEDULE

40 케

DISCLOSURE SCHEDULE

43 케

EXHIBIT A:  NOTICE OF BORROWING

47 케

EXHIBIT B:  BORROWING BASE CERTIFICATE

49 케

EXHIBIT C:  COMPLIANCE CERTIFICATE

50 케

02 IGXGLOBAL CORP LSA Final.docx

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This   LOAN   AND   SECURITY   AGREEMENT   (together   with   all   Schedules   and   Exhibits

hereto,  this  “Agreement”)  between  KELTIC  FINANCIAL  PARTNERS  II,  LP,  a  Delaware  limited partnership  (“Lender”)  and  IGXGLOBAL,  CORP.,  a  corporation  organized  under  the  laws  of  the  state of  Delaware  (“Borrower”),  is  dated  the  date  of  execution  by  Lender  on  the  signature  page  of  this

Agreement (the “Effective Date”).

RECITALS:     Borrower  has  requested  Lender  to  extend  loans  to  Borrower  under  a  revolving  credit

facility   to   support   Borrower’s   working   capital   needs   and   for   other   purposes   as   described   in   this

Agreement.   Lender  is  willing  to  extend  such  loans  to  Borrower  subject  to  the  terms  and  conditions  set forth in this Agreement.

AGREEMENT:

ARTICLE 1.    DEFINITIONS.  Unless defined in the Recitals, above, in the body of this Agreement, or in  the  Exhibits  or  other  Schedules  hereto,  capitalized  terms  have  the  meanings  given  to  such  terms  in  the

Definitions  Schedule.   The  Definitions  Schedule  also  provides  meanings  for  certain  other  phrases  used

in  this  Agreement  (whether  or  not  capitalized).   Each  term  defined  in  the  singular  shall  be  interpreted  in  a collective  manner  when  used  in  the  plural,  and  each  term  defined  in  the  plural  shall  be  interpreted  in  an individual manner when used in the singular.

ARTICLE 2.    THE LOANS.

2.1.    Revolving  Credit;  Borrowing  Capacity;  Revolving  Credit  Note.    Subject  to  the  terms  and

conditions  of  this  Agreement  and  as  long  as  no  Default  or  Event  of  Default  then  exists,  on  Borrower’s request  prior  to  the  Revolving  Credit  Termination  Date  Lender  shall  lend  to  Borrower  under  a  revolving credit  facility  (the  “Revolving  Credit”)  an  aggregate  principal  sum  (the  “Borrowing  Capacity”)  equal  to

the  lesser  of  (a)  SIX   MILLION  AND  00/100  DOLLARS  ($6,000,000.00)  (the  “Revolving  Credit

Limit”),  or (b)  the  Borrowing  Base.   The  maximum  principal  amount  of  any  Advance  shall  not  exceed  an amount  equal  to  the  Borrowing  Capacity  less  the  aggregate  amount  of  all  Obligations  then  outstanding.

Within  the  limits  of  the  Borrowing  Capacity,  and  subject  to  terms  and  conditions  of  this  Agreement,

Borrower  may  borrow,  repay  and  reborrow  the  principal  amount  of  the  Revolving  Credit.    Borrower’s

obligation  to  pay  the  principal  of,  and  interest  on,  Advances  made  to  Borrower  and  the  Revolving  Credit shall  be  evidenced  by  an  Authenticated  promissory  note  in  form  and  content  acceptable  to  Lender  (the

“Revolving  Credit  Note”).    Borrower  acknowledges  and  agrees  that  to  the  extent  any  portion  of  the

Revolving  Credit  will  be  made  available  to  Borrower  under  any  sublimit  described  in  the  Revolving

Credit   Sublimit   Schedule   (each,   a   “Sublimit”),   such   Sublimit   shall   be   subject   to   the   terms   and

conditions   of   this   Agreement   applicable   to   the   Revolving   Credit   and   to   the   additional   terms   and

conditions contained in the Revolving Credit Sublimit Schedule applicable to such Sublimit.

2.2.    Conditions  To  Loans  and  Advances.   Lender’s  obligation  to  make  any  Loan  or  Advance  under

this  Agreement  is  subject  to  the  following  conditions  precedent:   (a)  that  the  representations  set  forth  in

ARTICLE  5  and  in  the  other  Loan  Documents  shall  be  true  and  complete  on  and  as  of  the  date  of  such

Loan  or  Advance;  (b)  that  on  and  as  of  the  date  of  such  Loan  or  Advance  Borrower  shall  have  complied with  all  covenants  and  agreements  set  forth  in  ARTICLE  6,  ARTICLE  7  and  ARTICLE  8  and  in  the

other  Loan  Documents;  and  (c)  that  as  of  the  date  of  such  Loan  or  Advance,  no  Default  or  Event  of

Default  shall  have  occurred  and  be  continuing.   Borrower’s  acceptance  of  each  Loan  or  Advance  under this  Agreement shall constitute  a  confirmation  by  Borrower, as  of  the  date  of  such  Loan  or Advance (i)  of the  accuracy  and  completeness  of  the  representations  set  forth  in  ARTICLE  5  and  in  the  other  Loan

Documents,  (ii)  of  Borrower’s  satisfaction  of  the  covenants  and  agreements  set  forth  in  ARTICLE  6,

ARTICLE  7  and  ARTICLE  8  and  in  the  other  Loan  Documents,  and  (iii)  of  the  absence  of  any  Default

or  Event  of  Default.    Borrower  shall  confirm  such  matters  by  delivery  to  Lender  of  an  Authenticated

“Compliance  Certificate”  as  provided  in  Section  6.4  and  Section  6.5,  and  if  requested  by  Lender  by

02 IGXGLOBAL CORP LSA Final.docx

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delivery   of   a   Compliance   Certificate   with   any   “Notice   of   Borrowing”   (as   defined   in   Section   2.5)

requesting an Advance.

2.3.    Overadvances.    Lender  shall  not  be  required  to  make  any  Advance  at  any  time  in  a  principal amount  that  would,  when  aggregated  with  the  amount  of  the  Obligations  then  outstanding,  exceed  the

Borrowing  Capacity,  or  any  Advance  of  the  Foreign  Receivables  Sublimit  at  any  time  in  a  principal amount  that  would,  when  aggregated  with  the  amount  of  the  Obligations  then  outstanding,  exceed  the

Foreign  Receivables  Sublimit  Borrowing  Capacity.  If  the  Obligations  of  Borrower  to  Lender  incurred

under  the  Revolving  Credit  exceed  the  Borrowing   Capacity,  or  Obligations  of  Borrower  to  Lender

incurred under the Foreign Receivables Sublimit exceed the Foreign Receivables Borrowing Capacity,  for any reason (the amount of such excess to be referred to as an “Overadvance”), then (a) such Overadvance will  constitute  an  Advance  for  purposes  of  this  Agreement,  (b)  payment  of  such  Overadvance  will  be secured  by  the  Collateral,  (c)  Borrower  shall  immediately  repay  the  amount  of  such  Overadvance  without notice  or  demand  by  Lender,  and  (d)  Lender  may  in  Lender’s  sole  discretion  refrain  from  making  any additional Advances until the Overadvance has been repaid to Lender in full.

2.4.    Reserves.     Lender   may   at   any   time   establish   one   or   more   reserves   (“Reserves”)   under   the

Revolving  Credit  in  Lender’s  sole  discretion.   For  example,  and  without  limitation,  Lender  may  establish

Reserves  for  liabilities  of  Borrower  such  as  accrued  warranties  and  prepaid  maintenance  contracts.    A

Reserve  may  limit  the  Borrowing  Capacity,  reduce  the  Borrowing  Base  (by  reduction  of  an  advance  rate set forth in the Borrowing Base or otherwise),  or otherwise restrict Borrower’s ability to borrow  under the

Revolving  Credit.    Lender  shall  endeavor  to  notify  Borrower  promptly  after  the  establishment  of  any

Reserve;  provided,  however,  under  no  circumstance  shall  the  delivery  or  receipt  of  any  such  notice

constitute  a  condition  to  Lender’s  establishment  of  any  Reserve.    Borrower  acknowledges  that  Lender

shall   establish   a   Reserve   in   the   amount   of   Two   Hundred   Fifty   Thousand   and   00/100   Dollars

($250,000.00)   that   will   be   released   upon   the   satisfaction   of   the   following   in   Lender’s   reasonable

discretion:  (a)  Borrower  shall  deliver  unsigned  draft  audited  financial  statements  for  IGX  Global,  Inc.  for its  calendar  years  ending  in  2010  and  2011,  together  with  footnotes  to  accompany  any  such  annual financial  statements  if  prepared  by  the  independent  certified  public  accountant  in  connection  with  such draft  annual  financial  statements;  and  (b)  a  final  unaudited  opening  day  balance  sheet  of  Borrower prepared  by  Borrower’s  independent  certified  public  accountant  reflecting  Borrower’s  acquisition  of substantially  all  of  the  assets  and  assumption  of  certain  liabilities  of  IGX  Global,  Inc.  pursuant  to  the

terms   of   the   Asset   and   Stock   Purchase   Agreement   dated   on   or   about   the   Effective   Date   between

Borrower,   IGX   Global,   Inc.   and   the   other   parties   thereto   (the   “Asset   Purchase   Agreement”),   and

reflecting  all  post-closing  adjustments  as  contemplated  by  the  terms  of  the  Asset  Purchase  Agreement;

and   (c)   the   Lockbox   and   Blocked   Account   (as   described   in   Section   2.6,   below)   shall   have   been

established.

2.5.    Manner  of  Revolving  Credit  Borrowing;  Notice  of  Borrowing.    Borrower  shall  request  each

Advance  by  delivering  an  Authenticated  Notice  of  Borrowing  in  the  form  of  Exhibit  A  (a  “Notice  of

Borrowing”) to  Lender (a)  by  facsimile, or (b)  by  electronic  transmission  including, without limitation, e-

mail.   Borrower  must  verify  Lender’s  receipt  of  each  Notice  of  Borrowing  by  telephone  confirmation,  or

upon  Borrower’s  request  by  Borrower’s  receipt  of  confirming  e-mail  from  Lender.   Subject  to  the  terms

and conditions of this Agreement, Lender shall deliver the  amount of the  Advance requested in the Notice of  Borrowing  for  credit  to  any  account  of  Borrower  (other  than  a  payroll  account)  at  a  bank  in  the  United

States  of  America  as  Borrower  may  specify  in  writing  by  wire  transfer  of  immediately  available  funds  (i)

on  the  same  day  of  Lender’s  receipt  of  the  Notice  of  Borrowing  if  Lender  verifies  that  the  Notice  of

Borrowing  was  received  by  Lender  on  or  before  11  a.m.  Eastern  Time  on  a  Banking  Day,  or  (ii)  on  the

Banking  Day  immediately  following  Lender’s  receipt  of  the  Notice  of  Borrowing  if  Lender  verifies  that the Notice of Borrowing  was received by Lender after 11 a.m. Eastern Time on a Banking Day,  or Lender verifies  that  the  Notice  of  Borrowing  was  received  by  Lender  on  any  day  that  is  not  a  Banking  Day.

Lender  shall  charge  to  the  Revolving  Credit  Lender’s  usual  and  customary  fees  for  the  wire  transfer  of each Advance.

2.6.    Collections.

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(a)  Borrower  shall  open  a  lockbox  (the  “Lockbox”)  with  a  financial  institution  acceptable  to  Lender

(the  “Depository  Bank”)  pursuant  to  documents  with  the  Depository  Bank  that  are  in  form  and  content

acceptable  to  Lender.    Borrower  shall  instruct  all  if  its  Account  Debtors  to  forward  all  payments  of

Receivables  to  the  Lockbox,  and  shall  instruct  IGXGLOBAL  UK  Limited  to  wire  all  collections  of

Receivables  to  the  “Blocked  Account”  (defined  below)  without  setoff  or  other  deduction.   Borrower  shall

require  each  of  its  customers  making  a  payment  of  a  Receivable  by  check  or  other  instrument  to  make such check or instrument payable to the order of (i) Borrower, or (ii) Lender, or (iii) Borrower and Lender

jointly.    Collected  funds  in  the  Lockbox  shall  be  deposited  into  an  account  with  the  Depository  Bank established  by  Lender and  subject to  Lender’s sole  dominion  and  control (including, but not limited  to  the

sole  power  of  withdrawal)  (the  “Blocked  Account”).   The  agreement(s)  relating  to  the  Blocked  Account

between Lender, the Depository Bank and Borrower shall be in form and content satisfactory to Lender.

(b)  All   Proceeds   of   Collateral   received   by   Borrower,   including   cash,   checks,   drafts,   notes,

acceptances or other forms of payment, and whether Proceeds of Receivables, Inventory, insurance claims

or  other  otherwise,  shall  be  received  by  Borrower  in  trust  for  Lender.   Borrower  shall  deliver all  Proceeds

of  Collateral  in  Borrower’s  possession  to  the  Blocked  Account  immediately  after  receipt,  in  precisely  the form received (except for the endorsement or assignment of Borrower where necessary).

(c)  Borrower  shall  cause  Persons  processing  or  collecting  any  credit  card  payments  or  Proceeds  of

Receivables  on   behalf   of   Borrower  to   deliver   such   payments   or   Proceeds   to  the   Blocked   Account

promptly, but not less frequently than once every week.

(d)  Prior  to  the  establishment  of  the  Lockbox  and  Blocked  Account  Borrower  shall  remit  to  Lender daily  all  proceeds  of  Receivables  collected  by  Borrower,  and  shall  cause  IGXGLOBAL  UK  Limited  to direct  all  of  its  customers  to  remit  payment  of  Foreign  Receivables,  by  wire  transfer  of  immediately available funds to the following address:

Bank:

Harris Trust and Savings Bank

Chicago, IL 60690

ABA No.:

071000288

Account Name:      Keltic Financial Partners II, LP

Account No.:

3117009

Reference:

IGXGLOBAL, CORP.

2.7.    Crediting  of  Funds.   Each  Banking  Day  Lender  shall  withdraw  available  funds  from  the  Blocked

Account,   deposit  such   funds  in   the   Settlement  Account,  and   credit  available   funds  received   in  the

Settlement  Account  to  the  payment  of  the  Obligations.    Lender  shall  credit  to  the  payment  of  the

Obligations  any  other  form  of  funds  received  by  Lender  in  the  Settlement  Account  for  which  Lender  has received  notice  that  such  funds  are  collected  and  available  to  Lender  (i)  on  the  same  day  of  Lender’s receipt  of  such  notice  if  such  notice  is received  by  Lender  on  or  before  2  p.m.  Eastern  Time  on  a  Banking

Day,  and  (ii)  on  the  Banking  Day  immediately  following  Lender  receipt  of  such  notice  if  such  notice  is received  by  Lender  after  2  p.m.  Eastern  Time  on  a  Banking  Day,  or  if  such  notice  is  received  by  Lender

on  a  day  that  is  not  a  Banking  Day.    In  the  absence  of  an  Event  of  Default,  all  funds  credited  to  the repayment of the Obligations will be applied in the following order:

(a)  to unpaid fees and expenses;

(b)  to unpaid interest;

(c)  if   proceeds   of   a   Foreign   Receivable,   to   the   outstanding   principal   balance   of   the   Foreign

Receivables  Sublimit  (and  if  the  outstanding  principal  balance  of  the  Foreign  Receivables  Sublimit  is

Zero  and  00/100  Dollars  ($0.00)  or  is  in  a  credit  position,  to  the  remainder  of  the  outstanding  principal balance of the Revolving Credit);

(d)  if proceeds of a Domestic Receivable, to the outstanding principal balance of the Revolving Credit other  than  the  Foreign  Receivables  Sublimit  (and  if  the  outstanding  principal  balance  of  the  Revolving

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Credit  other  than  the  Foreign  Receivables  Sublimit  is  Zero  and  00/100  Dollars  ($0.00)  or  is  in  a  credit position, to the outstanding principal balance of the Foreign Receivables Sublimit); and

(e)  to all other Obligations in such order as Lender shall elect.

Upon  the  occurrence  and  during  the  continuation  of  an  Event  of  Default  Lender  shall  credit  available funds  received  in  the  Settlement  Account  to  the  repayment  of  the  Obligations  in  such  order  and  in  such amounts as Lender determines in Lender’s sole discretion.

All funds  credited  to  the  payment of  the  Obligations are  conditional  upon  final  payment  to  Lender  in  cash

or  solvent  credits  of  the  items  giving  rise  to  such  funds.    If  any  item  credited  to  the  payment  of  the

Obligations  is  not  paid  to  Lender,  the  amount  of  any  credit  given  for  such  item  shall  be  charged  to  the

balance  of  the  Obligations  whether  or  not  the  item  is  returned.   For  the  purpose  of  computing  interest  on

the  Obligations,  interest  shall  continue  to  accrue  on  the  amount  of  any  funds  credited  to  the  payment  of the  Obligations by  Lender for a period  of four (4)  Banking  Days after the date so  credited if a payment by check  or  other  Instrument  (including  if  made  using  any  electronic  check  deposit  or  similar  electronic check  scanning  methods),  or  for  a  period  of  two  (2)  Banking  Days  after  the  date  so  credited  if  a  payment by wire, electronic funds transfer or other similar electronic medium from  a remitting bank to the Blocked

Account.

2.8.    Records   of   Lender.     Lender   shall   maintain   Records   relating   to   the   Obligations,   Loans   and

Advances  (including  schedules  maintained  electronically)  containing  such  annotations  as  Lender  deems appropriate,  including  but  not  limited  to  annotations  regarding  the  dates  and  amounts  of  Advances,  the principal  balance  of  any  Loan,  and  the  dates  and  amounts  of  repayments  of  any  Loans,  and  shall  account

to  Borrower  monthly.    In  the  absence  of  manifest  error  each  Record  of  any  annotations  delivered  to

Borrower  shall  be  conclusive  and  binding  upon  Borrower  unless  Borrower  delivers  to  Lender  written

notice  of  any  objection  within  thirty  (30)  calendar  days  of  receipt.   If  Borrower  disputes  the  accuracy  of

any   Record   or   annotation,   Borrower’s   notice   shall   specify   in   detail   the   particulars   of   its   basis   for

contending  that  such  Record  or  annotation  is  inaccurate.   No  failure  of  Lender  to  render  any  Record  or  in

making  any  annotation  shall  affect  the  obligation  of  Borrower  to  pay  and  perform  the  Obligations pursuant to the terms of this Agreement and the other Loan Documents.

2.9.    Payment  on  Termination  Date;  Termination  of  Advances.   On  the  Termination  Date  of  a  Loan

Borrower  shall  pay  to  Lender  in  cash  the  entire  outstanding  principal  balance  of  such  Loan,  plus  all accrued  and  unpaid  interest  thereon  and  all  fees,  costs,  expenses  and  other  amounts  payable  to  Lender under  this  Agreement  and  the  other  Loan  Documents  in  connection  therewith.  Lender  shall  not  be obligated  to  make  or  continue  to  extend  any  Advance  to  Borrower  under  the  Revolving  Credit  after  the

Revolving Credit Termination Date.

ARTICLE 3.    INTEREST AND FEES.

3.1.    Interest.   Borrower  shall  pay  interest  on  the  outstanding  principal  amount  of  the  Revolving  Credit to  Lender  until  all  Obligations  with  respect  to  the  Revolving  Credit  have  been  finally  and  indefeasibly

paid  to  Lender  in  cash  and  performed  in  full.   Interest  shall  accrue  daily  on  the  daily  unpaid  principal

amount   of   the   Revolving   Credit,   and   Borrower   shall   pay   interest   to   Lender   monthly   in   arrears

commencing  on  the  first  Banking  Day  of  the  calendar  month  immediately  following  the  Effective  Date

and on the first Banking Day of each calendar month thereafter.   The interest rate on the Revolving Credit

shall equal:

(a)  if no Default or Event of Default has occurred and is continuing, the Revolving Credit Rate; and

(b)  if a Default or an Event of Default has occurred and is continuing, the Default Rate.

Notwithstanding  anything  to  the  contrary  in  this  Agreement  or  any  other  Loan  Document,  in  no  event shall  any  interest  paid  to  Lender  on  the  Revolving  Credit  exceed  an  amount  that  would  cause  the  interest

rate  on  the  Revolving  Credit  to  exceed  the  maximum  rate  permitted  by  applicable  law.   Any  amount  of

interest  paid  to  Lender  that  is  finally  and  irrevocably  determined  by  a  court  of  competent  jurisdiction  to

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exceed  the  maximum  interest  payable  on  the  Revolving  Credit  under  applicable  law  shall  be  returned  by

Lender to Borrower promptly thereafter.

3.2.    Facility  Fee.   Until  all  Obligations  have  been  finally  and  indefeasibly  repaid  in  cash  to  Lender  and performed  in  full,  Borrower  shall  pay  to  Lender  annually  a fee  (the “Facility  Fee”)  in  an  amount  equal  to

one  percent  (1.00%)  of  the  Revolving  Credit  Limit.    The  Facility  Fee  shall  be  earned  in  full  on  the

Effective  Date  and  on  the  first  (1st)  day  of  each  subsequent  Contract  Year.    In  the  absence  of  the

occurrence  and  continuation  of  an  Event  of  Default  the  Facility  Fee  shall  be  paid  in  twelve  (12)  equal

monthly  installments,  in  arrears,  on  the  first  day  of  each  calendar  month.   Upon  the  occurrence  of  any

Event  of  Default  and  written  notice  by  Lender,  Borrower  shall  immediately  pay  to  Lender  the  portion  of

the   Facility   Fee   remaining   unpaid   for   the   then-current   Contract   Year.     The   Facility   Fee   shall   be

appropriately  adjusted  during  any  Contract  Year  in  which  the  maximum  principal  amount  of  any  Loan  is increased.

3.3.    Collateral  Management  Fee.   Borrower  shall  pay  to  Lender  monthly  a  collateral  management  fee

(the   “Collateral   Management   Fee”)   in   an   amount   equal   to   Five   Thousand   and   00/100   Dollars

($5,000.00).   The  Collateral Management Fee  shall be  earned  in  full on  the  Effective  Date  and  on  the  first

(1st)  day  of  each  calendar  month  until  the  date  the  Obligations  have  been  finally  and  indefeasibly  paid  to

Lender   in   cash   and   performed   in   full.     The   Collateral   Management   Fee   shall   be   paid   in   arrears

commencing  on  the  first  Banking  Day  of  the  calendar  month  immediately  following  the  Effective  Date

and  on  the  first  Banking  Day  of  each  calendar  month  thereafter.    Upon  the  occurrence  and  during  the

continuation  of  a  Default  or  Event  of  Default,  the  monthly  Collateral  Management  Fee  shall  equal  Six

Thousand Five Hundred and 00/100 Dollars ($6,500.00).

3.4.    Commitment   Fee.     On   or   before   the   Effective   Date   Borrower   shall   have   paid   to   Lender   a

Commitment Fee of One Hundred Twenty Thousand and 00/100 Dollars ($120,000.00).

3.5.    Field Examination Fees; Appraisals.   Borrower shall be liable for and promptly reimburse Lender for  all  fees,  costs  and  expenses  associated  with  periodic  field  examinations  and  appraisals  of  Collateral performed  by  Lender  and/or  Lender’s  agents,  all  as  deemed  necessary  by  Lender  in  its  reasonable

discretion.    Following  the  first  (1st)  Contract  Year  in  no  event  shall  Borrower  be  liable  for  or  reimburse

Lender   for   such   fees,   costs   or   expenses   to   the   extent   Lender   performs   more   than   four   (4)   field

examinations   or   appraisals   in   any   calendar   year.     Notwithstanding   anything   to   the   contrary   in   the

foregoing,  Borrower  acknowledges  and  agrees  that  following  a  Default  or  Event  of  Default  Borrower shall be liable for and shall reimburse Lender for all fees, costs and expenses of all field examinations and appraisals  conducted  by  Lender  and/or  its  agents,  without  limit  and  regardless  of  the  number  of  field examinations or appraisals conducted by Lender or its agents in any calendar year.

3.6.    Late  Document Fee.   Borrower shall pay  to  Lender a  fee  of One  Hundred  Fifty  and  00/100  Dollars

($150.00) per document per calendar day for each document, instrument or report required to be delivered to Lender pursuant to ARTICLE 6 of this Agreement that is overdue.

3.7.    Liquidated  Damages.   Subject  to  the  terms  and  conditions  of  this  Agreement,  prior  to  the  third

(3rd)  anniversary  of  the  Effective  Date  and  upon  sixty  (60)  calendar  days’  advance  written  notice  to

Lender  (a  “Principal  Reduction  Notice”)  Borrower  shall  have  the  right  to  prepay  in  full  the  entire outstanding  principal  balance  of  the  Revolving  Credit,  all  accrued  and  unpaid  interest  thereon,  all  fees,

costs,  expenses  and  other  amounts  payable  to  Lender  in  connection  with  the  Revolving  Credit,  and  all

other  Obligations  payable  to  Lender  under  this  Agreement  and  the  other  Loan  Documents.   A  Principal

Reduction  Notice  shall  be  irrevocable  when  delivered  to  Lender,  and  if  all  Obligations  are  finally  and indefeasibly  paid  to  Lender  in  connection  with  such  Principal  Reduction  Notice  the  Revolving  Credit shall  be  terminated  and  all  obligations  of  Lender  to  extend  credit  to  Borrower  under  the  Revolving  Credit shall terminate.

If   prior   to   the   third   (3rd)   anniversary   of   the   Effective   Date   (a)   Borrower   prepays   all   Obligations

outstanding  in  full,  or  (b)  pursuant  to  the  terms  of  this  Agreement  or  any  other  Loan  Document,  either  (i)

Lender  demands  repayment  of  the  outstanding  Obligations  in  whole  or  in  part,  or  (ii)  repayment  of  the

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outstanding  Obligations  are  otherwise  accelerated  in  whole  or  in  part,  then  (c)  at  the  time  of  such prepayment,  repayment,  demand  or  acceleration  Borrower  shall  pay  liquidated  damages  to  Lender  in  an amount  equal  to  the  Revolving  Credit  Limit  multiplied  by  (i)  five  percent  (5.00%)  if  such  prepayment,

repayment,  demand  or  acceleration  occurs  prior  to  the  first  (1st)  anniversary  of  the  Effective  Date,  (ii)

three  percent  (3.00%)  if  such  prepayment,  repayment,  demand  or  acceleration  occurs  on  or  after  the  first

(1st) anniversary of the Effective Date but prior to the second (2nd) anniversary of the Effective Date, and

(iii)  one  percent  (1.00%)  if  such  prepayment,  repayment,  demand  or  acceleration  occurs  on  or  after  the second  (2nd)  anniversary  of  the  Effective  Date  but  prior  to  the  third  (3rd)  anniversary  of  the  Effective

Date.

Borrower  acknowledges  and  agrees  that:   it  would  be  difficult  or  impractical  to  calculate  Lender’s  actual

damages   from   early   termination   of   the   Revolving   Credit   and   Lender’s   compensation   from   Loans

hereunder following such early termination; the liquidated damages provided above are intended to be fair and  reasonable  approximations  of  such  damages  and  compensation,  and;  the  liquidated  damages  are  not intended to be penalties.

3.8.    Computation  of  Interest  and  Fees.   All  interest  and  fees  under  this  Agreement  shall  be  computed on  the  basis  of  a  year  consisting  of  three  hundred  sixty  (360)  days  for  the  number  of  days  actually elapsed.

3.9.    Interest,  Fees  and  Expenses  Charged  to  Revolving  Credit.   Borrower  acknowledges  and  agrees

that  Lender  may  (a)  charge  all  interest,  fees  and  expenses  described  in  this  Agreement  (specifically including  all  such  amounts  described  in  this  ARTICLE  3)  to  the  Revolving  Credit,  (b)  pay  such  amounts to  Lender  from  the  proceeds  of  the  Revolving  Credit,  and  (c)  treat  each  such  payment  as  an  Advance  of the Revolving Credit on the date such proceeds are paid to Lender

ARTICLE 4.    COLLATERAL AND SECURITY INTEREST.

4.1.    Grant  of  Security  Interest.   As  security  for  the  final  and  indefeasible  payment  to  Lender  in  cash and  performance  of  the  Obligations  in  full,  Borrower  hereby  pledges  to  Lender,  and  grants  to  Lender  a

continuing  general  lien  upon  and  security  interest  in  and  to  the  Collateral.   Borrower  acknowledges  and

agrees  that  Collateral  securing  any  purchase  money  security  interest  in  favor  of  Lender  also  secures  all non-purchase money security interests in favor of Lender.

4.2.    Nature  of  Security  Interest.   The  pledge,  lien  and  security  interest  granted  to  Lender  pursuant  to

this   Agreement   shall   continue   in   full   force   and   effect   until   the   Obligations   have   been   finally   and

indefeasibly  paid  to  Lender  in  cash  and  performed  in  full,  notwithstanding  the  termination  of  any  other

Loan Document (in whole or in part), the termination of Lender’s obligations to extend credit to Borrower

under   this   Agreement   or   any   other   Loan   Document,   the   full   or   partial   termination   (whether   by

prepayment,  demand  or  acceleration)  of  any  Loan,  or  that  the  Revolving  Credit  may  from  time  to  time  be temporarily  in  a  credit  position.  Any  balances  to  the  credit  of  Borrower  in  the  possession  of  Lender,  and any  other  Property  or  assets  of  Borrower  in  the  possession  of  Lender,  shall  be  held  by  Lender  as

Collateral, and applied in whole or partial satisfaction of the Obligations when due, subject to the terms of this Agreement.

4.3.    Perfection and Protection of Security Interest.

(a)  Borrower  will  execute  and  deliver  to  Lender  security  agreements,  assignments  (including,  without limitation,  assignments  of  specific  Accounts, Receivables,  Certificates  of  title,  Chattel  Paper,  Documents,

Instruments,   Goods,   Inventory,   Equipment   and   General   Intangibles),   and   other   documents   and

instruments  as  Lender  may  at  any  time  reasonably  request  to  establish,  evidence,  attach,  perfect,  or protect  any  security  interest,  pledge,  lien,  charge,  mortgage  or  other  encumbrance  granted  to  Lender.

Borrower  authorizes  Lender  to  file  all  financing  statements,  and  all  continuations  or  amendments  thereof,

to  establish,  evidence  attach,  perfect  or  protect  any  security  interest,  pledge,  lien,  charge,  mortgage  or

other  encumbrance  granted  to  Lender in  the  Collateral.   Borrower  agrees  that  subject  to  Borrower’s  rights

under  Section  9-509(d)(2)  of  the  UCC,  Borrower  is  not  and  shall  not  be  authorized  to  file  any  financing

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statement or amendment, termination  or corrective  statement with  respect to  any  financing  statement filed by  Lender,  or  with  respect  to  any  continuation  or  amendment  thereof,  without  the  prior  written  consent  of

Lender.

(b)  Borrower  will  perform  any  and  all  actions  requested  by  Lender  in  Lender’s  sole  discretion  to

establish,   attach,   perfect   or   protect   any   security   interest,   pledge,   lien,   charge,   mortgage   or   other

encumbrance   of   Lender   in   Inventory,   including   without   limitation,   placing   and   maintaining   signs,

appointing   custodians,   maintaining   stock   Records   and   transferring   Inventory   to   warehouses.     Upon

Lender’s  request,  Borrower  shall  record  Lender’s  security  interest  on  any  Certificate  Of  Title  for  any

Collateral  that  is  a  motor  vehicle.    Borrower  hereby  appoints  Lender,  and  Lender’s  designee(s),  as

Borrower’s  attorney-in-fact  (i)  to  execute  and  deliver  notices  of  lien,  financing  statements,  assignments,

and   any   other   documents,   instruments,   notices,   and   agreements   necessary   for   the   establishment,

attachment,  perfection  or  protection  of  any  security  interest,  pledge,  lien,  charge,  mortgage  or  other encumbrance  of  Lender  in  any  Collateral,  (ii)  to  endorse  the  name  of  Borrower  on  any  checks,  notes,

drafts  or  other  forms  of  payment  or  security  consisting  of  Collateral  that  may  come  into  the  possession  of

Lender  or  any  Affiliate  of  Lender,  (iii)  following  the  occurrence  and  during  the  continuation  of  an  Event of  Default,  to  sign  Borrower’s  name  on  invoices  or  bills  of  lading,  drafts  against  customers,  notices  of assignment,  verifications  and  schedules  relating  to  Collateral,  (iv)  following  the  occurrence  and  during the  continuation  of  an  Event  of  Default  (A)  to  notify  the  Post  Office  authorities  to  change  the  address  of delivery  of  mail  to  an  address  designated  by  Lender,  and  (B)  to  open  and  dispose  of  mail  addressed  to

Borrower,  and  (v)  generally,  to  do  all  things  necessary  to  carry  out  the  purposes  and  intent  of  this

Agreement.   The  powers  granted  herein,  being  coupled  with  an  interest,  are  irrevocable,  and  Borrower

approves  and  ratifies  all  acts  of  the  attorney(s)-in-fact  consistent  with  the  foregoing.   Neither  Lender  nor

any  attorney(s)-in-fact  shall  be  liable  for  any  act  or  omission,  error  in  judgment  or  mistake  of  law  so  long as the same does not constitute gross negligence or willful misconduct.

(c)  Borrower shall cooperate with Lender in obtaining waivers or subordinations in favor of Lender as

Lender  may  require  from  third  parties  having  any  interest  in  any  Collateral  and  Borrower  shall  cooperate with  Lender  in  obtaining “control”  of  Collateral  consisting  of  Deposit  Accounts,  electronic  Chattel  Paper,

Investment  Property,  or  Letter-Of-Credit  Rights  as  provided  in  Sections  9-104  through  9-107,  inclusive,

of  the  UCC.   If  any  Inventory  is  in  the  possession  or  control  of  any  third  party  other  than  a  purchaser  in the  ordinary  course  of  business  or  a  public  warehouseman  where  the  warehouse  receipt  is  in  the  name  of or  held  by  Borrower,  Borrower  shall  notify  such  person  of  each  security  interest,  pledge,  lien,  charge,

mortgage  or  other  encumbrance  of  Lender  therein  and  instruct  such  person  or  persons  to  hold  such

Inventory  for  the  account  and  benefit  of  Lender  and  subject  to  Lender’s  instructions.    Borrower  will

deliver  to  Lender  warehouse  receipts  covering  any  Inventory  located  in  warehouses  showing  Lender  as the  beneficiary  thereof  and  will  also  cooperate  with  Lender  in  obtaining  from  warehousemen  and  bailees agreements  relating  to  the  release  of  warehouseman’s  and  bailee’s  liens  on  Inventory  as  Lender  may request.

(d)  Borrower  acknowledges  and  agrees  that  the  security  interest  granted  to  Lender  pursuant  to  this

Agreement  shall  specifically  include  a  security  interest  in  all  Commercial  Tort  Claims  arising  after  the

Effective  Date, and  in  order to  permit Lender to  perfect its  security  interest in  each  such  Commercial Tort

Claim   Borrower   shall   promptly   deliver   to   Lender   copies   of   all   summonses,   complaints,   responses,

motions  and  other  pleadings  filed  by  or  against  Borrower  after  the  date  hereof  so  that  Lender  may  file  a

Uniform Commercial Code financing statement relating to each such Commercial Tort Claim.

4.4.    Limited  License.   Regardless  of  whether  Lender’s  security  interests  in  and  to  any  of  the  General

Intangibles  has  attached  or  is  perfected,  until  the  Obligations  have  been  finally  and  indefeasibly  paid  to

Lender  in  cash  and  performed  in  full,  Borrower  hereby  irrevocably  grants  to  Lender  a  royalty-free,  non-

exclusive  license  to  use  Borrower’s  General  Intangibles,  including  all  trademarks,  copyrights,  patents  and other  proprietary  and  intellectual  property  rights,  labels,  patents,  copyrights,  rights  of  use  of  any  name,

trade  secrets,  trade  names,  trademarks  and  advertising  matter,  and  any  Property  of  a  similar  nature,  as  it pertains to the Collateral in connection with the (a) advertisement for, and sale or other disposition of, any

finished   goods   Inventory   by   Lender   in   accordance   with   the   provisions   of   this   Agreement,   (b)

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manufacture,  assembly,  completion,  preparation  and  advertising  for  sale  or  other  disposition  of  any unfinished  Inventory  by  Lender  in  accordance  with  the  provisions  of  this  Agreement,  (c)  sale,  lease,

license  or  other  disposition  of  Collateral  by  Lender  in  accordance  with  the  provisions  of  this  Agreement,

and  Borrower’s rights under all licenses and  any  franchise, sales,  distribution and  supply  agreements shall inure to Lender’s benefit for such purposes.

4.5.    Rights  of  Lender  as  Secured  Party.   At  all  times  prior  to  the  final  and  indefeasible  payment  to

Lender in cash and performance of the Obligations in full, Lender shall have, in addition to all other rights and remedies of Lender under this Agreement (a) all rights and remedies granted to a  Secured Party  in the

UCC,  and  (b)  all  rights  and  remedies  with  respect  to  Collateral  granted  to  Lender  under  the  other  Loan

Documents,  and  (c)  all  rights  and  remedies  of  Lender  with  respect  to  the  Collateral  available  under applicable law.

4.6.    Communication  with  Account  Debtors.    Borrower  authorizes  Lender,  at  any  time  and  without notice  to  or  the  consent  of  Borrower,  to  communicate  directly  with  customers  of  Borrower  and  Account

Debtors  of  Borrower  by  whatever  means  Lender  shall  elect  for  the  purpose  of  verifying  information

supplied  by  Borrower  to  Lender  with  respect  to  Receivables  pursuant  to  this  Agreement.   Upon  Lender’s

request  at  any  time  Borrower  shall  provide  Lender  with  a  list  of  the  addresses,  telephone  and  facsimile numbers of its Account Debtors.

4.7.    Confirmatory  Written  Assignments.   Upon  Lender’s  request,  promptly  after  the  creation  of  any

Receivable  Borrower  shall  execute  and  deliver  a  confirmatory  written  assignment  to  Lender  of  such

Receivable.   Borrower’s  failure  to  execute  or  deliver  any  such  assignment  shall  not  affect  or  limit  any security interest or lien or other right of Lender in and to such Receivable.

4.8.    Lender’s  Right  to  Perform  Borrower’s  Obligations.    In  the  event  that  Borrower  shall  fail  to

purchase  or  maintain  insurance,  or  to  pay  any  tax,  assessment,  charge  or  levy  of  any  Governmental  Unit,

except   as   the   same   may   be   otherwise   permitted   hereunder,   or   in   the   event   that   any   lien,   charge,

encumbrance   or   security   interest   on   any   Collateral   not   specifically   permitted   by   the   terms   of   this

Agreement  shall  not  be  paid  in  full  or  discharged,  or  in  the  event  that  Borrower  shall  fail  to  perform  or comply  with  any  other  covenant,  promise  or  Obligation  to  Lender  hereunder  or  under  any  other  Loan

Document,  upon  two  (2)  Banking  Days’  notice  to  Borrower  Lender  may,  but  shall  not  be  required  to,

perform,  pay,  satisfy,  discharge  or  bond  the  same  for  the  account  of  Borrower,  and  all  monies  so  paid  by

Lender,  including  reasonable  attorneys’  fees  and  expenses  incurred  by  Lender  in  connection  therewith,

shall be treated as an Advance.

ARTICLE 5.    REPRESENTATIONS.

5.1.    Organization, Qualification and Structure.

(a)  Borrower  is  and  except  as  described  in  the  Disclosure  Schedule  always  has  been  a  corporation duly organized and existing under the laws of the State of Delaware.  Borrower’s federal tax identification number  is  46-1619176,  and  Borrower’s  registration  or  filing  number  with  the  Secretary  of  State  of  the

State  of  Delaware is  5260394.   Borrower  is  qualified  to  do  business  in  every  jurisdiction  where  the  nature of its business requires it to be so qualified.

(b)  Except  as  set  forth  in  the  Disclosure  Schedule  (i)  Borrower  has  no  subsidiaries  or  Affiliates  that are  not  natural  persons,  and  (ii)  during  the  preceding  five  (5)  years  (A)  Borrower  has  not  acquired,  been acquired  by,  or  merged,  consolidated,  combined  or  amalgamated  with  or  into,  any  other  Person,  in  whole or  in  part  (whether  by  purchase  or  sale  of  securities  and/or  assets,  by  assumption  of  liabilities,  or  by merger  or  otherwise),  (B)  Borrower  has  not  liquidated,  sold  or  disposed  of  any  subsidiary  or  Affiliate

(whether  by  sale  or  assignment  of  securities  and/or  assets  or  otherwise),  and  (C)  Borrower  has  not engaged in any joint venture or partnership with any other Person.

5.2.    Legally  Enforceable  Agreement.    The  execution,  delivery  and  performance  of  this  Agreement,

each  of  the  other  Loan  Documents  and  each  of  the  other  agreements,  instruments  and  documents  to  be delivered  by  Borrower  in  connection  with  this  Agreement  or  any  other  Loan  Document,  and  the  creation

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of  all  security  interests,  pledges,  liens,  charges,  mortgages  or  other  encumbrances  in  favor  of  Lender pursuant  to  this  Agreement  and  any  other  Loan  Document  (a)  are  within  Borrower’s  organizational power,  (b)  have  been  duly  authorized  by  all  necessary  or  proper  actions  of  or  pertaining  to  the  Borrower

(including   the   consent   of   directors,   officers,   and/or   shareholders,   as   applicable),   (c)   are   not   in

contravention  of  (i)  any  agreement  or  indenture  to  which  Borrower  is  a  party  or  by  which  Borrower  is bound  the  contravention  of  which  would  reasonably  be  expected  to  result  in  a  Material  Adverse  Change,

or  (ii)  Borrower’s  Charter  Documents,  or  (iii)  any  provision  of  law  the  contravention  of  which  would reasonably  be  expected  to  result  in  a  Material  Adverse  Change,  and  (d)  do  not  require  the  consent  or approval  of  any  Governmental  Unit  or  any  other  Person  that  has  not  been  obtained  that  would  reasonably be  expected  to  result  in  a  Material  Adverse  Change,  and  each  such  consent  or  approval  obtained  by

Borrower has been furnished to Lender prior to the Effective Date.

5.3.    Name and Address.  During the preceding five (5) years, Borrower has not been known by and has not  used  any  other  name,  whether  corporate,  fictitious  or  otherwise,  except  as  set  forth  on  the  Disclosure

Schedule.   The  Disclosure  Schedule  lists  all  real  property  owned  or  leased  by  Borrower,  and  if  leased,

the  correct  name  and  address  of  the  landlord  and  the  date  and  term  of  the  applicable  lease.   Borrower’s

main  office  is  at  the  main  office  address  identified  as  such  in  the  Disclosure  Schedule  and  Borrower maintains no other offices or facilities except as described in the Disclosure Schedule.

5.4.    Location of Collateral; Equipment List.  The Disclosure Schedule lists:

(a)  all  places  at  which  Records  relating  to  the  Collateral,  including,  but  not  limited  to,  all  Documents and  Instruments  relating  to  Receivables  and  Inventory,  are  maintained  by  Borrower  or  by  any  other

Person;

(b)  except  for  In  Transit  Inventory,  all  places  where  Borrower  maintains,  or  will  maintain,  Inventory,

and  whether  the  premises  are  owned  or  leased  by  Borrower  or  whether  the  premises  are  the  premises  of  a warehouseman,  bailee  or  other  third  party,  and  if  owned  by  a  third  party,  the  name  and  address  of  such third party;

(c)  all  of  Borrower’s  equipment,  and  describes  the  places  where  the  same  is  located  and  whether  the premises  are  owned  or  leased  by  Borrower  or  whether  the  premises  are  the  premises  of  a  warehouseman,

bailee or other third party, and if owned by a third party, the name and address of such third party.

5.5.    Title;  Liens;  Permitted  Liens.   Except  for  Permitted  Liens  and  liens  described  in  the  Disclosure

Schedule  Borrower  has  good  title  to  the  Collateral  and  is  the  sole  owner  thereof.   Except  as  set  forth  on

the   Disclosure  Schedule   none   of   the   Collateral   is   subject   to   any   prohibition   against   encumbering,

granting  a  security  interest  in  or  to,  pledging,  hypothecating  or  assigning  the  same  or  requires  notice  or consent to any Person in connection therewith.

5.6.    Existing  Indebtedness.   Borrower  has  no  existing  Indebtedness  except  the  Indebtedness  described in the Disclosure Schedule.

5.7.    Financial   Statements.     The   financial   statements   of   Borrower   described   on   the   Disclosure

Schedule,  copies  of  which  have  been  delivered  to  Lender,  fairly  present  Borrower’s  financial  condition and  results  of  operations  as  of  the  dates  and  for  the  periods  covered,  contain  no  Material  misstatements,

and  there  has  been  no  Material  Adverse  Change  since  such  dates.   Borrower  has  no  contingent  liabilities,

liabilities  for  taxes  (except  for  taxes  billed  but  not  yet  due),  unusual  forward  or  long-term  commitments,

or   unrealized   or   unanticipated   losses   or   expenses   from   any   unfavorable   commitments  (collectively,

“contingent  liabilities”)  that  have  not  been  disclosed  in  such  financial  statements  or  the  notes  thereto,

except  for  contingent  liabilities  incurred  in  the  ordinary  course  of  Borrower’s  business  since  the  date  of the financial statements described on the Disclosure Schedule.

5.8.    Solvent Financial Condition.  Borrower is Solvent.

5.9.    General  Intangibles,  Patents,  Trademarks,  Copyrights  and  Licenses.    Borrower  owns  or  is

licensed  to  use  all  rights,  title  and  interests  in  and  to  all  General  Intangibles,  including  but  not  limited  to patents,  trademarks,  service  marks,  trade  names,  copyrights,  licenses  and  intellectual  property,  necessary

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for  the  conduct  of  Borrower’s  business  on  the  Effective  Date  and  planned  future  conduct  of  its  business

without  any  conflict  with  the  rights  of  others.   All  General  Intangibles  owned  or  used  by  Borrower  in

Borrower’s  operations  or  the  conduct  of  its  business  are  listed  on  the  Disclosure  Schedule  and  indicate the  owner  of  such  General  Intangible  and  a  description  of  the  rights  of  Borrower  to  use  such  General

Intangible if not owned by Borrower.

5.10.  Existing  Business  Relationships.   Except  as  described  in  the  Disclosure  Schedule  there  exists  no actual  or  threatened  termination,  cancellation  or  limitation  of,  or  any  adverse  modification  or  change  in,

the  business  relationship  of  Borrower  with  any  supplier,  customer  or  group  of  customers  that  individually or in the aggregate could result in a Material Adverse Change.

5.11.  Investment Company Act: Federal Reserve Board  Regulations.   Borrower is not an “investment

company”,  or  an  “affiliated  person”  of,  or  “promoter”  or  “principal  underwriter”  for,  an  “investment company”,  as  such  terms  are  defined  in  the  Investment  Company  Act  of  1940,  as  amended  (15  U.S.C.  §§

80(a)(1),  et  seq.).    The  making  of  the  Loans  under  this  Agreement  by  Lender,  the  application  of  the proceeds  and  repayment  thereof  by  Borrower  and  the  performance  of  the  transactions  contemplated  by this  Agreement  will  not  violate  any  provision  of  such  Act,  or  any  rule,  regulation  or  order  issued  by  the

Securities  and  Exchange  Commission  thereunder.   Borrower  does  not  own  any  margin  security  as  that

term  is  defined  in  Regulation  U  of  the  Board  of  Governors  of  the  Federal  Reserve  System  and  the

proceeds  of  the  Loans  made  pursuant  to  this  Agreement  will  be  used  only  for  the  purposes  contemplated

under  this  Agreement.    None  of  the  proceeds  of  the  Loans  will  be  used,  directly  or  indirectly,  for  the purpose  of  purchasing  or  carrying  any  margin  security  or  for  the  purpose  of  reducing  or  retiring  any

Indebtedness  which  was  originally  incurred  to  purchase  or  carry  margin  security  or  for  any  other  purpose which  might  constitute  any  of  the  Loans  under  this  Agreement  a  “purpose  credit”  within  the  meaning  of

said  Regulation  U  or  Regulations  T  or  X  of  the  Federal  Reserve  Board.   Borrower  will  not  take,  or  permit

any  agent  acting  on  its  behalf  to  take,  any  action  which  might  cause  this  Agreement  or  any  document  or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

5.12.  Anti-Money   Laundering   and   Terrorism   Regulations.     Borrower:   (a)   acknowledges   that   its

transactions  are  subject  to  applicable  Anti-Terrorism  Laws;  (b)  will  comply  in  all  material  respects  with all  applicable  Anti-Terrorism  Laws,  including,  if  appropriate,  the  USA  Patriot  Act;  (c)  acknowledges  that

Lender’s   performance   hereunder   is   also   subject   to   Lender’s   compliance   with   all   applicable   Anti-

Terrorism  Laws,  including  the  USA  Patriot  Act;  (d)  acknowledges  that  its  Affiliates  are  not  Blocked

Persons;  (e)  acknowledges  that  Lender  will  not  conduct  business  with  any  Blocked  Person;  (f)  will  not  (i)

conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation,  the  making  or  receiving  of  any  contribution  of  funds,  goods  or  services  to  or  for  the  benefit  of any  Blocked  Person,  (ii)  deal  in,  or  otherwise  engage  in  any  transaction  relating  to,  any  Property  or

interests  in  Property  blocked  pursuant  to  Executive  Order   No.  13224  or  other  Anti-Terrorism  Law,  or

(iii)  engage  in  or  conspire  to  engage  in  any  transaction  that  evades  or  avoids,  or  has  the  purpose  of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224

or   other   Anti-Terrorism   Law;   (g)   shall   provide   to   Lender   all   such   information   about   Borrower’s

ownership,  officers,  directors,  business  structure  and,  to  the  extent  not  prohibited  by  applicable  law  or agreement,  customers,  as  Lender  may  reasonably  require;  and  (h)  will  take  such  other  action  as  Lender may reasonably request in connection with Lender’s obligations described in clause (d) above.

5.13.  Tax  Returns.   Borrower  has  filed  all  Federal,  state  and  local  tax  returns  required  to  be  filed,  or  has received  an  extension  for  such  filing  from  the  appropriate  taxing  authority,  and  has  paid  all  taxes  shown

thereon   to   be   due   including   interest   and   penalties   or   has   provided   adequate   reserves   therefor.   No

assessments  have  been  made  against  Borrower  by  any  taxing  authority  nor  has  any  penalty  or  deficiency

been  made  by  any  such  authority.   No  Federal,  state  or  local  income  tax  return  of  Borrower  is  presently being  examined  by  the  Internal  Revenue  Service  or  any  applicable  state  or  local  taxing  authority,  and  the results  of  any  prior  examination  by  the  Internal  Revenue  Service  or  any  state  or  local  taxing  authority  is not being contested by Borrower, or to Borrower’s knowledge by such Significant Holder.

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5.14.  Litigation.    Except  as  disclosed  in  the  Disclosure  Schedule  no  action  or  proceeding  at  law,  in

equity   or   otherwise   is   pending,   or   to   the   knowledge   of   Borrower   is   threatened,   by   or   before   any

Governmental  Unit,  or  before  any  arbitrator  or  panel  of  arbitrators  (a)  against  Borrower,  or  (b)  by

Borrower  as  plaintiff,  as  counter-claimant  or  otherwise  pursuant  to  which  Borrower  has  asserted  claims

for   damages,   and   Borrower   has   not   accepted   liability   for   any   matter   described   on   the   Disclosure

Schedule.

5.15.  ERISA  Matters.    The  Disclosure  Schedule  lists  all  “Employee  Benefit  Plans”  (as  such  term  is defined  in  ERISA)  offered  by  Borrower  to  any  of  its  employees,  officers  and  directors,  and  indicates

whether  any  such  plan  is  defined  benefit  pension  plan.   If  any  Employee  Benefit  Plan  is  a  defined  benefit

plan: (a) the present value of all accrued vested benefits under such defined benefit plan (calculated on the basis  of  the  actuarial  valuation  for  the  plan)  did  not  exceed,  as  of  the  date  of  the  most  recent  actuarial valuation  for  such  defined  benefit  plan,  the  fair  market  value  of  the  assets  of  such  plan  allocable  to  such benefits,  (b)  Borrower  is  not  aware  of  any  information  since  the  date  of  as  of  the  date  of  the  most  recent actuarial  valuation  that  would  affect  the  information  contained  therein,  (c)  such  defined  benefit  plan  has not  incurred  an  “accumulating  funding  deficiency”  (as  that  term  is  defined  in  Section  302  of  ERISA  or

Section   412   of   the   Code)   whether   or   not   waived,   or   Borrower   has   made   all   “minimum   required

contributions”  (as  such  term  is  defined  in  Section  303  of  ERISA  or  Section  430  of  the  Code)  to  such defined  benefit  plan,  (d)  no  liability  to  the  Pension  Benefit  Guaranty  Corporation  (other  than  required premiums  which  have  become  due  and  payable,  all  of  which  have  been  paid)  has  been  incurred  with respect  to  such  defined  benefit  plan,  and  (e)  there  has  not  been  any  Reportable  Event  which  presents  a

risk  of  termination  of  the  defined  benefit  plan  by  the  Pension  Benefit  Guaranty  Corporation.   Borrower

has  not  engaged  in  any  transaction  that  would  subject  Borrower  to  tax,  penalty  or  liability  for  prohibited transactions imposed by ERISA or the Code.

5.16.  O.S.H.A.     Borrower   has   complied   in   all   Material   respects   with,   and   its   facilities,   business,

leaseholds,  equipment  and  other  property  are  in  Material  compliance  with,  the  provisions  of  the  federal

Occupational Safety and Health Act and all rules and regulations promulgated thereunder, and all Federal,

state  and  local  governmental  rules,  ordinances  and  regulations  similar  thereto.   There  are  no  outstanding

citations,  notices  or  orders  of  non-compliance  issued  to  Borrower  or  relating  to  its  facilities,  business,

leaseholds, equipment or other property under the federal Occupational Safety and Health Act, any rule or regulation promulgated thereunder, or any similar state or local Governmental Rules.

5.17.  Environmental  Matters.   Except  as  disclosed  in  the  Disclosure  Schedule,  Borrower  is  in  Material

compliance with all Environmental Laws.

5.18.  Labor  Disputes.   There  is  no  pending,  or to  Borrower’s  knowledge  threatened, labor dispute  which could result in a Material Adverse Change.

5.19.  Location  of  Bank  and  Securities  Accounts.   The  Disclosure  Schedule  lists  all  deposit,  checking

and  other  bank  accounts,  and  all  securities  and  other  investment  accounts,  maintained  with  any  financial institution  or  securities  intermediary  and  all  other  similar  accounts  maintained  by  Borrower  (collectively,

“Bank Accounts”), together with a description thereof.

5.20.  Compliance   With   Laws.     Borrower   is   in   Material   compliance   with   all   Governmental   Rules

applicable to its ownership or use of its Property and the operation and conduct of its business.

5.21.  Capital  Structure.   The  Disclosure  Schedule  describes  (i)  Borrower’s  holders  of  Equity  Interests of  record  and  the  number  and  type  of  Equity  Interests  held  by  each  such  Person,  and  (ii)  all  holders  of subscriptions, warrants, options, convertible securities, and  other rights (fixed, contingent or otherwise) to purchase  or  otherwise  acquire  Equity  Interests,  and  the  number  and  type  of  Equity  Interests  that  may  be acquired by each such Person.

5.22.  No   Other   Violations.     Borrower  is  not  in   violation   of  any   term  or  provision  of  its   Charter

Documents,  and  no  event  or  condition  or  series  of  events  or  conditions  has  or  have  occurred  or  is  or  are continuing  which  constitutes  or  results  in  (or  would  constitute  or  result  in,  with  the  giving  of  notice,  lapse of  time  or  other  condition)  (a)  a  breach  of,  or  a  default  under,  Borrower’s  Charter  Documents  or  any

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agreement,  undertaking  or  instrument  to  which  Borrower  is  a  party  or  by  which  it  or  any  of  the  Collateral may  be  affected,  or  (b)  the  imposition  of  any  security  interest,  pledge,  lien,  charge,  mortgage  or  other encumbrance on any Collateral.

5.23.  Full  Disclosure.   No  information  contained  in  any  Loan  Document,  the  financial  statements  or  any written  statement  furnished  by  or  on  behalf  of  Borrower  under  any  Loan  Document,  or  to  induce  Lender to  execute  the  Loan  Documents,  contains  any  untrue  statement  of  a  material  fact  or  omits  to  state  a material  fact  necessary  to  make  the  statements  contained  herein  or  therein  not  misleading  in  light  of  the circumstances under which they were made.

5.24.  Survival  of  Representations.   All  representations  of  Borrower  contained  in  this  Agreement  and  in the other Loan Documents shall be true, accurate and complete at the time of Borrower’s execution of this

Agreement,  shall  be  true,  accurate  and  complete  on  the  Effective  Date,  and  shall  be  true,  accurate  and

complete  on  the  date  of  each  Advance  and  Loan  made  to  Borrower.    Lender’s  right  to  bring  an  action  for

breach  of  any  such  representation  or  to  exercise  any  right  or  remedy  under  this  Agreement  or  any  other

Loan  Document  based  upon  the  breach  of  any  such  representation  shall  survive  the  execution,  delivery and  acceptance  of  this  Agreement  and  each  other  Loan  Document,  and  the  closing  of  the  transactions described  in  this  Agreement  until  the  Obligations  are  finally  and  indefeasibly  paid  to  Lender  in  cash  and performed in full.

ARTICLE 6.    FINANCIAL   INFORMATION   TO   BE   DELIVERED   TO   LENDER.     Borrower

covenants  and  agrees  that  at  all  times  prior  to  the  final  and  indefeasible  payment  to  Lender  in  cash  and performance  of  the  Obligations  in  full,  Borrower  shall  deliver  to  Lender,  or  shall  cause  to  be  delivered  to

Lender:

6.1.    Borrowing  Base  Certificates.   A  satisfactorily  completed  and  Authenticated  certificate in  the  form of  Exhibit  B  (a  “Borrowing  Base  Certificate”)  together  with  accompanying  sales  journals,  cash  receipts journals  and  detailed  sales  credit  reports  (a)  contemporaneously  with  each  request  for  an  Advance,  (b)

weekly  (on  or  before  Tuesday  of  the  following  week  prepared  as  of  the  preceding  week  end)  if  no

Advance was requested in a calendar week, and (c) monthly (within five (5) calendar days after the end of

each  calendar  month,  prepared  as  of  the  end  of  such  month).    In  addition,  Borrower  shall  provide  to

Lender  with  each  Borrowing  Base  Certificate  a  report  showing  in  reasonable  detail  all  sales  to  Account

Debtors  (i)  on  consignment  or  on  approval,  under  all  bill  and  hold,  guaranteed  sale,  sale  or  return,  billing in  advance  of  shipment,  and  other  “pre-billing”  arrangements,  and  (ii)  under  all  payment  plans,  scheduled

installment  plans,  extended  payment  terms  or  on  any  other  repurchase  or  return  basis.    On  Lender’s

request,  Borrower  shall  also  furnish  to  Lender  copies  of  invoices  to  customers  and  related  shipping  and delivery receipts or warehouse receipts for all Inventory covered by each such invoice.

6.2.    A/R  and  A/P  Aging;  Perpetual  Inventory  Report.    (a)  Weekly  (on  or  before  Tuesday  of  the

following  week  prepared  as  of  the  preceding  week  end)  a  summary  report  of  Borrower’s  agings  of accounts  receivable  and  accounts  payable  (each,  based  on  the  respective  invoice  dates),  and  (b)  monthly

(within  five  (5)  calendar  days  after  the  end  of  each  month,  prepared  as  of  the  end  of  such  month)  a detailed  report  of  Borrower’s  agings  of  accounts  receivable  and  accounts  payable  (each,  based  on  the respective invoice dates) and a perpetual inventory report.

6.3.    Ineligible  Receivables.   Weekly  (on  or  before  Tuesday  of  the  following  week  prepared  as  of  the preceding  week  end)  and  monthly  (within  five  (5)  calendar  days  after  the  end  of  each  calendar  month,

prepared  as  of  the  end  of  such  month)  a  report  showing  Borrower’s  Receivables  that  are  not  Eligible

Receivables.

6.4.    Annual  Financial  Statements;  Compliance  Certificates.   Within one  hundred  five  (105)  calendar

days  after  the  close  of  each  Fiscal  Year,  a  copy  of  audited  annual  financial  statements  of  Borrower prepared  by  an  independent  certified  public  accountant  in  accordance  with  GAAP  consisting  of  a  balance sheet,  statements  of  operations  and  retained  earnings,  statements  of  cash  flow,  acceptable  to  Lender  in  its reasonable  discretion,  together  with  a  satisfactorily  completed  and  Authenticated  Compliance  Certificate in the form  of  Exhibit C (a “Compliance Certificate”) prepared as of and for the end of such Fiscal Year.

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If  Borrower’s  independent  certified  public  accountant  has  prepared  footnotes  to  accompany  any  such financial statements, Borrower shall deliver such footnotes to Lender contemporaneously with Borrower’s

delivery  of  the  associated  financial  statements  to  Lender.   The  financial  statements  delivered  to  Lender

pursuant to this Section 6.4 shall fairly present Borrower’s financial condition and results of operations as of the dates and for the periods covered, and shall not contain any Material misstatements.

6.5.    Monthly Financial Statements; Compliance Certificates.   Within twenty (20) calendar days after

the  end  of  each  calendar  month  financial statements  consisting  of  balance  sheets, statements  of  operations and  retained  earnings,  and  within  fifty  (50)  calendar  days  after  the  end  of  each  Fiscal  Quarter  statements of  cash  flow,  in  each  case  prepared  by  management  of  Borrower  as  of  and  for  the  end  of  such  calendar month  or  Fiscal  Quarter,  as  applicable,  in  accordance  with  GAAP  (except  for  the  absence  of  footnotes),

together  with  a  satisfactorily  completed  and  Authenticated  Compliance  Certificate  prepared  as  of  and  for

the  end  of  such  calendar  month  or  Fiscal  Quarter,  as  applicable   The  financial  statements  delivered  to

Lender  pursuant  to  this  Section  6.5  shall  fairly  present  Borrower’s  financial  condition  and  results  of operations as of the dates and for the periods covered, and shall not contain any Material misstatements.

6.6.    Physical  Inventory  Report.   Annually  within  fifteen  (15)  calendar  days  of  the  end  of  each  Fiscal

Year,  prepared  as  of  such  Fiscal  Year  end,  a  report  of  Borrower’s  physical  inventory  audit  conducted  as of such date.

6.7.    Projections.   No  later  than  thirty  (30)  calendar  days  prior  to  the  end  of  each  Fiscal  Year,  monthly financial  projections  for  the  next  Fiscal  Year  and  annual  projections  for  each  succeeding  Fiscal  Year ending on or prior to the Revolving Credit Termination Date, in form satisfactory to Lender.

6.8.    Customer  and  Vendor  Lists.    On  each  June  30  and  December  31  a  list  of  all  of  Borrower’s customers  and  vendors,  including  the  addresses,  telephone  and  facsimile  numbers  of  each  customers  and vendors as of such date.

6.9.    Insurance.   Annually,  no  later  than  thirty  (30)  calendar  days  prior  to  the  renewal  date  of  each  of

Borrower’s  insurance  policies,  evidence  of  insurance  with  respect  to  such  insurance  in  form  and  content satisfactory  to  Lender  and  otherwise  in  compliance  with  Section  7.5  of  this  Agreement,  together  with  the original insurance policy.

6.10.  Tax  Returns.     Annually,  within  ten  (10)  calendar  days  of  filing,  copies  of  Borrower’s  federal  and state tax returns.

6.11.  Other  Information.   Such  other  information  relating  to  the  financial  condition  of  Borrower,  or  any

Property  or  Collateral  of  Borrower  in,  on  or  respect  to  which  Lender  may  have  a security  interest,  pledge,

lien, charge, mortgage  or other encumbrance, as Lender may  from  time  to  time reasonably  request.   On  or

before  the  Effective  Date,  Borrower  shall  deliver  to  Lender  a  letter  in  form  and  content  acceptable  to

Lender addressed  to  Borrower’s  independent certified  accountants  instructing  such  accountants  to  comply with  the  provisions  of  this  Section  6.11,  which  letter  shall  be  acknowledged  by  such  accountants  (an

“Accountant’s   Access   Letter”).     Borrower   hereby   authorizes   Lender   to   communicate   directly   with

Borrower’s   independent   certified   public   accountants   executing   an   “Accountant   Access   Letter”   in

connection  with  the  transactions  contemplated  hereby  and  authorizes  such  accountants  to  disclose  to

Lender   any   and   all   financial   statements   and   other   information   addressed   in   the   instruction   and

acknowledgment   letter   (described   below),   and   such   other   information   that   Lender   may   reasonably

request, and Lender shall treat and hold all such information in a confidential manner.

ARTICLE 7.    AFFIRMATIVE  COVENANTS.   Borrower  covenants  and  agrees  that  at  all  times  prior to  the  final  and  indefeasible  payment  to  Lender  in  cash  and  performance  of  the  Obligations  in  full,

Borrower shall:

7.1.    Use  of  Loan  Proceeds.   Use  all  proceeds  of  Advances  for  Borrower’s  working  capital  purposes,  to acquire  substantially  all  of  the  assets  of  IGX  Global,  Inc.  and  assume  certain  liabilities  of  IGX  Global,

Inc.  as  described  in  the  Asset  Purchase  Documents,  to  acquire  all  of  the  issued  and  outstanding  shares  of stock of IGXGLOBAL UK  Limited, and to pay for transaction-related costs incident thereto.

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7.2.    Business  and  Existence;  Trade  Names.   Preserve  and  maintain  Borrower’s  separate  existence  and rights,  privileges  and  franchises,  and  except  for  trade  names  described  in  the  Disclosure  Schedule transact  business  in  Borrower’s  own  name  and  invoice  all  of  Borrower’s  Receivables  in  Borrower’s  own

name.

7.3.    Taxes.   Pay  and  discharge  all  taxes,  assessments,  charges,  levies  and  encumbrances  imposed  upon

Borrower,   Borrower’s   income   or   Borrower’s   profits   or   upon   any   Property   of   Borrower   by   any

Governmental  Unit  prior  to  the  date  on  which  penalties  attach  thereto,  except  where  the  same  is  being contested  by  Borrower  in  good  faith  by  appropriate  proceedings  being  diligently  conducted  and  Reserves for such amounts have been established by Lender and have been maintained by Borrower.

7.4.    Compliance  with  Laws.   Comply  in  all  Material  respects  with  all  Governmental  Rules  applicable to  Borrower  including,  without  limitation,  all  laws  and  regulations  regarding  the  collection,  payment  and deposit  of  employees’  income,  unemployment  and  Social  Security  taxes,  all  Environmental  Laws  and  all applicable  provisions  of  ERISA  and  the  Code,  and  any  other  applicable  laws,  rules  or  regulations  relating to the compensation of employees and funding of employee pension plans.

7.5.    Maintain  Properties;  Insurance.   (a)  Maintain  its  Properties  in  good  condition  and  repair  at  all times, (b) preserve its Properties from  loss, damage, or destruction  of any  nature whatsoever,  and (c) keep all  of  its  Properties  insured  with  insurance  companies  licensed  to  do  business  in  the  State  where  such

Property  is  located  against  loss  or  damage  by  fire  or  other  risk  under  extended  coverage  endorsement  and against  theft,  burglary,  and  pilferage  together  with  such  other  hazards,  and  in  such  amounts,  as  Lender

may  from  time  to  time  reasonably  request.   Borrower  shall  deliver  to  Lender  each  policy  of  insurance covering  any  Property  and  certificates  of  insurance  containing  endorsements  in  form  satisfactory  to

Lender  naming  Lender  as  lender  loss  payee,  additional  insured  and  such  other  beneficiary  designations  as required  by  Lender,  and  providing  that  the  insurance  shall  not  be  canceled,  amended  or  terminated  except

upon   thirty   (30)   calendar   days’  prior   written   notice   to   Lender.  Lender   shall  retain   all  Proceeds   of

insurance  received  by  Lender  for  application  to  the  payment  of  all  or  any  portion  of  the  Obligations  as

Lender may determine in Lender’s sole discretion.

7.6.    Business  Records.      Keep  adequate  records  and  books  of  account  with  respect  to  Borrower’s business  activities  in  which  proper  entries  are  made  in  accordance  with  sound  bookkeeping  practices

reflecting  all  financial  transactions  of  Borrower.    Borrower  shall  maintain  full,  accurate  and  complete

Records  respecting  Receivables,  Inventory  (including  a  perpetual  inventory  reporting  system),  and  all

other  Collateral  at  all  times.    Borrower  shall  maintain  all  of  its  Bank  Accounts  as  set  forth  on  the

Disclosure  Schedule.    Borrower  shall  cause  all  of  its  invoices  to  be  printed  and  to  bear  consecutive numbers, and to issue its invoices in such consecutive numerical order.

7.7.    Delivery  of  Documents  and  Instruments.    Appropriately  endorse  and  immediately  deliver  to

Lender all notes, trade acceptances, Instruments and Documents included in or evidencing the Proceeds of any  Receivables,  and  all  Documents  of  title  and  Chattel  Paper,  whether  or  not  negotiable,  covering  any

Inventory.     Borrower   acknowledges   that   Borrower   waives   protest   regardless   of   the   form   of   the

endorsement  on  any  note,  trade  acceptance,  Instrument,  Document,  Document  of  title  or  Chattel  Paper delivered to Lender.

7.8.    Name  Change;  Organizational  Change;  Creation  of  Affiliates.   Provide  Lender  with  not  fewer

than  thirty  (30)  calendar  days’  notice  in  an  Authenticated  Record  prior  to  any  proposed  (a)  change  in

Borrower’s  state  of  organization  or  organizational  structure,  (b)  change  of  Borrower’s  name,  (c)  use  of any  trade  name  or  fictitious  name,  “d/b/a”  or  other  similar  designation,  (d)  creation  of  any  Affiliate  under the  control  of  Borrower,  or  (e)  transaction  or  series  of  transactions  pursuant  to  which  Borrower  would become an Affiliate under the control of any other Person.

7.9.    Change  of  Offices;  Records.   Provide  Lender  with  not  fewer  than  thirty  (30)  calendar  days’  notice in  an  Authenticated  Record  prior  to  any  change  of  Borrower’s  chief  executive  office  or  any  office  where

Borrower  maintains  its  Records  (including  computer  printouts  and  programs)  with  respect  to  Receivables or any other Collateral.

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7.10.  Change  of  Fiscal  Year.   Provide  Lender  with  not  fewer  than  ninety  (90)  calendar  days’  notice  in an Authenticated Record prior to any change of Borrower’s Fiscal Year.

7.11.  Access  to  Books  and  Records.   Provide  Lender  with  access  to  Borrower’s  books  and  Records  and permit  Lender  to  copy  and  inspect  such  books  and  Records  all  as  Lender  to  enable  Lender  to  monitor  the

Loans  and  the  Collateral.   Lender  may  examine  and  inspect  the  Inventory,  Equipment  or  other  Collateral and  may  examine,  inspect  and  copy  all  books  and  Records  with  respect  thereto  at  any  time  during

Borrower’s  normal  business  hours  (a)  in  the  absence  of  a  Default  or  Event  of  Default,  upon  reasonable notice  to  Borrower,  and  (b)  following  the  occurrence  and  during  the  continuation  of  a  Default  or  Event  of

Default, without notice.

7.12.  Solvency.    Continue to be Solvent.

7.13.  Notice  to  Lender.    Provide  Lender  with  prompt  telephonic  notice  (followed  by  notice  in  an

Authenticated Record) after becoming aware of any of the following:

(a)  the   happening   of   any   event,   occurrence   or   condition,   or   series   of   events,   occurrences   or

conditions,  that  would  cause  any  representation  contained  in  ARTICLE  5  to  be  untrue,  inaccurate  or misleading;

(b)  the existence of a Default or an Event of Default;

(c)  the   happening   of   any   event,   occurrence   or   condition,   or   series   of   events,   occurrences   or

conditions,  that  has  resulted  in,  or  that  may  reasonably  be  expected  to  result  in,  a  Material  Adverse

Change;

(d)  any  dispute  that  may  arise  between  Borrower  and  any  Governmental  Unit,  including  any  action relating  to  any  tax  liability  of  Borrower,  in  connection  with  which  Borrower  would  be  liable (as  damages,

penalties,   fines,   costs   or   expenses,   or   any   combination   of   the   foregoing)   for   a   Material   amount   if

adversely determined;

(e)  any  labor  controversy  resulting  in  or  threatening  to  result  in  a  strike  or  work  stoppage  against

Borrower in connection with which Borrower would suffer Material damages;

(f)  any proposal by any Governmental Unit to acquire any Material Property of Borrower;

(g)  the  location  of  any  Collateral  other  than  at  Borrower’s  place(s)  of  business  as  described  in  the

Disclosure Schedule;

(h)  any  cancellation,  non-renewal,  acceleration,  draw  upon,  termination  or  other  event  (as  applicable)

with respect to any letter of credit, bond, note or other financial accommodation in a  Material face amount or  Material  principal  amount  issued  or  made  to,  or  in  favor  of,  any  other  Person,  for  which  Borrower  has agreed to or is obligated to repay, or to reimburse or indemnify the issuer thereof, the creditor with respect thereto  or  any  other  Person,  in  whole  or  in  part  (a  “Third  Party  Obligation”),  whether  such  obligation  of

Borrower arises by reason of the extension of credit, the opening, guaranteeing or confirming of a letter of credit,  any  loan,  guaranty,  indemnification,  or  any  other  manner,  whether  direct  or  indirect  (including  if acquired by purchase, assignment or otherwise), absolute or contingent;

(i)  the  commencement  of  any  litigation,  suit,  action  or  proceeding,  at  law  or  in  equity  (i)  against

Borrower  as  defendant,  co-defendant,  third  party  defendant  or  otherwise,  involving  money  or  Property  of a  Material  amount,  or  (b)  by  Borrower  as  plaintiff,  as  counter-claimant  or  otherwise  pursuant  to  which

Borrower has asserted claims for damages of a Material amount;

(j)  if  any  Proceeds  of  Receivables  shall  include,  or  any  of  the  Receivables  shall  be  evidenced  by,

notes,  trade  acceptances  or  Instruments  or  Documents,  or  if  any  Inventory  is  covered  by  any  Certificate

Of Title or Chattel Paper, whether or not negotiable; and

(k)  any  damage  to  or  destruction  of  any  Collateral  in  a  Material  amount,  or  the  happening  of  any event,  occurrence  or  condition, or  series  of events,  occurrences  or  conditions,  that  has  caused,  or  that  may cause,  a  Material  loss  or  depreciation  in  the  value  of  any  Collateral  or  a  Material  loss  or  decline  in  the

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value  of  insured  Property  or  the  existence  of  an  event  justifying  a  Material  claim  under  any  insurance;

provided  however,  the  provisions  of  this  paragraph  (k)  shall  not  apply  to  (a)  obsolete,  worn  out  or surplus  Property,  (b)  Equipment  replaced  in  the  ordinary  course  of  Borrower’s  business  as  conducted  on the  Effective  Date,  and  (c)  Inventory  disposed  of  in  the  ordinary  course  of  Borrower’s  business  as conducted on the Effective Date.

ARTICLE 8.    NEGATIVE  COVENANTS.   Borrower  covenants  and  agrees  that  at  all  times  prior  to the final and indefeasible payment to Lender in cash  and performance of the Obligations in full, Borrower shall not:

8.1.    Indebtedness.      Create,   incur,   assume   or   suffer   to   exist,   voluntarily   or   involuntarily,   any

Indebtedness,   except   (i)   Obligations   to   Lender,   (ii)   trade   debt   incurred   in   the   ordinary   course   of

Borrower’s  business  as  conducted  on  the  Effective  Date;  (iii)  purchase  money  financing  and  equipment leases  with  a  principal  amount  not  to  exceed  either  individually  or  in  the  aggregate  Eighty  Thousand  and

00/100  Dollars  ($80,000.00)  in  any  Fiscal  Year;  (iv)  existing  Indebtedness  described  on  the  Disclosure

Schedule,  and  (v)  extensions,  renewals  and  replacements  of  any  Indebtedness  described  in  clauses  (ii)

through (iv), inclusive, of this Section 8.1 that do not increase the outstanding principal amount thereof.

8.2.    Mergers;  Consolidations;  Acquisitions.   Enter  into  any  transaction  or  series  of  transactions  that directly  or  indirectly  would  constitute  a  merger,  consolidation,  reorganization  or  recapitalization  with  any other  Person;  take  any  action  in  contemplation  of  dissolution  or  liquidation;  conduct  any  part  of  its business  through  any  Affiliate  or  other  Person;  or  acquire  substantially  all  of  the  equity  interests  or  assets of any Person, whether by merger, consolidation, purchase of equity interests or otherwise.

8.3.    Change  of  Management;  Change  of  Control.   (a)  Allow  a  change  in  the  ownership  structure  of

Borrower,   whether   by   the   issuance,   sale,   transfer,   exchange,   assignment   or   other   direct   or   indirect

hypothecation  of  Equity  Interests,  or  by  the  issuance  of  subscriptions,  warrants,  options,  convertible

securities,   or   other   rights   (fixed,   contingent   or   otherwise)   to   purchase   or   otherwise   acquire   Equity

Interests,  or  (b)  permit  any  person  other  than  John  Salerno  to  be  elected  Chairman  of  Borrower  or  to assume  or  otherwise  be  granted  with  the  powers  and  duties  of  the  Chairman  of  Borrower  as  existing  on the  date  of  this  Agreement  without  the  prior  consent  of  Lender  in  an  Authenticated  Record,  (c)  or  permit any  person  other  than  Thomas  Duffy  to  be  elected  President  and  CEO  of  Borrower  or  to  assume  or otherwise  be  granted  with  the  powers  and  duties  of  the  President  and  CEO  of  Borrower  as  existing  on  the date  of  this  Agreement  without  the  prior  consent  of  Lender  in  an  Authenticated  Record;  provided,

however,  in  the  event  the  Thomas  Duffy  resigns  his  employment  with  Borrower,  his  employment  with

Borrower  is  otherwise  terminated,  or  Borrower  replaces  Thomas  Duffy  as  President  and/or  CEO  of

Borrower,  Borrower  shall  employ  or  engage  a  Person  in  replacement  of  Thomas  Duffy  (or  as  President and/or CEO of Borrower) that is reasonably satisfactory to Lender.

8.4.    Sale  or  Disposition.   Sell  or  dispose  of  all  or  any  Collateral  or  other  Property,  or  grant  any  Person an option to acquire any  Collateral or other Property, except for (a) obsolete, worn out or surplus Property disposed  of  in  the  ordinary  course  of  Borrower’s  business  as  conducted  on  the  Effective  Date,  (b)

Equipment  replaced  in  the  ordinary  course  of  Borrower’s  business  as  conducted  on  the  Effective  Date,

and (c) Inventory sold in the ordinary course of Borrower’s business as conducted on the Effective Date.

8.5.    Real   Property   Defaults.      Permit   any   landlord,   mortgagee,   trustee   under   deed   of   trust,

warehouseman,   bailee   or   lienholder   to   declare   a   default   under   any   lease,   mortgage,   deed   of   trust,

warehousing  or  bailee  agreement  or  lien  on  real  estate  owned  or  leased  by  Borrower  or  in  which

Borrower  maintains  any  Collateral,  which  default  remains  uncured  after  the  lesser  of  (a)  any  stated  cure period,  or  (b)  a  period  of  thirty  (30)  days  from  its  occurrence,  unless  such  default  is  being  contested  by

Borrower  in  good  faith  by  appropriate  proceedings  being  diligently  conducted  and  Reserves  for  such amounts have been established by Lender and have been maintained by Borrower.

8.6.    Liens  and  Encumbrances.   Grant  or  permit  the  imposition  of  any  security  interest,  pledge,  lien,

charge,  mortgage  or  other  encumbrance  on  any  Collateral  (collectively,  “liens”),  except  (a)  liens  in  favor of Lender, (b) liens described in the Disclosure Schedule, and (c) Permitted Liens.

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8.7.    Dividends  and  Distributions;  Payment  of  Indebtedness.   Except  as  specifically  permitted  below

(i)  pay  any  cash  dividends  or  profits  to  any  current  or  former  holder  of  its  Equity  Interests,  (ii)  make  any distribution  or  return  of  capital  in  cash  or  other  Property  to  any  current  or  former  holder  of  its  Equity

Interests,  (iii)  make  any  payment  or  distribution  in  cash  or  other  Property  to  any  current  or  former  holder of  its  Equity  Interests  in  connection  with  any  direct  or  indirect  redemption  or  purchase  of  Equity  Interests entered  into  on  or  prior  to  the  date  hereof,  (iv)  directly  or  indirectly  purchase  or  redeem  any  of  its  Equity

Interests,  or  retire  any  of  its  Equity  Interests,  or  take  any  action  which  would  have  an  effect  equivalent  to

any   of   the   foregoing.,   or   (v)   pay   any   principal,   interest,   or   other   amount   in   connection   with   any

Indebtedness (other than the Obligations) not permitted pursuant to Section 8.1.

(a)  Permitted  Payments.   Subject  to  the  terms  and  conditions  hereof,  Borrower  shall  be  permitted  to make:

(i)  cash  distributions  to  iGambit  Inc.  (“iGambit”)  to  fund  (A)  Borrower  Stock  Obligations,

but  not  any  extraordinary  dividend,  distribution,  payment  or  other  amount  with  respect  to  the

Borrower  Stock  Obligations  and  whether  mandatory,  voluntary  or  otherwise  under  the  terms  of the  Borrower  Charter  Documents,  as  the  Borrower  Charter  Documents  are  in  effect  on  the  date of  this  Agreement,  and  as  the  Borrower  Charter  Documents  may  be  amended,  restated,  extended or otherwise modified  in  accordance with  the terms hereof (each, a “Permitted  Stock  Dividend”)

and  (B)  cash  Distributions  by  Borrower  to  iGambit  of  management  fees  and  other  amounts  as compensation  for  services  performed  by  iGambit,  and  for  reimbursable  costs  and  expenses

incurred   by   iGambit   in   the   ordinary   course   of   performing   services   for   Borrower   (each,   a

“Permitted  Management  Payment”,  and  together  with  Permitted  Stock  Dividends,  “Permitted

iGambit Distributions”); and

(ii)  cash  Distributions  by  Borrower  to  Thomas  Duffy  in  amounts  equal  to  the  regularly scheduled  payments  of  principal  interest  due  and  payable  under  the  terms  of  a  Promissory  Note

Effective  Date  and  issued  by  Borrower  to  Thomas  Duffy  in  the  original  principal  amount  of  One

Million   and   00/100   Dollars   ($1,000,000.00)   pursuant   to   the   terms   of   the   Asset   Purchase

Documents  (the  “Subordinated  Note”),  but  not  any  Distribution,  payment  or  other  amount  in prepayment  of  any  obligations  or  liabilities  of,  under  or  with  respect  to  the  Subordinated  Note,

whether mandatory, voluntary or otherwise, or due to the acceleration of maturity thereof for any

reason   under   the   terms   of   the   Subordinated   Note   or   Asset   Purchase   Documents,   as   the

Subordinated   Note   and   the   Asset   Purchase   Documents   are   in   effect   on   the   date   of   this

Agreement,  and  disregarding  any  amendment,  modification,  restatement  or  replacement  of  the

Seller   Note   or   the   Asset   Purchase   Documents   after   the   date   of   this   Agreement   (each,   a

“Subordinated Note Permitted Payment”); and

(iii)  cash   Distributions   by   Borrower   to   Seller   of   payments   of   the   contingent   earn-out

Described  in  the  Asset  Purchase  Agreement  in  an  aggregate  amount  equal  to  Three  Million

Seven   Hundred   Fifty   Thousand   and   00/100   Dollars   ($3,750,000.00)   based   on   Borrower’s

achievement of certain revenue and financial targets for the “IT Solutions Business” as described in  the  Asset  Purchase  Agreement  (the  “Earnout  Distributions”),  when  and  if  due  and  payable under  the  terms  of  the  Asset  Purchase  Documents,  but  not  any  Distribution,  payment  or  other amount  in  prepayment  of  any  obligations  or  liabilities  of,  under  or  with  respect  to  the  Earnout

Distributions,  whether  mandatory,  voluntary  or  otherwise,  or  due  to  the  acceleration  of  maturity thereof  for  any  reason  under  the  terms  of  the  Asset  Purchase  Documents,  as  the  Asset  Purchase

Documents  are  in  effect  on  the  date  of  this  Agreement,  and  disregarding  any  amendment,

modification,  restatement  or  replacement  of  the  Asset  Purchase  Documents  after  the  date  of  this

Agreement (each, a “Permitted Earnout Distribution”).

(b)  Termination  of  Permitted  Payments.    Notwithstanding  anything  in  paragraph  (a)  immediately above to the contrary, or anything in the Asset Purchase Documents, the Subordinated Note, the Borrower

Charter Documents or the Management Agreement to the contrary:

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(i)  As   a   condition   to   making   any   Permitted   iGambit   Distribution   Borrower   shall   have

provided  Lender  with  at  least  three  (3)  Business  Days’  prior  written  notice  of  the  amount  and

date   of   such   proposed   Permitted   iGambit   Distribution,   and   Borrower   shall   not   make   any

Permitted iGambit Distribution:

(A)  if  any  payment  of  principal  or  interest  then  due  with  respect  to  the  Obligations shall not have been paid to Lender in full; or

(B)  if   the   aggregate   amount   of   Permitted   iGambit   Distribution,   including   the

proposed  Permitted  iGambit  Distribution,  would  exceed  Five  Hundred  Thousand  and

00/100 Dollars ($500,000.00) in any calendar year; or

(C)  if  after  giving  effect  to  such  Permitted  iGambit  Distribution  the  remainder  of  the

Borrowing  Capacity  less  the  aggregate  amount  of  all  Obligations  then  outstanding  would not  exceed  Five  Hundred  Thousand  and  00/100  Dollars  ($500,000.00)  (as  determined  on a pro forma basis); or

(D)  if after giving effect to such Permitted iGambit Distribution a Default or Event of

Default would occur (as determined on a pro forma basis); or

(E)  during  any  period  in  which  a  Default  or  Event  of  Default  has  occurred  and  is continuing.

(ii)  Borrower shall not make any Subordinated Note Permitted Payment:

(A)  if  any  payment  of  principal  or  interest  then  due  with  respect  to  the  Obligations shall not have been paid to Lender in full; or

(B)  if  after  giving  effect  to  such  Subordinated  Note  Permitted  Payment  the  remainder of  the  Borrowing  Capacity  less  the  aggregate  amount  of  all  Obligations  then  outstanding

would   not   exceed   Five   Hundred   Thousand   and   00/100   Dollars   ($500,000.00)   (as

determined on a pro forma basis); or

(C)  if  after  giving  effect  to  such  Subordinated  Note  Permitted  Payment  a  Default  or

Event of Default would occur (as determined on a pro forma basis); or

(D)  during  any  period  in  which  a  Default  or  Event  of  Default  (as  such  terms  are defined in the Senior Creditor Loan Documents) has occurred and is continuing.

(iii)  As   conditions   to   making   any   Permitted   Earnout   Distribution   Borrower   shall   have

provided  Lender  with  at  least  three  (3)  Business  Days’  prior  written  notice  of  the  amount  and date  of  such  proposed  Permitted  Earnout  Distribution,  the  “IT  Solutions  Business”  of  Borrower

(as  such  term  is  defined  in  the  Asset  Purchase  Documents)  shall  have  achieved  the  “EBITDA

Threshold”  and  “Revenue  Threshold”  described  in  the  Asset  Purchase  Agreement  applicable  to such proposed payment, and Borrower shall not make any Permitted Earnout Distribution:

(A)  if  any  payment  of  principal  or  interest  then  due  with  respect  to  the  Obligations shall not have been paid to Lender in full; or

(B)  if  after  giving  effect  to  such  Permitted  Earnout  Distribution  the  remainder  of  the

Borrowing  Capacity  less  the  aggregate  amount  of  all  Obligations  then  outstanding  would not  exceed  Five  Hundred  Thousand  and  00/100  Dollars  ($500,000.00)  (as  determined  on a pro forma basis); or

(C)  if  after  giving  effect  to  such  Permitted  Earnout  Distribution  a  Default  or  Event  of

Default would occur (as determined on a pro forma basis); or

(D)  during  any  period  in  which  a  Default  or  Event  of  Default  has  occurred  and  is continuing.

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8.8.    Guaranties;  Contingent  Liabilities.   Assume,  guarantee,  endorse,  contingently  agree  to  purchase,

assume  or  otherwise  become  liable  for  the  Indebtedness  of  any  Person,  except  by  the  endorsement  of

negotiable   instruments   for   deposit   or   collection   or   similar   transactions   in   the   ordinary   course   of

Borrower’s business as conducted on the Effective Date.

8.9.    Removal  of  Collateral.   Remove,  or  cause  or  permit  to  be  removed,  any  of  Collateral  from  the premises  where  such  Collateral  is  currently  located  and  described  in  the  Disclosure  Schedule,  except  (a)

for  sales  of  Inventory  in  the  ordinary  course  of  Borrower’s  business  as  conducted  on  the  Effective  Date,

(b) dispositions of worn-out, obsolete or surplus Equipment in the ordinary course of Borrower’s  business as  conducted  on  the  Effective  Date,  and  (c)  off-site  repairs  of  Equipment  in  the  ordinary  course  of

Borrower’s business as conducted on the Effective Date.

8.10.  Transfer  of  Notes  or  Accounts.   (a)  Sell,  assign,  transfer,  or  otherwise  dispose  of  any  Account,  or any  Chattel  Paper,  Letter-Of-Credit  Rights,  promissory  note  or  other  Instrument  payable  to  Borrower  or evidencing any Account, or (b) accept or negotiate any discount on any Account, promissory note or other

Instrument payable  to  Borrower except in  the  ordinary  course  of  Borrower’s  business  as  conducted  on  the

Effective Date.

8.11.  Settlements.   Compromise,  settle  or  adjust  any  Material  claim  relating  to  any  Collateral  except  in the ordinary course of Borrower’s business as conducted on the Effective Date.

8.12.  Change  of  Business.   Cause  or  permit  a  change  in  the  nature  of  its  business  as  conducted  on  the

Effective Date.

8.13.  Change  of  Accounting  Practices.   Change  its  accounting  principles  or  practices  as  in  effect  on  the

Effective  Date  in  any  respect,  except  for  changes  in  accounting  principles  as  may  be  required  by  changes

in  GAAP.    Borrower  shall  provide  Lender  with  prompt  written  notice  of  any  change  in  its  accounting principles or practices, whether required by changes in GAAP or otherwise.

8.14.  Inconsistent  Agreement.    Enter  into  any  agreement  that  would  be  violated  by  the  payment  or performance  of  the  Obligations  or  Borrower’s  other  liabilities  and  obligations  under  this  Agreement  or any other Loan Document.

8.15.  Loan  or  Advances;  Personal  Expenses.   Make  any  loans  or  advances  to  any  Person,  or  make  any payments or pay any liabilities, costs or expenses,  of or on behalf of any other Person (collectively, “third party  expenses”),  whether  such  third  party  expenses  have  arisen  or  have  been  incurred  on  or  prior  to  the

date   of   this   Agreement,   or   arise   or   are   incurred   after   the   date   hereof,   except   for   advances   for   or

reimbursements  of  business-related  expenses  incurred  by  employees  of  Borrower  in  the  ordinary  course,

including but not limited to business expenses for food, lodging, travel and credit card charges.

8.16.  Investments.   Make  any  investment  in  any  Person  or  Affiliate  after  the  Effective  Date,  whether  in the  form  of  equity  interests  (including,  but  not  limited  to,  subscriptions,  warrants,  options  or  other  rights convertible  into  equity  interests),  Indebtedness  (including  Indebtedness  that  is  convertible  into  equity interests), any combination of equity interests and Indebtedness, or otherwise.

8.17.  Bank  Accounts.    Open  or  maintain  any  deposit,  checking,  operating  or  other  bank  account,  or similar  money  handling  account,  with  any  bank  or  other  financial  institution  except  for  those  accounts identified  in  the  Disclosure  Schedule,  or  close  or  permit  to  be  closed  any  of  the  accounts  listed  in  the

Disclosure  Schedule,  in  each  case  without  Lender’s  prior  written  consent,  and  then  only  after  Borrower has  implemented  agreements  with  such  bank  or  financial  institution  and  Lender  in  form  and  substance acceptable to Lender.

8.18.  Transactions  with  Affiliates.   Make,  enter  into  or  otherwise  undertake  any  transaction  with  any

Affiliate,   if   such   transaction   (a)   has   not   been   approved   or   otherwise   consented   to   pursuant   to   the

applicable  terms  of  Borrower’s  Charter  Documents,  (b)  has  not  been  approved  by  at  least  a  majority  of

the   disinterested   directors   of   Borrower   entitled   to   approve   or   vote   on   such   transaction   after   being

informed  of  the  material  terms  of  such  transaction,  and  (c)  is  not  at  least  as  favorable  to  Borrower  as  a similar transaction entered into at arms’ length with an unrelated third party.

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8.19.  Unfunded  Capital  Expenditures.   Permit  Unfunded  Capital  Expenditures  to  exceed,  individually

or   in   the   aggregate,   an   amount   equal   to   Three   Hundred   Twenty   Thousand   and   00/100   Dollars

($320,000.00) in any Fiscal Year.

8.20.  EBITDA.  Permit EBITDA as of and for:

(a)  The  three  (3)  consecutive  calendar  month  period  ending  on  March  31,  2013,  to  be  less  than  Five

Hundred Thousand and 00/100 Dollars ($500,000.00);

(b)  The  six  (6)  consecutive  calendar  month  period  ending  on  June  30,  2013,  to  be  less  than  Six

Hundred Seventy Five Thousand and 00/100 Dollars ($675,000.00);

(c)  The  nine  (9)  consecutive  calendar  month  period  ending  on  September  30,  2013,  to  be  less  than

One Million One Hundred Thousand and 00/100 Dollars ($1,100,000.00);

(d)  The  Fiscal  Year  ending  on  December  31,  2013,  to  be  less  than  One  Million  Four  Hundred

Thousand and 00/100 Dollars ($1,400,000.00); and

(e)  The  twelve  (12)  consecutive  calendar  month  period  ending  on  March  31,  2014,  to  be  less  than

One Million Eight Hundred Thousand and 00/100 Dollars ($1,800,000.00); and

(f)  The  twelve  (12)  consecutive  calendar  month  period  ending  on  June  30,  2014,  to  be  less  than  Two

Million and 00/100 Dollars ($2,000,000.00); and

(g)  The  twelve  (12)  consecutive  calendar  month  period  ending  on  September  30,  2014,  and  for  each twelve  (12)  consecutive  calendar  month  period  ending  on  the  last  day  of  each  Fiscal  Quarter  thereafter, to be less than Two Million Four Hundred Thousand and 00/100 Dollars ($2,400,000.00).

ARTICLE 9.    EVENTS OF DEFAULT; REMEDIES OF LENDER.

9.1.    Events  of  Default.   The  happening  of  any  of  the  following  events,  occurrences  or  conditions,  or series  of  events,  occurrences  or  conditions,  shall  be  an  “Event  of  Default”  (collectively,  “Events  of

Default”) under this Agreement:

(a)  Borrower   shall   fail  to   pay  the   amount   of   any   Obligation   (whether   principal,   interest,   costs,

charges,  expenses,  or  otherwise)  in  full  when  due  pursuant  to  the  terms  of  this  Agreement  or  any  other

Loan Document; or

(b)  any   representation   contained   in   ARTICLE   5   of   this   Agreement,   or   any   representation   or

certification   contained   in   any   certificate,   document   or   instrument   delivered   to   Lender   pursuant   to

ARTICLE  6  of  this  Agreement,  shall  have  been  inaccurate  when  made  by  Borrower  or  shall  have  been otherwise breached; or

(c)   Borrower  shall  fail  to  comply  with  any  provision,  term,  covenant  or  condition  contained  in

ARTICLE 6, ARTICLE 7 or ARTICLE 8 of this Agreement; or

(d)  other than  with respect to the  provisions, terms, covenants and conditions contained in  ARTICLE

6,  ARTICLE  7  and  ARTICLE  8  of  this  Agreement, if  Borrower  shall  fail  to  comply  with  any  provision,

term,  covenant,  or  condition  contained  in  this  Agreement,  and  such  failure  continues  for  a  period  in excess  of  ten  (10)  Banking  Days  after  the  date  that  Borrower  failed  to  comply  with  such  provision,  term,

covenant or condition, respectively; or

(e)  the  occurrence  of  any  “default”  or  “event  of  default”  under  any  other  Loan  Document  (as  such terms  are  defined  in  the  respective  Loan  Document),  after  taking  into  consideration  any  applicable  period of grace, notice and/ or cure as provided for in such Loan Document, if any; or

(f)  Borrower  shall  (i)  cease  to  be  Solvent,  (ii)  make  an  assignment  for  the  benefit  of  its  creditors,  (iii)

call a meeting of its creditors to obtain any general financial accommodation, (iv) suspend business, or (v)

commence    any    case    under    any    provision    of    the    Bankruptcy    Code    including    provisions    for

reorganizations; or

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(g)   (i)   if   any   case   under   any   provision   of   the   Bankruptcy   Code,   including   provisions   for

reorganizations,  shall  be  commenced  against  Borrower  and  such  case  remains  undismissed,  undischarged or  unbonded  for  a  period  of  sixty  (60)  calendar  days from  the  date  of  commencement,  or  (ii)  if  a  receiver,

trustee  or  equivalent  officer  shall  be  appointed  for  all  or  any  of  the  Collateral  or  of  Borrower’s  Property

which results in the entry of an order for relief or such adjudication or appointment; or

(h)  if  Borrower’s  independent  public  accountants  that  have  executed  an  Accountant’s  Access  Letter shall  refuse  to  deliver  to  Lender  (i)  any  financial  statement  required  by  this  Agreement  within  thirty  (30)

calendar  days  of  the  due  date  thereof,  or  (ii)  any  information  requested  by  Lender  pursuant  to  the provisions  of  Section  6.11  and  the  terms  of  such  Accountant’s  Access  Letter  within  five  (5)  Banking

Days of such request; or

(i)  if   any   federal   or   state   tax   lien   is   filed   or   recorded   against   Borrower   and   is   not   bonded   or

discharged within twenty (20) calendar days of the date of filing or recording; or

(j)   if  a  Material judgment shall be  entered  against Borrower  in  any  action  or  proceeding  and  shall not be  stayed,  vacated,  bonded,  paid  or  discharged  within  twenty  (20)  calendar  days  of  entry,  except  a judgment  where  the  claim  is  fully  covered  by  insurance  and  the  insurer  has  accepted  full liability  therefor in writing and such writing has been delivered to Lender; or

(k)  if,  other  than  with  respect  to  the  Obligations  (i)  any  Material  Indebtedness  of  Borrower  shall  be declared  to  be  or  shall  become  due  and  payable  prior  to  its  stated  maturity;  or  (ii)  any  obligation  of

Borrower  with  respect  to  any  Material  Indebtedness  shall  not  be  paid  or  performed  as  and  when  the  same becomes  due;  or  (iii)  any  payment  by  Borrower  with  respect  to  any  Material  Indebtedness  shall  be declared  to  be  or  shall  become  due  and  payable  prior  to  its  stated  maturity;  or  (iii)  there  shall  occur  any event  or  condition  which  constitutes  an  event  of  default  under  any  mortgage,  indenture,  Instrument,

agreement  or  evidence  of  Indebtedness  relating  to  any  Material  Indebtedness  of  Borrower  the  effect  of which  is  to  permit  the  holder  or  the  holders  of  such  mortgage,  indenture,  Instrument,  agreement  or evidence of Indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause the Indebtedness evidenced thereby to become due prior to its stated maturity; or

(l)  if  Borrower  becomes  obligated  to  pay  any  Material  amount  under  any  Third  Party  Obligation,  or any  Third  Party  Obligation  is  not  renewed  or  replaced  on  terms  substantially  similar  to  or  more  favorable to Borrower than the original Third Party Obligation; or

(m)  the  occurrence  of  any  Reportable  Event  that  could  in  Lender’s  reasonable  discretion  result  in  the termination  of  any  Employee  Benefit  Plan,  or  if  a  trustee  shall  be  appointed  by  a  United  States  District

Court  or  other  court  or  administrative  tribunal  to  administer  any  Employee  Benefit  Plan,  or  if  the  Pension

Benefit  Guaranty  Corporation  shall  institute  proceedings  to  terminate  any  Plan  or  to  appoint  a  trustee  to administer any Employee Benefit Plan; or

(n)  the occurrence of any Material Adverse Change.

9.2.    Continuation  of  Events  of  Default.   For  purposes  of  this  Agreement,  an  Event  of  Default  shall  be deemed  to  be  continuing  from  the  date  of  occurrence  of  such  Event  of  Default  until  the  earlier  of  (a)  the date,  if  any,  Lender  waives  such  Event  of  Default  in  writing,  or  (b)  the  date  that  Borrower  cures  such

Event of Default to Lender’s satisfaction in Lender’s sole discretion.

9.3.    Rights and Remedies with Respect to Loans and Advances.

(a)  Termination  of  Lending  Obligations.   Upon  the  occurrence  of  an  Event  of  Default  Lender  may,  in

Lender’s  sole  discretion  (i)  terminate  any  or  all  Loans  and  correspondingly  terminate  its  obligations  to otherwise  lend  to  or  extend  credit  to  Borrower  under  this  Agreement,  under  any  Note  and/or  any  other

Loan  Document,  without  prior  notice  to  Borrower,  and/or  (ii)  increase  the  amount  of  interest  payable  on any  Loan  to  the  applicable  Default  Rate,  and/or  (iii)  increase  all  fees  payable  to  Lender  under  this

Agreement  that  may  be  increased  upon  the  occurrence  of  an  Event  of  Default,  and/or  (iv)  demand payment  in  full  of  all  or  any  portion  of  the  Obligations  or  any  Note  (whether  or  not  payable  on  demand prior  to  such  Event  of  Default),  and/or  (v)  take  all  other  and  further  actions  and  avail  itself  of  any  and  all

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rights  and  remedies  available  to  Lender  under  this  Agreement,  any  other  Loan  Document,  under law  or in equity.

(b)  Obligations  Immediately  Due.    Notwithstanding  the  provisions  of  Section  9.3(a)  immediately above, upon  the  occurrence  of  any  Event of  Default described  in Section  9.1(f)  or  Section  9.1(g), without notice,  demand  or  other  action  by  Lender  (i)  all  of  Borrower’s  Obligations  to  Lender  shall  immediately become  due  and  payable  whether  or  not  payable  on  demand  prior  to  such  Event  of  Default,  and  (ii)  all interest  payable  on  the  Obligations  shall  increase  to  the  applicable  Default  Rate,  and  (iii)  all  fees  payable to Borrower under this Agreement that  may be increased upon the occurrence of an Event of Default shall increase  to  their  applicable  amount  after  an  Event  of  Default,  and  (iv)  Lender  may  take  all  other  and

further   actions   and   avail   itself   of   any   and   all   rights   and   remedies   available   to   Lender   under   this

Agreement, any other Loan Document, under law or in equity.

9.4.    Rights and Remedies with Respect to Collateral.  Without limiting any rights or remedies Lender may  have  pursuant  to  this  Agreement,  under  applicable  law  or  otherwise,  and  in  addition  to  all  rights  and

remedies   granted   to   Lender   as   a   Secured   Party   in   the   UCC,   upon   the   occurrence   and   during   the

continuation of an Event of Default:

(a)  Notification  of  Account  Debtors.  (i)  Lender  may  notify  Account  Debtors  of  Lender’s  security interest  in  and  to  Accounts  and  Receivables  and  direct  Account  Debtors  to  make  payment  directly  to

Lender  without  notice  to,  consent  of,  or  any  other  action  by  Borrower,  or  (ii)  Borrower,  at  the  request  of

Lender,   shall   notify   Account   Debtors   of   Lender’s   security   interest   in   Borrower’s   Accounts   and

Receivables   and   direct   Account   Debtors   to   make   payment   directly   to   Lender.     Borrower   hereby

authorizes  Account  Debtors  to  make  payments  directly  to  Lender  and  to  rely  on  notice  from  Lender

without  further  inquiry.    Lender  may  on  Borrower’s  behalf  endorse  all  items  of  payment  received  by

Lender that are payable to Borrower for the purposes described above.

(b)  Collections;  Modifications  of  Terms.   Lender  may  but  shall  be  under  no  obligation  to (i)  notify  all appropriate  parties  that  the  Collateral,  or  any  part  thereof,  has  been  assigned  to  Lender;  (ii)  demand,  sue for,  collect  and  give  receipts  for  and  take  all  necessary  or  desirable  steps  to  collect  any  Collateral  or

Proceeds  in  its  or  Borrower’s  name,  and  apply  any  such  collections  against  the  Obligations  in  such amounts  and  in  such  order  as  Lender  determines  in  Lender’s  sole  discretion;  (iii)  take  control  of  any

Collateral and any cash and non-cash Proceeds of any Collateral; (iv) enforce, compromise, extend, renew settle  or  discharge  any  rights  or  benefits  of  Borrower  with  respect  to  or  in  and  to  any  Collateral,  or  deal

with   the   Collateral   as   Lender   may   deem   advisable;   and   (v)   make   any   compromises,   exchanges,

substitutions  or  surrenders  of  Collateral  Lender  deems  necessary  or  proper  in  its  reasonable  discretion,

including  without  limitation,  extending  the  time  of  payment,  permitting  payment  in  installments,  or otherwise  modifying  the  terms  or  rights  relating  to  any  of  the  Collateral,  all  of  which  may  be  effected without  notice  to,  consent  of,  or  any  other  action  of  Borrower  and  without  otherwise  discharging  or affecting  the  Obligations,  the  Collateral  or  the  security  interests  granted  to  Lender  under  this  Agreement or any other Loan Document.

(c)  Insurance.  Lender  may  file  proofs  of  loss  and  claim  with  respect  to  any  of  the  Collateral  with  the appropriate  insurer,  and  may  endorse  in  its  own  and  Borrower’s  name  any  checks  or  drafts  constituting

Proceeds  of  insurance.   Any  Proceeds  of  insurance  received  by  Lender  may  be  applied  by  Lender  against payment of all or any portion of the Obligations as Lender may elect in its reasonable discretion.

(d)  Possession  and  Assembly  of  Collateral.    Lender  may  take  possession  of  the  Collateral  and/or

without   removal   render   Borrower’s   Equipment   unusable.     Upon   Lender’s   request,   Borrower   shall

assemble  the  Collateral  and  make  it  available  to  Lender  at  a  place  or  places  to  be  designated  by  Lender that is reasonably convenient to Lender and Borrower.

(e)  Set-off.   Lender  may  and  without  any  notice  to,  consent  of  or  any  other  action  by  Borrower  (such notice,  consent  or  other  action  being  expressly  waived),  set-off  or  apply  (i)  any  and  all  deposits  (general or  special,  time  or  demand,  provisional  or  final)  at  any  time  held  by  or  for  the  account  of  Lender,  and/or

(ii)  any  Indebtedness  at  any  time  owing  by  Lender  or  any  Affiliate  of  Lender  or  any  participant  in  the

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Loans  to  or  for  the  credit  or  the  account  of  Borrower,  to  the  repayment  of  the  Obligations  irrespective  of whether any demand for payment of the Obligations has been made.

(f)  Disposition of Collateral.

(i)  Sale,  Lease,  etc.  of  Collateral.   Lender  may,  without  demand,  advertising  or  notice,  all  of

which   Debtor   hereby   waives   (except   as   the   same   may   be   required   by   the   UCC   or   other

applicable  law),  at  any  time  or  times  in  one  or  more  public  or  private  sales  or  other  dispositions,

for  cash,  on  credit  or  otherwise,  at  such  prices  and  upon  such  terms  as  are  commercially reasonable  (within  the  meaning  of  the  UCC)  (A)  sell,  lease,  license  or  otherwise  dispose  of  any and  all  Collateral,  and/or  (B)  deliver  and  grant  options  to  a  third  party  to  purchase,  lease,  license

or  otherwise  dispose  of  any  and  all  Collateral.    Lender  may  sell,  lease,  license  or  otherwise

dispose of any Collateral in its then-present condition or following any preparation or processing

deemed  necessary  by  Lender  in  its  reasonable  discretion.   Lender  may  be  the  purchaser  at  any

such  public  or  private  sale  or  other  disposition  of  Collateral,  and  in  such  case  Lender  may  make payment  of  all  or  any  portion  of  the  purchase  price  therefor  by  the  application  of  all  or  any portion  of  the  Obligations  due  to  Lender  to  the  purchase  price  payable  in  connection  with  such sale  or  disposition.  Lender  may,  if  it  deems  it  reasonable,  postpone  or  adjourn  any  sale  or  other disposition  of  any  Collateral  from  time  to  time  by  an  announcement  at  the  time  and  place  of  the sale  or  disposition  to  be  so  postponed  or  adjourned  without  being  required  to  give  a  new  notice of sale or disposition; provided, however, that Lender shall provide Debtor with written notice of

the   time   and   place   of  such   postponed   or  adjourned   sale   or  disposition.     Borrower  hereby

acknowledges  and  agrees  that  Lender’s  compliance  with  any  requirements  of  applicable  law  in connection  with  a  sale,  lease,  license  or  other  disposition  of  Collateral  will  not  be  considered  to adversely  affect  the  commercial  reasonableness  of  any  sale,  lease,  license  or  other  disposition  of such Collateral.

(ii)  Application  of  Disposition  Proceeds.  Borrower  shall  be  obligated  for,  and  the  Proceeds of  any  sale,  lease,  license  or  other  disposition  of  Collateral  pursuant  to  this  paragraph  (f)  shall be  applied  (A)  first  to  the  costs  of  retaking,  holding,  preparing  for  disposition,  processing,  and

disposing   of   Collateral,   including   the   fees   and   disbursements   of   attorneys,   auctioneers,

appraisers,  consultants  and  accountants  employed  by  Lender  in  connection  with  the  foregoing,

and  then  (B)  to  the  payment  of  the  Obligations  in  whatever  order  Lender  may  elect.  Borrower shall  remain  liable  for  all  amounts  of  the  Obligations  remaining  unpaid  as  a  result  of  any deficiency  of  the  Proceeds  of  the  sale,  lease,  license  or  other  disposition  of  Collateral  after  such

Proceeds  are  applied  as  provided  in  the  foregoing  sentence.   Lender  shall  pay  any  Proceeds  of

the  sale,  lease,  license  or  other  disposition  of  Collateral  remaining  after  application  as  provided in clause (A) and (B), above, in accordance with the applicable provisions of the UCC.

(iii)  Warranties;  Sales  on  Credit.   Lender  may  sell, lease, license  or  otherwise  dispose  of the

Collateral  without  giving  any  warranties  and  may  specifically  disclaim  any  and  all  warranties,

including  but  not  limited  to  warranties  of  title,  possession,  merchantability  and  fitness.   Debtor

hereby   acknowledges   and   agrees   that   Lender’s   disclaimer   of   any   and   all   warranties   in

connection  with  a  sale,  lease,  license  or  other  disposition  of  Collateral  will  not  be  considered  to

adversely  affect  the  commercial  reasonableness  of  any  such  disposition  of  the  Collateral.    If

Lender  sells,  leases,  licenses  or  otherwise  disposes  of  any  of  the  Collateral  on  credit,  Borrower will  be  credited  only  with  payments  actually  made  by  the  recipient  of  such  Collateral  and

received  by  Lender  and  applied  to  the  Obligations.    If  any  Person  fails  to  pay  for  Collateral

acquired  pursuant  to  this  paragraph  (f)  on  credit,  Lender  may  re-offer  the  Collateral  for  sale,

lease, license or other disposition.

(g)  Election  of  Remedies  for  Non-Collateral  Property.   Notwithstanding  Lender’s  security  interest  in

and  to  the  Collateral,  to  the  extent  that  the  Obligations  are  now  or  are  hereafter  secured  by  any  Property other  than  the  Collateral,  or  by  the  guaranty,  endorsement,  assets  or  Property  of  any  other  Person,  Lender shall  have  the  right  in  Lender’s  sole  discretion  to  determine  which  rights,  security,  security  interests,

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liens,  charges,  encumbrances  and/or  remedies  Lender  may  at  any  time  pursue,  foreclose  upon,  relinquish,

subordinate,  modify  or  take  any  other  action  with  respect  to,  without  in  any  way  impairing,  modifying  or affecting  any  of  Lender’s  other  rights,  security,  security  interests,  liens,  charges,  encumbrances  and/or remedies  with  respect  to  such  Property,  or  any  of  Lender’s  rights  or  remedies  under  this  Agreement  or any other Loan Document.

(h)  Lender’s  Obligations.    Borrower  agrees  that  Lender  shall  not  have  any  obligation  to  preserve rights  to  any  Collateral against prior parties  or to  marshal any  Collateral of  any  kind  for the  benefit of  any

other  creditor  of  Borrower  or  any  other  Person.   Lender  shall  not  be  responsible  to  Borrower  for  loss  or damage  resulting  from  Lender’s  failure  to  enforce  its  security  interests  or  collect  any  Collateral  or

Proceeds  or  any  monies  due  or  to  become  due  under the  Obligations  or  any  other liability  or  obligation  of

Borrower to Lender.

(i)  Waiver   of   Rights   by   Borrower.     Except   as   may   be   otherwise   specifically   provided   in   this

Agreement,  Borrower  waives,  to  the  extent  permitted  by  law,  all  bonds,  security  or  sureties  required  by any  Governmental  Rule  or  otherwise  as  an  incident  to  Lender’s  taking  of  possession  of,  or  sale,  lease,

license  or  other  disposition  of,  any  Collateral.   Borrower  authorizes  Lender,  upon  the  occurrence  of  an

Event of  Default to  enter  upon  any  premises  owned  by  or  leased  to Borrower  where  the  Collateral is  kept,

without  obligation  to  pay  rent  or  for  use  and  occupancy,  through  self  help,  without  judicial  process  and without  having  first  given  notice  to  Borrower  or  obtained  an  order  of  any  court,  and  peacefully  retake possession thereof by securing at or removing same from such premises.

ARTICLE 10.  GENERAL PROVISIONS.

10.1.  Rights   and   Remedies   Cumulative.      Lender’s   rights   and   remedies   under   this   Agreement

(specifically  including  all  rights  and  remedies  of  Lender  under  ARTICLE  9)  shall  be  cumulative  and  not alternative or exclusive, irrespective of any other rights or remedies that may be available to Lender under any other Loan Document, by operation of law or otherwise, and may be exercised by Lender at such time or  times  and  in  such  order  as  Lender  in  Lender’s  sole  discretion  may  determine,  and  are  for  the  sole

benefit  of  Lender.   Lender’s  failure  to  exercise  or  delay  in  exercising  any  right  or  remedy  shall  not  (a)

preclude Lender from  exercising such right or remedy thereafter, (b) preclude Lender from  exercising any other  right  or  remedy  of  Lender,  or  (c)  result  in  liability  to  Lender  or  Lender’s  Affiliates  or  their

respective   members,   managers,   shareholders,   directors,   officers,   partners,   employees,   consultants   or

agents.

10.2.  Reinstatement.   The  agreements,  covenants,  liabilities  and  obligations  of  Borrower  set  forth  in  this

Agreement  (including,  but  not  limited  to,  the  final  and  indefeasible  payment  to  Lender  in  cash  and performance  of  the  Obligations  in  full)  shall  continue  to  be  effective,  or  be  reinstated,  as  the  case  may  be,

if  at  any  time  any  payment  in  respect  of  the  Obligations  is  rescinded  or  must  otherwise  be  restored  or returned  by  Lender  by  reason  of  any  bankruptcy,  reorganization,  arrangement,  composition  or  similar proceeding  or  as  a  result  of  the  appointment  of  a  receiver,  intervenor  or  conservator  of,  or  trustee  or similar  officer  for,  Borrower  or  any  other  Person,  or  any  Property  of  Borrower  or  any  other  Person,  or otherwise, all as though such payment had not been made.

10.3.  Successors  and  Assigns.   This  Agreement  is  entered  into  for  the  benefit  of  the  parties  hereto  and

their  successors  and  assigns  and  shall  be  binding  upon  the  parties,  their  successors  and  assigns.   Lender

shall  have  the  right,  without  the  necessity  of  any  consent,  authorization  or  other  action  by  Borrower,  to sell,  assign,  securitize  or  grant  participations  in  all  or  a  portion  of  Lender’s  interest  in  the  Loans  to  other financial  institutions  of  Lender’s  choice  and  on  such  terms  as  are  acceptable  to  Lender  in  Lender’s  sole

discretion.     Borrower   shall   not   assign,   exchange   or   otherwise   hypothecate   any   rights,   liabilities   or

obligations  under  this  Agreement,  in  whole  or  in  part,  without  the  prior  written  consent  of  Lender,  which consent  may  be  granted  or  withheld  in  Lender’s  sole  discretion,  and  any  attempted  assignment,  exchange or hypothecation without Lender’s written consent shall be void and be of no effect.

10.4.  Notice.   Wherever this  Agreement  provides  for  notice  to  any  party  (except  as  expressly  provided  to the  contrary),  it  shall  be  given  by  messenger,  facsimile,  certified  U.S.  mail  with  return  receipt  requested,

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or  nationally  recognized  overnight  courier  with  receipt  requested,  effective  when  either  received  or receipt  rejected  by  the  party  to  whom  addressed,  and  shall  be  addressed  as  provided  in  the  Disclosure

Schedule, or to such other address as the party affected may hereafter designate.

10.5.  Strict  Performance.   The  failure  by  Lender  at  any  time  to  require  Borrower’s  strict  compliance with  or  performance  of  any  provision  of  this  Agreement  shall  not  waive,  affect,  impair  or  diminish  any

right   of   Lender   thereafter   to   demand   Borrower’s   strict   compliance   with   and   performance   of   such

provision.   Any  suspension  or  waiver  by  Lender  of  any  Default  or  Event  of  Default  shall  not  suspend,

waive  or  affect  any  other  Default  or  Event  of  Default,  whether  the  same  is  prior  or  subsequent  to  such suspension or waiver and whether of the same or a different type.

10.6.  Waiver.    Borrower  waives  presentment,  protest,  notice  of  dishonor  and  notice  of  protest  with respect  to  any  Document  or  Instrument  on  or  for  which  it  may  be  liable  to  Lender  as  maker,  endorser,

guarantor or otherwise (including but not limited to this Agreement and each Note).

10.7.  Construction  of  Agreement.   The  parties  hereto  agree  that  the  terms,  provisions  and  language  of this  Agreement  were  the  result  of  negotiations  between  the  parties,  and,  as  a  result,  there  shall  be  no

presumption   that   any   ambiguities   in   this   Agreement   shall   be   resolved   against   either   party.     Any

controversy   over   the   construction   of   this   Agreement   shall   be   decided   without   regard   to   events   of

authorship or negotiation.

10.8.  Expenses; Taxes.

(a)  Borrower  shall  reimburse  Lender  for  all  expenses  incurred  by  Lender  in  connection  with  the transactions  contemplated  by  this  Agreement  or  the  other  Loan  Documents,  including,  without  limitation,

fees  in  connection  with  any  bank  account,  the  Lockbox,  the  Blocked  Account,  wire  charges,  automatic

clearing   house   fees   and   other   similar   costs   and   expenses   incurred   by   Lender   in   carrying   out   the

transactions contemplated by this Agreement.

(b)  If, at any  time  or  times  prior  or  subsequent to  the  Effective  Date, and  regardless  of  whether any  of the  transactions  contemplated  by  this  Agreement  are  concluded,  Lender  reasonably  employs  counsel  for advice  or  other  representation,  reasonably  incurs  legal  fees  or  expenses,  consulting  fees  or  expenses,  fees,

costs  or  expenses  of  external  professionals  engaged  by  Lender,  or  reasonably  incurs  other  out-of-pocket

costs  or  expenses  in  connection  with:   (i)  the  exercise  of  any  right  or  remedy  of  Lender  described  in  this

Agreement  or  any  other  Loan  Document;  (ii)  the  negotiation  and  preparation  of  this  Agreement  or  any other  Loan  Document,  or  any  amendment,  modification  or  restatement  of  this  Agreement  or  any  other

Loan   Document;   (iii)   the   administration   of   this   Agreement   or   any   other   Loan   Document   and   the

transactions   contemplated   hereby   and   thereby;   (iv)   periodic   field   exams   or   audits   and   appraisals

performed  by  Lender;  (v)  any  litigation,  contest,  dispute,  suit,  proceeding  or  action  (whether  instituted  by

Lender,  Borrower  or  any  other  Person)  in  any  way  relating  to  the  Collateral,  this  Agreement  or  any  other

Loan  Document  or  Borrower’s  business  or  affairs;  (vi)  the  establishment,  attachment,  perfection  or protection  of  any  security  interest  or  lien  on  the  Collateral;  (vii)  any  attempt  to  enforce  any  right  or remedy  of  Lender  against  Borrower  or  any  other  Person  who  may  be  obligated  to  Lender  by  virtue  of  this

Agreement  or  any  other  Loan  Document  including,  without  limitation,  Account  Debtors;  or  (viii)  any attempt  to  inspect,  verify,  protect,  preserve,  restore,  collect,  sell,  lease,  license,  liquidate  or  otherwise dispose  of  or  realize  upon  the  Collateral;  then,  in  any  such  event,  all  reasonable  attorneys’  fees  arising from  such  services  and  all  expenses,  costs  and  charges  of  such  counsel,  all  fees,  costs,  expenses  and

charges   of   consultants   and   professionals   engaged   by   Lender,   and   all   other   costs   and   out-of-pocket

expenses  of  Lender  relating  to  any  of  the  events  or  actions  described  above  shall  be  payable  by  Borrower

to  Lender,  and  shall  be  additional  Obligations  under  this  Agreement  secured  by  the  Collateral.   Borrower

acknowledges  and  agrees  that  upon  the  occurrence  and  during  the  continuation  of  any  Event  of  Default

Borrower  shall  pay  directly  or  reimburse  Lender  for  all  fees,  costs,  expenses  and  charges  incurred  by

Lender in Lender’s sole discretion in connection with the foregoing matters.

(c)  Additionally,  if  any  tax,  levy  or  charge  (including  any  intangibles  tax,  stamp  tax  or  recording  tax)

shall  be  imposed   upon   or  payable  by   Lender  in   connection  with   the  execution   or  delivery   of  this

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Agreement,  or  the  execution,  delivery,  issuance  or  recording  of  any  other  Loan  Document,  or  the  creation of  any  of  the  Obligations  under  this  Agreement  (i)  Borrower  will  pay  (or  will  promptly  reimburse  Lender for  the  payment  of)  all  such  taxes,  levies  and  charges  including,  but  not  limited  to,  any  interest  and penalties  thereon,  (ii)  following  receipt  of  notice  from  Lender  regarding  the  claim  for  payment  of,  or imposition  of,  any  such  tax,  levy  or  charge,  with  the  consent  of  Lender,  which  consent  may  not  be

unreasonably   withheld,  conditioned   or   delayed,  Borrower   shall  have   the   right,  at  its   own   cost  and

expense,  to  contest  the  imposition  of  such  tax,  levy  or  charge,  and  with  the  consent  of  the  Lender,  which consent  may  not  be  unreasonably  withheld,  conditioned  or  delayed,  to  compromise  or  settle  such  claim for  such  tax,  levy  or  charge  and  pay  the  same  following  such  compromise  or  settlement,  and  (iii)  in  any circumstance  described  in  clause  (i)  or  (ii)  above,  Borrower  will  indemnify,  defend  and  hold  Lender harmless from and against any liability in connection therewith.

(d)  Borrower’s  obligations  under  this  Section  10.8  shall  survive  termination  of  the  Loans  and  the termination of this Agreement.

10.9.  Reimbursements  Charged  to  Revolving  Credit.   With  respect  to  any  amount  paid  by  Lender  and

required  to  be  reimbursed  by  Borrower  pursuant  to  the  provisions  of  Section  10.8,  Borrower  agrees  that

Lender may charge any such amount to the Revolving Credit on the date such payment is made.

10.10.    Marketing  and  Advertising.   Borrower  hereby  authorizes  and  gives  permission  for  Lender  and

Lender’s  Affiliates  to  use  the  legal  or  fictional  company  name,  logo,  trademark  and/or  personal  quotes  in connection  with  promotional  materials  that  Lender  may  disseminate  to  the  public  relating  to  Lender’s relationship  with  Borrower.  Promotional  materials  may  include,  but  are  not  limited  to,  brochures,  video tapes,  emails,  internet  websites,  advertising  in  newspapers  and/or  other  periodicals,  lucites,  pictures  and photographs.  Lender  shall  provide  Borrower  with  a  copy  of  promotional  materials  prepared  by  Lender  or

Lender’s Affiliates prior to making such promotional materials available to the public.

10.11.    Waiver  of  Right  to  Jury  Trial.   Borrower  and  Lender  recognize  that  in  matters  related  to  the

Loans  and/or  this  Agreement,  and  as  it  may  be  subsequently  modified  and/or  amended,  either  party  may be  entitled  to  a  trial  in  which  matters  of  fact  are  determined  by  a  jury  (as  opposed  to  a  trial  in  which  such

matters  are  determined  by  a  judge,  magistrate,  referee  or  other  elected  or  appointed  decider  of  facts).   By

executing  this  Agreement,  Lender  and  Borrower  will  give  up  their  respective  right  to  a  trial  by  jury.

Borrower and Lender each hereby expressly acknowledges that this waiver is entered into to avoid delays,

minimize  trial  expenses, and  streamline  the  legal  proceedings  in  order  to  accomplish  a  quick  resolution  of claims  arising  under  or  in  connection  with  Agreement,  the  Loan(s),  the  Note(s)  and  the  transactions contemplated by this Agreement.

(a)  WAIVER  OF  JURY  TRIAL.   TO  THE  MAXIMUM  EXTENT  NOT  PROHIBITED  BY  LAW,

BORROWER     AND     LENDER     EACH     HEREBY     KNOWINGLY,     VOLUNTARILY     AND

INTENTIONALLY  WAIVES  ANY  RIGHT  THAT  BORROWER  OR  LENDER  MAY  HAVE  TO  A

TRIAL   BY   JURY   IN   RESPECT   TO   ANY   LITIGATION,   ACTION,   SUIT   OR   PROCEEDING,

DIRECTLY  OR  INDIRECTLY,  AT  ANY  TIME  ARISING  OUT  OF,  UNDER,  OR  IN  CONNECTION

WITH   THIS   AGREEMENT,   ANY   LOAN,   ANY   NOTE,   ANY   LOAN   DOCUMENT   OR   ANY

TRANSACTION CONTEMPLATED BY THIS AGREEMENT, BEFORE OR AFTER MATURITY.

(b)  CERTIFICATIONS.

BORROWER     HEREBY     CERTIFIES     THAT     NEITHER     ANY

REPRESENTATIVE  NOR  AGENT  OF  LENDER  NOR  LENDER’S  COUNSEL  HAS  REPRESENTED,

EXPRESSLY  OR  OTHERWISE,  OR  IMPLIED  THAT  LENDER  WOULD  NOT,  IN  THE  EVENT  OF

ANY  LITIGATION,  ACTION  SUIT  OR  PROCEEDING,  SEEK  TO  ENFORCE  THE  FOREGOING

WAIVER.    BORROWER  ACKNOWLEDGES  THAT  LENDER  HAS  BEEN  INDUCED  TO  ENTER

INTO     THIS     AGREEMENT     AND     THE     TRANSACTIONS     CONTEMPLATED     BY     THIS

AGREEMENT  BY,  AMONG  OTHER  THINGS,  THE  MUTUAL  WAIVERS  AND  CERTIFICATION

HEREIN.

10.12.    Indemnification  by  Borrower.    Borrower  hereby  covenants  and  agrees  to  indemnify,  defend

(with  counsel  selected  by  Lender)  and  hold  harmless  Lender,  Lender’s  Affiliates  and  their  respective

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members,  managers,  directors,  shareholders,  officers,  partners,  employees,  attorneys,  consultants  and agents  (collectively,  the  “Indemnitees”)  from  and  against  any  and  all  claims,  damages,  liabilities,  costs and  expenses  (including,  without  limitation,  actual  attorney’s  fees  and  expenses  and  other  costs  of investigation or defense, including those incurred upon any  appeal),  which may be incurred by or asserted against  any  Indemnitee  (whether  for  breach  of  contract,  in  tort  or  under  any  other  theory  of  liability)  in connection  with  or  as  a  result  of  credit  having  been  extended,  suspended  or  terminated  under  this

Agreement   or   the   other   Loan   Documents   or   with   respect   to   the   execution,   delivery,   enforcement,

performance  or  administration  of,  or  in  any  other  way  arising  out  of  relating  to,  this  Agreement  or  the other  Loan  Documents  or  any  other  documents  or  transactions  contemplated  by  or  referred  to  in  this

Agreement,  or  any  action  or  failure  to  act  with  respect  to  any  of  the  foregoing,  including  any  and  all product  liabilities,  environmental  liabilities,  taxes  and  legal  costs  and  expenses  arising  out  of  or  incurred in  connection  with  disputes  between  or  among  any  parties  to  and  of  the  Loan  Documents, the  correctness,

validity  or  genuineness  of  any  Instrument  or  Document  that  may  be  released  or  endorsed  to  Borrower  by

Lender  (which  shall  automatically  be  deemed  to  be  without  recourse  to  Lender  in  any  event),  the

existence,   character,   quantity,   quality,   condition,   value   or   delivery   of   any   Goods   purporting   to   be

represented  by  any  such  Instruments  or  Documents,  or  any  broker’s  commission,  finder’s  fee  or  similar charge or fee payable by Borrower in connection with the Loans and the transactions contemplated by this

Agreement  (collectively,  the  “Indemnified  Liabilities”),  except  to  the  extent  that  any  such  Indemnified

Liability  is  finally  determined  by  a  court  of  competent  jurisdiction  to  have  resulted  primarily  from  such

Indemnitee’s  gross  negligence  or  willful  misconduct.    BORROWER,  FOR  ITSELF  AND  FOR  ALL

SUCCESSORS,  ASSIGNS,  THIRD  PARTY  BENEFICIARIES  AND  ALL  OTHER  PERSONS  THAT

MAY  ASSERT  CLAIMS  DERIVATIVELY  THROUGH  SUCH  PARTY,  HEREBY  WAIVES  ANY

AND  ALL  CLAIMS  FOR  INDEMNIFIED  LIABILITIES  AGAINST  ALL  INDEMNITEES  EXCEPT

TO  THE  EXTENT  THAT  ANY  SUCH  INDEMNIFIED  LIABILITY  IS  FINALLY  DETERMINED  BY

A  COURT  OF  COMPETENT  JURISDICTION  TO  HAVE  RESULTED  PRIMARILY  FROM  SUCH

INDEMNITEE’S  GROSS  NEGLIGENCE  OR  WILLFUL  MISCONDUCT.   NO  INDEMNITEE  SHALL

BE  RESPONSIBLE  OR   LIABLE  TO   BORROWER,  ANY   SUCCESSOR,  ASSIGNEE  OR   THIRD

PARTY   BENEFICIARY   OR   ANY   OTHER   PERSON   ASSERTING   CLAIMS   DERIVATIVELY

THROUGH  SUCH  PARTY,  FOR  ANY  ACT  OR  FAILURE  TO  ACT  UNDER  ANY  POWER  OF

ATTORNEY  OR  FOR  INDIRECT,  PUNITIVE,  EXEMPLARY  OR  CONSEQUENTIAL  DAMAGES

THAT MAY BE ALLEGED AS A RESULT OF CREDIT  HAVING BEEN EXTENDED, SUSPENDED

OR  TERMINATED  UNDER  THIS  AGREEMENT  OR  ANY  OTHER  LOAN  DOCUMENT  OR  AS  A

RESULT  OF  ANY  OTHER  TRANSACTION  CONTEMPLATED  HEREUNDER  OR  THEREUNDER.

THE  PROVISIONS  OF  THIS  SECTION  10.12  SHALL  SURVIVE  TERMINATION  OF  THE  LOANS

AND  THE  TERMINATION  OF  THIS  AGREEMENT.   Notwithstanding  the  foregoing,  in  no  event  shall

Borrower be liable to any Indemnitee for any indirect, punitive, exemplary or consequential damages.

10.13.    Savings  Clause  for  Indemnification.   To  the  extent  that  Borrower’s  undertaking  to  indemnify,

pay  and  hold  harmless  set  forth  in  Section  10.12  above  may  be  unenforceable  because  it  violates  any  law or  public  policy,  Borrower  shall  contribute  the  maximum  portion  which  it  is  permitted  to  pay  and  satisfy under applicable law to the payment and satisfaction of all matters referred to under Section 10.12.

10.14.    Lender’s  Performance.   Lender  shall  not  be  responsible  for  any  failure  of  any  Advance  to  be credited  to  any  account  of  Borrower  (i)  if  such  failure  is  caused  by  conditions  beyond  Lender’s  control including,  but  not  limited  to  Acts  of  God,  restrictions  of  Governmental  Units  (including  the  denial  or cancellation  of  any  necessary  license,  registration  or  permit),  wars,  insurrections,  or  interruptions  of telephone  service  or  internet  access  caused  by  a  service  provider  or  resulting  from  the  failure  of  a  service provider’s  equipment,  software  or  personnel,  and  (ii)  if  such  failure  is  not  caused  by  or  due  to  an  event,

occurrence  or  condition  described  in  clause  (i)  immediately  above, unless  such  failure  is  caused  by  or  due to Lender’s gross negligence or willful misconduct.

10.15.    Entire   Agreement;   Amendments;   Lender’s   Consent.      This   Agreement   (including   the

Schedules  and  Exhibits)  constitutes  the  entire  agreement  between  Lender  and  Borrower  with  respect  to the  subject  matter  hereof,  and  supersedes  all  prior  and  contemporaneous  agreements,  understandings,

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inducements  or  conditions  between  Lender  and  Borrower,  whether  express  or  implied,  oral  or  written,

with  respect  to  the  subject  matter  hereof.   No  amendment  or  waiver  of  any  provision  of  this  Agreement,

nor  consent  to  any  departure  by  Borrower  therefrom,  shall  in  any  event  be  effective  unless  the  same  shall be  Authenticated  by  Lender  in  a  Record,  and  then  such  amendment,  waiver  or  consent  shall  be  effective only in the specific instance and for the specific purpose for which given.

10.16.    Cross  Default;  Cross  Collateralization.    Borrower  hereby  acknowledges  and  agrees  that  (a)

each  other  Loan  Document  and  agreement  between  Borrower  and  Lender  is  hereby  amended,  to  the extent  necessary,  to  provide  that  a  Default  or  an  Event  of  Default  under  this  Agreement  is  a  default  or event  of  default,  respectively,  under  each  such  Loan  Document  or  agreement,  and  a  default  or  event  of default under any Loan Document or agreement between Borrower and Lender is a Default or an Event of

Default,  respectively,  under  this  Agreement,  and  (b)  the  Collateral  secures  the  final  and  indefeasible

payment   to   Lender   in   cash   and   performance   of   the   Obligations   in   full,   whether   now   or   hereafter

outstanding  under  all  other  Loan  Documents  and  agreements  between  Borrower  and  Lender,  and  that  the

Collateral   and   any   other   Property   of   any   other   Person   pledged   to   Lender   in   connection   with   the

transactions  contemplated  by  this  Agreement  under  any  other  Loan  Document  or  agreement  with  Lender secures the final and indefeasible payment to Lender in cash and performance of the Obligations in full.

10.17.    Execution  in  Counterparts.   This  Agreement  may  be  executed  in  any  number  of  counterparts,

each  of  which  when  so  executed  shall  be  deemed  to  be  an  original  and  all  of  which  taken  together  shall constitute but one and the same instrument.

10.18.    Severability   of   Provisions.     Any   provision   of   this   Agreement   or   any   of   the   other   Loan

Documents  that  is  prohibited   or  unenforceable   in   any   jurisdiction   shall,  as   to   such   jurisdiction,  be

ineffective   to   the   extent   of   such   prohibition   or   unenforceability   without   invalidating   the   remaining

provisions  of  this  Agreement  or  the  other  Loan  Documents  or  affecting  the  validity  or  enforceability  of such provision in any other jurisdiction.

10.19.    Governing Law; Consent To Jurisdiction.

(a)  THIS  AGREEMENT  WAS  NEGOTIATED  IN  THE  STATE  OF  NEW  YORK,  AND  MADE  BY

LENDER   AND   ACCEPTED   BY   BORROWER   IN   THE   STATE   OF   NEW   YORK,   AND   THE

PROCEEDS  OF  EACH  NOTE  DELIVERED  PURSUANT  HERETO  WERE  AND  ARE  DISBURSED

FROM  THE  STATE  OF  NEW  YORK.  THE  PARTIES  AGREE  THAT  THE  STATE  OF  NEW  YORK

HAS   A   SUBSTANTIAL   RELATIONSHIP   TO   THE   PARTIES   AND   TO   THE   UNDERLYING

TRANSACTIONS    CONTEMPLATED    BY    THIS    AGREEMENT,    AND    IN    ALL    RESPECTS,

INCLUDING    MATTERS    OF    CONSTRUCTION,    VALIDITY    AND    PERFORMANCE,    THIS

AGREEMENT  AND  THE  OBLIGATIONS  ARISING  HEREUNDER  SHALL  BE  GOVERNED  BY,

AND   CONSTRUED   IN   ACCORDANCE   WITH,  THE   LAWS   OF   THE   STATE   OF   NEW   YORK

APPLICABLE   TO   CONTRACTS   MADE   AND   PERFORMED   ENTIRELY   IN   SUCH   STATE

WITHOUT   REGARD   TO   ITS   PRINCIPLES   OF   CONFLICTS   OF   LAWS.     TO   THE   FULLEST

EXTENT  PERMITTED  BY  LAW,  LENDER  AND  BORROWER  HEREBY  UNCONDITIONALLY

AND  IRREVOCABLY  WAIVE  ANY  CLAIM  TO  ASSERT  THAT  THE  LAW  OF  ANY  OTHER

JURISDICTION  GOVERNS  THIS  AGREEMENT  OR  ANY  NOTE  ISSUED  BY  BORROWER  TO

LENDER  IN  CONNECTION  HEREWITH,  AND  THIS  AGREEMENT  AND  EACH  SUCH  NOTE

SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN  ACCORDANCE  WITH  THE  LAWS  OF  THE

STATE  OF  NEW  YORK  APPLICABLE  TO  CONTRACTS  MADE  AND  PERFORMED  ENTIRELY

IN SUCH STATE  WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

(b)  ANY   LEGAL   SUIT,   ACTION   OR   PROCEEDING   AGAINST   LENDER   OR   BORROWER

ARISING  OUT  OF  OR  RELATING  TO  THIS  AGREEMENT  SHALL  BE  INSTITUTED  IN  THE

SOLE    OPTION    OF    LENDER    IN    ANY    FEDERAL    OR    STATE    COURT    LOCATED    IN

WESTCHESTER  COUNTY,  NEW  YORK  PURSUANT  TO  SECTION  5-1402  OF  THE  NEW  YORK

GENERAL  OBLIGATIONS  LAW;  HOWEVER,  LENDER  MAY,  AT  ITS  OPTION,  COMMENCE

ANY    ACTION,    SUIT    OR    PROCEEDING    IN    ANY    OTHER    APPROPRIATE    FORUM    OR

JURISDICTION  TO  OBTAIN  POSSESSION  OF  OR  FORECLOSE  UPON  ANY  COLLATERAL,  TO

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OBTAIN  EQUITABLE  RELIEF  OR  TO  ENFORCE  ANY  JUDGMENT  OR  ORDER  OBTAINED  BY

LENDER  AGAINST  BORROWER  OR  WITH  RESPECT  TO  ANY  COLLATERAL,  TO  ENFORCE

ANY  RIGHT  OR  REMEDY  UNDER  THIS  AGREEMENT OR  ANY  OTHER  LOAN  DOCUMENT  OR

TO  OBTAIN  ANY  OTHER  RELIEF  DEEMED  APPROPRIATE  BY  LENDER,  AND  LENDER  AND

BORROWER  EACH  WAIVES  ANY  OBJECTION  WHICH  IT  MAY  NOW  OR  HEREAFTER  HAVE

TO  THE  LAYING  OF  VENUE  OF  ANY  SUCH  SUIT,  ACTION  OR  PROCEEDING,  AND  LENDER

AND  BORROWER  EACH  HEREBY  IRREVOCABLY  SUBMITS  TO  THE  JURISDICTION  OF  ANY

SUCH   COURT  IN   ANY   SUIT,  ACTION   OR   PROCEEDING.  BORROWER   REPRESENTS  AND

ACKNOWLEDGES  THAT  IT  HAS  REVIEWED  THIS  CONSENT  TO  JURISDICTION  PROVISION

WITH    ITS    LEGAL    COUNSEL,    AND    HAS    MADE    THIS    WAIVER    KNOWINGLY    AND

VOLUNTARILY, WITHOUT COERCION OR DURESS.

10.20.    Table  of  Contents;  Headings.    The  table  of  contents  and  headings  preceding  the  text  of  this

Agreement   are   inserted   solely   for   convenience   of   reference   and   shall   not   constitute   a   part   of   this

Agreement or affect its meaning, construction or effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

케

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LENDER:

KELTIC FINANCIAL PARTNERS II, LP

By Keltic Financial Services, LLC, its general partner

By:

Name:

Its:

Effective Date:

BORROWER:

IGXGLOBAL, CORP.

By:

Name:

Its:

Date:

케

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DEFINITIONS SCHEDULE

“Advance”  means  each  principal  amount  of  the  Revolving  Credit  delivered  to  Borrower  in connection  with  a  Notice  of  Borrowing  (including  each  principal  amount  delivered  to  Borrower  under  a

Sublimit of the Revolving Credit), and each other amount charged to the principal of the Revolving Credit pursuant to this Agreement.

“Affiliate”  of  a  Person  means  a  “Person  related  to”  such  Person  as  defined  in  Sections  9-102(62)

and  9-102(63)  of  the  UCC,  and  for  purposes  of  this  Agreement  also  includes  any  employee  of  such

Person,  and  any  entity  controlled  by  or  under  common  control  with  any  such  employee.   For  purposes  of

this  definition  the  term  “control”  as  used  in  Section  9-102(63)  of  the  UCC  means  the  possession,  directly or  indirectly,  of  the  power  to  direct  or  cause  the  direction  of  the  management  and/or  policies  of  a  Person,

whether through the ownership of voting stock or other equity interests, by agreement or otherwise.

“Anti-Terrorism  Laws”  shall  mean  any  and  all  laws,  regulations,  rules,  orders,  etc.  in  effect  from time  to  time  relating  to  anti-money  laundering  and  terrorism,  including,  without  limitation,  Executive

Order  No.  13224  (effective  September  24,  2001)  and  the  USA  Patriot  Act  (Pub.  L.  No.  107-56  (Oct.  12,

2001)).

“Asset  Purchase  Documents”  means  the  Asset  Agreement  and  all  other  agreements,  documents and  instruments  executed  and/or  delivered  in  connection  with  the  transactions  contemplated  by  such

Asset  Purchase  Agreement,  pursuant  to  which  Buyer  is  acquiring  substantially  all  of  the  assets  of,  and assuming certain liabilities of, IGX Global, Inc. and acquiring the stock of IGX Global UK Limited.

“Banking  Day”  means  a  day  on  which  commercial  banks  are  not  authorized  or  required  to  close in New York State.

“Blocked  Person”  shall  mean  any  person:  (a)  listed  in  the  annex  to  Executive  Order  No.  13224,

(b)  owned  or  controlled  by,  or  acting  for  or  on  behalf  of,  any  person  listed  in  the  annex  to  Executive

Order  No.  13224,  (c)  with  which  Lender  is  prohibited  from   dealing  or  otherwise  engaging  in  any

transaction  by  any  Anti-Terrorism  Law,  (d)  that  commits,  threatens  or  conspires  to  commit  or  supports

“terrorism”  as  defined  in  Executive  Order  No.  13224,  (e)  a  person  that  is  named  a  “specially  designated national”  or  “blocked  person”  on  the  most  current  list  published  by  the  U.S.  Department  of  Treasury

Office of Foreign Assets Control or any successor agency (“OFAC”) or other similar list, (f) a person that is  named  a  “denied  person”  on  the  most  current  list  published  by  the  U.S.  Commerce  Department,  or  (g)

(i)  an  agency  of  the  government  of  a  Sanctioned  Country,  (ii)  an  organization  controlled  by  a  Sanctioned

Country,  or  (iii)  a  person  resident  in  a  Sanctioned  Country  to  the  extent  subject  to  a  sanctions  program administered by OFAC.

“Borrower  Stock  Obligations”  means  all  present  and  future  indebtedness,  obligations  (whether fixed  or  contingent),  liabilities  (including  but  not  limited  to  fees,  costs  and  expenses)  and  claims  payable by  Borrower  to  iGambit  Inc.  in  connection  with  Borrower’s  Equity  Interests,  pursuant  to  Borrower’s

Charter  Documents,  by  operation  of  law  or  equitable  principles,  including  but  not  limited  to  all  dividends payable  by  Borrower  to  iGambit  Inc.,  whether  regularly  declared,  declared  by  special  vote,  election  or meeting, or whether occasioned by the occurrence of any event or series of events.

“Borrowing Base” means, at any time, an amount equal to:

(a)  an  amount  not  to  exceed  eighty  five  percent  (85.00%)  of  the  aggregate  amount  of  Domestic

Eligible Receivables at such time;

(b)  less,   aggregate   amount   of   all   Obligations   outstanding   under   the   Foreign   Receivables

Sublimit at such time;

(c)  less, the aggregate amount of all Reserves in effect at such time.

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“Capital  Expenditures”  means  for  any  period,  as  determined  in  accordance  with  GAAP,  the dollar  amount  of  gross  expenditures  (including  obligations  under  capital  leases)  made  or  incurred  for fixed  assets, real property, plant and  equipment, and  all renewals, improvements and  replacements thereto

(but not repairs thereof) during such period.

“Charter  Documents”  means  (a)  with  respect  to  a  corporation,  such  corporation’s  certificate  or articles  of  incorporation  (as  applicable)  and  bylaws  in  effect  on  the  Effective  Date,  and  as  the  same  may be  amended,  restated  or  otherwise  modified  after  the  date  hereof,  (b)  with  respect  to  a  partnership,  such partnership’s  articles  or  certificate  of  formation  or  certificate  of  partnership  (as  applicable)  or  other certificate  required  to  be  filed  with  any  Governmental  Authority  in  order  to  form  such  partnership,  and partnership  agreement  in  effect  on  the  Effective  Date,  and  as  the  same  may  be  amended,  restated  or otherwise  modified  after  the  date  hereof,  and  (c)  with  respect  to  a  limited  liability  company  or  limited

liability   partnership,   such   limited   liability   company’s   or   limited   liability   partnership’s   articles   or

certificate   of   formation   (as   applicable)   and   limited   liability   company   agreement,   limited   liability

partnership  agreement  or  operating  agreement  (as  applicable)  in  effect  on  the  Effective  Date,  and  as  the same may be amended, restated or otherwise modified after the date hereof.

“Code” means the Internal Revenue Code of the United States, as the same may be amended.

“Collateral”  means  all  of  the  properties  and  assets  of  Borrower,  whether  real,  personal  or  mixed,

wherever  located, tangible  or  intangible, and  all interests  in  all of  the  properties  and  assets  of  Borrower  of any  kind,  whether  such  properties,  assets  or  interests  are  owned  on  the  Effective  Date  or  thereafter acquired,  whether  owned  or  held  by  Borrower  or  by  any  other  Person  in  any  manner  for  Borrower's

account,   all   accessions   to,   substitutions   for   and   all   replacements,   products   and   cash   and   non-cash

proceeds  of  all  of  the  foregoing,  and  specifically  including  all  cash,  Money  (as  defined  in  Section  1-

201(24)  of  the  UCC),  Accessions,  Accounts  (including  without  limitation  all  Receivables  and  unearned premiums  with  respect  to  insurance  policies  insuring  any  of  the  Collateral  and  claims  against  any  Person for  loss  of,  damage  to,  or  destruction  of  any  or  all  of  the  Collateral),  Certificates  of  title,  Chattel  Paper,

Commercial   Tort   Claims   (specifically   including   all   Commercial   Tort   Claims   arising   from   or   in

connection   with   the   matters   described   in   the   attached   Disclosure   Schedule),   Deposit   Accounts,

Documents  (including  but  not  limited  all  to  books  and  records,  and  all  recorded  data  of  any  kind  or

nature,    regardless    of    the    medium    of    recording,    including,    without    limitation,    writings,    plans,

specifications,  schematics  customer  lists,  credit  files,  computer  programs,  printouts  and  other  computer materials  and  records  of  Borrower  pertaining  to  any  of  the  items  or  subject  matter  described  in  this paragraph),  Equipment,  General  Intangibles,  Goods,  Health-Care-Insurance  Receivables,  Instruments,

Inventory,  Investment  Property,  Letter-Of-Credit  Rights,  Proceeds,  Records,  Software  and  Supporting

Obligations,  all  rights  to  payment  for  money  or  funds  advanced  or  sold,  and  all  monies  or  other  Property of  any  kind  now  or  at  any  time  or  times  hereafter  in  the  possession  or  under  the  control  of  Lender  or  any

Affiliate  of  Lender  or  any  representative,  agent  or  correspondent  of  Lender  pertaining  to  any  of  the  items or  subject  matter  described  in  this  paragraph;  provided,  however,  if  on  or  prior  to  the  Effective  Date

Borrower  has  not  obtained  the  written  consent  of  a  Governmental  Authority  necessary  to  permit  the assignment  of  any  Document,  Instrument,  Chattel  Paper,  contract  or  agreement  by  and  between  Borrower

and   any   Governmental   Authority   (a   “Government   Contract”)   in   connection   with   the   granting   by

Borrower   to   Lender   of   the   security   interests   described   herein,  the   Collateral   and   Lender’s   security

interests   described   herein   shall   specifically   exclude   each   such   Government   Contract,   and   all   of

Borrower’s  rights,  title  and  interests  therein,  however,  in  such  case  the  Collateral  and  Lender’s  security interests  granted  herein  shall  specifically  include  and  shall  be  limited  to  all  Accounts  and  Receivables  in connection  with  such  Government  Contract  and  all  of  Borrower’s  rights,  title  and  interests  in  and  to  such

Accounts  and  Receivables,  and  all  such  Accounts  and  Receivables  shall  be  considered  as  Collateral  for purposes hereof.

“Contract   Year”   means   initially   the   period   of   twelve   (12)   consecutive   calendar   months

commencing  on  the  Effective  Date,  and  thereafter  each  period  of  twelve  (12)  consecutive  calendar months commencing on the annual anniversary of the Effective Date.

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“Default”   means   each   event,   occurrence   or   condition,   or   series   of   events,   occurrences   or

conditions  (individually  and  collectively,  an  “Occurrence”),  that  would  constitute  an  Event  of  Default  as defined  in  Section  9.1,  disregarding  (a)  all  requirements  of  notice  to  be  delivered  to  Borrower  under  this

Agreement  in  connection  with  such  Occurrence  as  a  condition  to  the  existence  of  such  prospective  Event of  Default,  and  (b)  all  periods  of  time,  grace  or  cure  under  this  Agreement  that  must  pass  prior  to  the existent of such prospective Event of Default.

“Default  Rate”  means  an  annualized  rate  of  interest  that  is  equal  to  three  percent  (3.00%)  more than the Revolving Credit Rate.

“Eastern  Time”  means  North  American  Eastern  Standard  Time,  including  Eastern  standard  time when observing standard time, and Eastern daylight time when observing daylight saving time.

“EBITDA”   means,   for   any   period,   Borrower’s   total   income   before   interest   expense,   taxes,

depreciation  and  amortization  for  such  period,  all  calculated  in  accordance  with  GAAP,  consistently

applied and determined as of and at the end of such period.   For purposes of this Agreement, EBITDA  for

any  period  shall  be  determined  disregarding  any  extraordinary  items  of  income  and  expense  during  such period.

“Eligible  Domestic  Receivable”  means  each  Receivable  of  Borrower:  for  which  the  Records  and

accounts   are   located   at   Borrower’s   facilities   located   in   the   United   States   where   such   Records   are

maintained  as  described  in  the  Disclosure  Schedule;  arising  out  of  a  sale  in  the  ordinary  course  of

Borrower’s business as conducted on the Effective Date;  with respect to which the sale giving rise to such

Receivable  is  to  an  Account  Debtor  domiciled  in  the  United  States  or  Canada;  relating  to  a  sale  made  by

Borrower  to  a  Person  that  is  not  an  Affiliate  of  Borrower;  that  is  not  in  dispute;  with  respect  to  which each representation with respect to Eligible Receivables set forth in this Agreement is accurate; and that is acceptable  to  Lender  in  Lender’s  permitted  discretion.  Lender  may  treat  any  Domestic  Receivable  as ineligible if:

(a)  more than ninety (90) consecutive calendar days has passed from the original invoice date for such Receivable; or

(b)  any  representation  contained  in  this  Agreement  with  respect  to  such  Receivable  or  with respect to whether such Receivable is an Eligible Receivable was inaccurate when made; or

(c)  the  Account  Debtor  has  disputed  liability  or  made  any  claim  with  respect  to  such  Receivable or with respect to any other material Receivable due from the Account Debtor; or

(d)  the   Account   Debtor   (i)   has   filed   a   case   for   bankruptcy   or   reorganization   under   the

Bankruptcy  Code,  or  (ii)  has  filed  against  it  any  case  under  the  Bankruptcy  Code,  or  (iii)  has  made an  assignment  for  the  benefit  of  creditors,  or  (iv)  has  failed,  suspended  business  operations,  become insolvent,  or  (v)  has  a  receiver  or  a  trustee  appointed  for  all  or  a  significant  portion  of  its  assets  or affairs; or

(e)  the Account Debtor is a supplier to or creditor of Borrower; or

(f)  the Account Debtor has or asserts any right of offset with respect to any Receivable or asserts any claim or counterclaim against Borrower with respect to any  Receivable; or

(g)  Borrower  is  not  the  sole  owner  of  the  Receivable;  Borrower  has  sold,  assigned  or  otherwise transferred  all or any  portion  thereof;  or any  portion of the  Receivable is subject to  any  claim, lien or security interest (other than a Permitted Lien); or

(h)  the  sale  giving  rise  to  such  Receivable  is  to  an  Account  Debtor  domiciled  in  the  Province  of

Quebec,  Canada,  unless  (i)  such  Receivable  is  secured  by  a  letter  of  credit  issued  to  Borrower  in amount, form  and  content acceptable  to  Lender  in  Lender’s  sole  discretion, or  (ii)  such  Receivable  is secured  by  a  credit  risk  insurance  policy  in  form  and  content  acceptable  to  Lender  in  Lender’s  sole discretion; or

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(i)  twenty  five  percent  (25.00%)  or  more  of  the  Receivables  of  any  Account  Debtor  and/or  its

Affiliates  is  ineligible,  then  all  the  Receivables  of  such  Account  Debtor  and  its  Affiliates  shall  be treated as ineligible; or

(j)  any  portion  of  the  Eligible  Receivables  of  the  Account  Debtor  and/or  its  Affiliates  exceeds twenty  percent  (20.00%)  of  the  total  amount  of  all  Eligible  Receivables,  then  the  amount  of  such excess  shall  be  treated  as  ineligible;  provided,  however,  with  respect  to  (A)  New  York  University

Hospital   and   its   Affiliates,   if   the   aggregate   amount   of   Eligible   Receivables   from   New   York

University  Hospital  and  its  Affiliates  exceeds  forty  percent  (40.00%)  of  the  total  amount  of  all

Eligible  Receivables,  then  the  amount  of  such  excess,  respectively,  shall  be  treated  as  ineligible;  and

(B)  each  Account  Debtor  that  Lender  determines  in  its  Permitted  Discretion  is  of  similar  credit quality  as  New  York  University  Hospital  (each,  an  “A  Credit  Account  Debtor”)  and  its  Affiliates,  if

the  aggregate  amount  of  Eligible  Receivables  from  such  A  Credit  Account  Debtor  and  its  Affiliates exceeds  forty  percent  (40.00%)  of  the  total  amount  of  all  Eligible  Receivables,  then  the  amount  of such excess, respectively, shall be treated as ineligible; or

(k)  such  Receivable  relates  to  a  sale  of  goods  or  services  to  the  United  States  of  America,  or  to  a

Governmental  Unit  of  the  United  States  of  America,  unless  Borrower  assigns  its  right  to  payment  of such  Receivable  to  Lender  in  compliance  with  the  Assignment  of  Claims  Act  of  1940,  as  amended;

or

(l)  such  Receivable  relates  to  a  sale  of  goods  or  services  to  any  state  of  the  United  States  of

America, or to any Governmental Unit of any state of the United States of America, unless Borrower assigns  its  right  to  payment  of  such  Receivable  to  Lender  in  compliance  with  all  applicable  laws,

rules,  regulations  or  administrative  or  judicial  determinations  relating  to  the  assignment  (in  whole  or in part) of any agreement or contract pursuant to which such sale was made; or

(m)  such  Receivable  relates  to  a  sale  of  goods  or  services  to  the  federal  government  of  Canada,

any  Province  of  Canada,  or  to  any  Governmental  Unit  of  the  federal  government  of  Canada  or  any

Province  of  Canada,  unless  Borrower  assigns  its  right  to  payment  of  such  Receivable  to  Lender  in compliance  with  all  applicable  laws,  rules,  regulations  or  administrative  or  judicial  determinations relating  to  the  assignment  (in  whole  or  in  part)  of  any  agreement  or  contract  pursuant  to  which  such sale was made; or

(n)  the goods or services covered by such Receivable were shipped to the customer or performed

for   the   customer,   as   applicable,   prior   to   or   after   the   date   of   the   invoice   giving   rise   to   such

Receivable;  or  such  Receivable  consists  of  a  sale  to  an  Account  Debtor  on  consignment,  on  any  bill and  hold  basis,  on  any  guaranteed  sale,  sale  or  return,  sale  on  approval  or  other  repurchase  or  return basis,  on  any  billing  in  advance  of  shipment  or  other  “pre-billing”  basis  or  under  any  payment  plan,

scheduled  installment  plan,  or  on  any  payment  terms  greater  than  sixty  (60)  days  from  invoice  date or other similar extended payment terms basis; or

(o)  the  Account  Debtor  is  located  in  a  state  of  the  United  States  or  in  a  Province  of  Canada  in

which   Borrower   is   deemed   to   be   doing   business   under   the   laws   of   such   state   or   Province,

respectively,  and  such  state  or  Province  denies  creditors  access  to  its  courts  in  the  absence  of

Borrower’s   qualification   to   transact   business   in   such   state   or   Province,   respectively,   or   of

Borrower’s  filing  of  any  reports  with  such  state  or  Province,  unless  Borrower  has  qualified  as  a foreign  business  entity  authorized  to  do  business  in  such  state  or  Province  and  has  filed  all  required reports; or

(p)  such  Receivable  is  evidenced  by  chattel  paper  or  an  instrument  of  any  kind  which  has  not

been   assigned   or   endorsed   and   delivered   to   Lender,   or   such   Receivable   has   been   reduced   to

judgment; or

(q)  such  Receivable  arises  from  a  sale  of  goods  or  services  to  an  individual  who  is  purchasing such goods primarily for personal, family or household purposes; or

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(r)  Lender   believes   in   Lender’s   permitted   discretion   that   collection   of   such   Receivable   is

insecure  or  that  such  Receivable  may  not  be  paid  by  reason  of  the  Account  Debtor’s  financial inability to pay.

“Eligible Receivable” means an Eligible Domestic Receivable or Eligible Foreign Receivable.

“Environmental  Law”  means  each  federal,  state  and  local  environmental,  land  use,  zoning,

health,  chemical  use,  safety  and  sanitation  law,  statute,  ordinance  or  code  relating  to  the  protection  of  any water  or  water  vapor,  any  land  surface  or  subsurface,  air,  fish,  wildlife,  biota  or  any  other  natural resources  and/or  governing  the  use,  storage,  treatment,  generation,  transportation,  processing,  handling,

production   or   disposal   of   “hazardous   substances”   and   the   rules,   regulations,   policies,   guidelines,

interpretations, decisions, orders and directives of any  Governmental Unit with respect thereto.

“Equity  Interests”  of  a  Person  means  such  Person’s  issued  and  outstanding  equity  securities,  or membership,  partnership  or  profits  interests,  as  applicable,  or  debt  or  securities  (or  combinations  thereof)

convertible   into   such   Person’s   equity   securities,   or   membership,   partnership   or   profits   interests,   as

applicable.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Fiscal Quarter” means the three (3) consecutive calendar month period commencing on the first day  of  the  Fiscal  Year,  and  each  three  (3)  consecutive  calendar  month  period  in  such  Fiscal  Year commencing on the day immediately following end of the preceding Fiscal Quarter.

“Fiscal  Year”  means  a  year  of  365  or  366  days,  as  the  case  may  be,  ending  on  the  last  day  of

December in any calendar year.

“Foreign   Receivable”   means   each   Receivable   of   Borrower’s   wholly-owned   subsidiary   IGX

Global UK Limited.

“GAAP”  means  generally  accepted  accounting  principles  consistently  applied  and  maintained throughout  the  period  indicated  and  consistent  with  the  prior  financial  practice  of  Borrower,  except  for changes  mandated  by  the  Financial  Accounting  Standards  Board  or  any  similar  accounting  authority  of comparable standing.

“Governmental  Rules”  means  all  Federal,  state  and  local  governmental  rules,  ordinances  and regulations  applicable  to  Borrower’s  ownership  or  use  of  properties  or  the  operation  or  conduct  of  its business.

“Governmental  Unit”  means,  with  respect  to  the  government  of  the  United  States,  a  State  of  the

United  States  or  a  foreign  county  (a  “government”) (a)  a  subdivision,  agency,  department,  county,  parish,

municipality  or  other  unit  of  such  government,  or  (b)  an  entity  exercising  executive,  legislative,  judicial,

taxing,   law   enforcement,   regulatory   or   administrative   powers   or   functions   of   or   pertaining   to   such

government.

“Indebtedness”  of  a  Person  means  all  obligations  for  borrowed  money  of  any  kind  or  nature,

including  funded  debt  and  unfunded  liabilities,  contingent  obligations  under  guaranties  or  letters  of  credit or  similar  financial  instruments  or  accommodations,  and  all  obligations  for  the  acquisition  or  use  of  any fixed  asset  or  improvements,  including  capitalized  leases,  which  are  payable  over  a  period  longer  than one (1) year, regardless of the term thereof or the Person or Persons to whom the same is payable.

“In  Transit  Inventory”  means  Inventory  that  is  being  shipped  or  otherwise  transported  to  or  by

Borrower  from  or  to,  as  applicable,  a  point  of  origin  within  the  continental  United  States,  or  is  being shipped  or  otherwise  transported  to  or  by  Borrower  from  or  to,  as  applicable,  a  point  of  origin  outside  of the continental United States.

“Lender’s  permitted  discretion”  means,  that  in  connection  with  a  determination  to  be  made  by

Lender  under  this  Agreement,  or  in  connection  with  an  election  by  Lender  to  take  or  refrain  from  taking an  action  under  this  Agreement,  Lender  may  make  such  determination,  or  elect  to  take  or  not  take  such

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action,   as   applicable,   in   good   faith   and   in   the   exercise   of   reasonable   business   judgment   from   the

perspective of a secured asset based lender.

“Lender’s  sole  discretion”  means,  that  in  connection  with  a  determination  to  be  made  by  Lender under this Agreement, or in connection with an election by Lender to take or refrain from  taking an action under  this  Agreement,  Lender  may  make  such  determination,  or  elect  to  take  or  not  take  such  action,  as applicable,  after  consideration  by  Lender  of  only  its  own  interests,  without  regard  to  the  effect  of  such determination  or  election  on  Borrower,  including  but  not  limited  to  Borrower’s  interests,  Borrower’s business or Borrower’s operations.

“LIBOR  Rate”  means  the  annual  rate  of  interest  for  deposits  in  U.S.  Dollars  for  a  term  of  three

(3)  months  as  quoted  on  LIBOR01  Page  as  of  11:00  a.m.  London  Time  on  the  second  (2nd)  Banking  Day prior  to  the  date  of  an  Advance  until  the  first  day  of  the  first  full  month  following  the  date  of  such

Advance,  and  for  each  calendar  month  thereafter  on  the  second  (2nd)  Banking  Day  prior  to  the  first  day of  each  calendar  month,  adjusted  for  reserve  requirements  and  such  other  requirements  as  may  be imposed by federal, state or local government and regulatory agencies.

“LIBOR01  Page”  means  the  Reuters  Screen  LIBOR01  Page  (or  such  other  page  as  may  replace

the   LIBOR01   on   that  service   or   such   other   service   as   may   be   nominated   by   the   British   Bankers’

Association  as  the  information  vendor  for  the  purpose  of  displaying  British  Bankers’  Association  Interest

Settlement Rates for U.S. Dollar deposits).

“Loans”  means the  Revolving  Credit (including  all Advances thereof)  and  all other Indebtedness of Borrower to Lender under the terms of this Agreement.

“Loan  Document”  means  this  Agreement  and  each  other  agreement,  document  and  instrument delivered  by  Borrower or any  other Person to  Lender  or by  Lender to  any  other Person in  connection  with the  Obligations,  the  Loans,  the  Notes,  or  any  other  Indebtedness  payable to  Lender  in  connection  with  the transactions  contemplated  by  this  Agreement,  as  the  same  may  be  amended,  modified,  supplemented,

extended or restated from time to time.

“Material”  and  “Materially”  mean  a  level  of  significance  that  (a)  if  capable  of  reduction  to  a monetary  amount,  would  be  reasonably  expected  to  exceed  Twenty  Five  Thousand  and  00/100  Dollars

($25,000.00)  individually,  or  Fifty  Thousand  and  00/100  Dollars  ($50,000.00)  when  aggregated  with  all other  similar  matters,  and  (b)  if  not  capable  of  reduction  to  a  monetary  amount,  would  have  affected  any decision  of  a  reasonable  business  person  in  Lender’s  position  as  an  asset-based  lender  regarding  whether

(i)  to  enter  into  this  Agreement,  or  (ii)  to  consummate  the  transactions  contemplated  by  this  Agreement,

or  (iii)  to  continue  to  make  Advances  to,  or  to  continue  to  extend  the  Loans,  in  whole  or  in  part,  to

Borrower.

“Material  Adverse  Change”  means  any:    (a)  Material  adverse  change  in  the  business,  assets,

operations,  profits  or  financial  condition  of  Borrower;  or  (b)  Material  adverse  change  in  the  ability  of

Borrower  to  pay  or  perform  the  Obligations  in  accordance  with  their  terms;  or  (c)  Material  adverse change  in  the  value,  collectability  or  salability  of  the  Collateral;  or  (d)  the  occurrence  of  any  event,

development,  circumstance  or  condition,  or  series  of  events,  developments,  circumstances  or  conditions,

that  would  reasonably  be  expected  to  have  a  material  adverse  effect  on  the  validity  or  enforceability  of this  Agreement  or  any  of  the  Loan  Documents,  or  on  the  perfection  or  priority  of  Lender’s  security interests  in  any  Collateral;  or  (e)  the  occurrence  of  any  event,  development,  circumstance  or  condition,  or series  of  events,  developments,  circumstances  or  conditions,  that  could  have  a  material  adverse  effect  on

Lender’s  practical  realization  of  the  benefits,  rights  and  remedies  inuring  to  Lender  under  this  Agreement or  under  any  other  Loan  Document;  or  (f)  the  occurrence  of  any  event,  development,  circumstance  or condition,  or  series  of  events,  developments,  circumstances  or  conditions,  that  could  materially  impair

Lender’s  security,  materially  increase  Lender’s  risks,  or  materially  impair  Borrower’s  ability  to  perform

under  this  Agreement  or  under  any  of  the  other  Loan  Documents.    The  determination  of  whether  a

Material  Adverse  Change  has  occurred  shall  be  made  by  Lender  in  Lender’s  permitted  discretion  and

based   on   the   foregoing   with   respect   to   Borrower,   and   not   based   on   changes   in   general   economic

conditions or the economic conditions of the market in which Borrower operates.

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“Note”  means  a  promissory  note  Authenticated  by  Borrower  and  delivered  to  Lender  pursuant  to the terms of this Agreement.

“Obligation”  means  a  liability,  obligation,  covenant  or  duty  owed  or  owing  by  Borrower  to

Lender,  of  any  kind  or  nature,  present  or  future,  whether  or  not  evidenced  by  any  note,  guaranty,

Supporting   Obligation   or   other   agreement,   document   or   instrument,   whether   arising   under   this

Agreement,  any  other  Loan  Document  or  under  any  other  agreement,  document,  instrument  delivered  to

Lender  by  Borrower, or  by  operation  of  law,  whether  or  not  for  the  payment  of  money,  whether  arising in connection  with  an  extension  of  credit to  Borrower  or  Borrower’s  opening,  guaranteeing  or confirming  of a  letter  of  credit,  loan,  guaranty,  indemnification  or  other  financial  accommodation,  whether  direct  or indirect  (including  those  acquired  by  purchase  or  assignment),  absolute  or  contingent,  due  or  to  become due,  now  or  hereafter  arising  and  howsoever  acquired  including,  without  limitation,  each  Loan,  Advance,

and other Indebtedness payable by Borrower to Lender, all interest payable to Lender with respect to each

Loan,  Advance  and  other  Indebtedness  of  Borrower  to  Lender,  and  each  charge,  cost,  expense,  fee,  and

other   sum   chargeable   to   Borrower   under   this   Agreement,   any   other   Loan   Document   or   any   other

agreement,  document  or  instrument  delivered  by  Borrower  to  Lender.   The  Obligations  shall  specifically

include,  but  not  be  limited  to  (i)  Borrower’s  obligations  to  finally  and  indefeasibly  pay  to  Lender  in  cash the  full  principal  amounts  of  all  Loans,  Notes  and  other  Indebtedness  of  Borrower  to  Lender  when  due,

whether  upon  termination,  maturity,  demand  or  acceleration  under  the  terms  of  the  Loan  Documents,  all interest due and payable thereon, and all fees, costs and expenses payable in connection therewith, and (ii)

Borrower’s  obligations  to  perform  in  full  all  agreements,  covenants  and  duties  of  Borrower  under  the

Loan Documents in the manner and at such times as provided by the terms of each such Loan Document.

“Permitted Liens” means:

(a)  liens securing the Obligations;

(b)  liens  for  taxes,  assessments  and  other  governmental  charges  or  levies  (excluding  any  Lien imposed  pursuant to  the  provisions  of  ERISA  or  Environmental Laws)  (i)  not yet due  and  payable  or

(ii) which are being properly contested and for which Borrower has established adequate reserves;

(c)  claims  of  materialmen,  mechanics,  carriers,  warehousemen,  processors  or  landlords  arising out of operation of law so long as the obligations secured thereby (i) are not past due or (ii) are being properly contested and for which Borrower has established adequate reserves;

(d)  liens  consisting  of  deposits  or  pledges  made  in  the  ordinary  course  of  business  in  connection with workers’ compensation, unemployment insurance, social security and similar laws;

(e)  liens   on   equipment   (including   capital   leases)   to   secure   purchase   money   Indebtedness

permitted  under  Section  8.1,  so  long  as  such  security  interests  do  not  apply  to  any  property  of

Borrower  other  than  the  equipment  so  acquired,  and  the  Indebtedness  secured  thereby  does  not exceed the cost of such equipment; and

(f)  security  interests,  pledges,  liens,  charges,  mortgages  or  other  encumbrances  in,  to  or  on  any

Collateral  in  favor  of  any  creditor  of  Borrower  other  than  Lender  so  long  and  to  the  extent  that  such security  interest,  pledge,  lien,  charge,  mortgage  or  other  encumbrance  is  junior  and  subordinate  to

the   security   interests,   pledges,   liens,   charges,   mortgages   and   other   encumbrances   in,   to   or   on

Collateral in favor of Lender pursuant to a subordination agreement executed by Lender.

“Person”    means    an    individual,    partnership,    limited    liability    company,    limited    liability

partnership,  corporation,  joint  venture,  joint  stock  company,  land  trust,  business  trust,  unincorporated organization, or Governmental Unit.

“Prime  Rate”  means,  at  any  time,  the  prime  rate  published  in  the  “Money  Rates”  column  of  The

Wall  Street  Journal  at  such  time,  and  in  the  event  that  The  Wall  Street  Journal  is  not  available  at  such time, the prime rate published in another publication as determined by Lender in its discretion.

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“Property”  means, with  respect to  a  Person, all  of  such  Person’s tangible  and  intangible  property,

assets  and  interests  in  property  and  assets,  whether  personal,  real  or  mixed,  owned  on  the  Effective  Date or thereafter acquired.

“Receivable”   means,  with  respect  to  a  Person,  each  (i)  Account,  (ii)  Health-Care-Insurance

Receivable,  (iii)  credit  card  receivable,  (iv)  right  to  payment  under  any  contract,  Document,  Instrument promissory  note,  Chattel  Paper,  or  electronic  chattel  paper,  (v)  tax  refund  or  right  to  receive  any  tax refund,  (vi)  bond  or  certificate  owned  or  held  by  such  Person  or  held  for  the  benefit  of  such  Person,  (vi)

right  to  payment  for  the  sale,  lease  or  license  of  any  Inventory,  Equipment  or  General  Intangible,  (vii)

policy  of  insurance  issued  to  or  for  the  benefit  of  such  Person  and  each  right  to  payment  and  Proceeds  of such  insurance,  (viii)  right  to  payment  in  connection  with  each  Investment  Property,  Deposit  Account,

book  account,  credit  or  reserve,  and  (ix)  form  of  obligation  whatsoever  owing  to  such  Person,  together with  all  Instruments,  Documents  and  Certificates  of  title  representing  any  of  the  foregoing,  and  all  rights in  any  merchandise  or  Goods  which  any  of  the  same  may  represent,  all  files  and  Records  with  respect  to any  collateral  or  security  given  by  such  Person  to  Lender  in  the  foregoing,  together  with  all  rights,  title,

security,  Supporting  Obligations  and  guarantees  with  respect  to  the  foregoing,  including  any  right  of stoppage  in  transit,  whether  now  owned  or  hereafter  created  or  acquired  by  such  Person  or  in  which  such

Person now has or hereafter acquires any interest.

“Reportable Event” has the same definition as provided in Title IV of ERISA.

“Revolving  Credit  Rate”  means  a  fluctuating  rate  that,  when  annualized,  is  equal  to  the  greatest of  (A)  the  Prime  Rate  plus  three  and  one  half  percent  (3.50%),  (B)  the  LIBOR  Rate  plus  six  and  one quarter percent (6.25%), and (C) six and three quarters percent (6.75%).

“Revolving   Credit   Termination   Date”   means   the   earliest   to   occur   of   (a)   the   third   (3rd)

anniversary of the Effective Date, (b) the date Lender terminates the Revolving Credit pursuant to  Section

9.3(a),  and  (c)  the  date  on  which  repayment  of  the  Revolving  Credit,  or  any  portion  thereof,  becomes immediately  due  and  payable  pursuant  to  Section  9.3(b),  or  (d)  the  date  on  which  the  Obligations  are finally and indefeasibly repaid in cash to Lender and performed in full.

“Settlement  Account”  means  Lender’s  account  at  Harris  Trust  and  Savings  Bank,  Chicago,  IL

60690,  Account  Name:  Keltic  Financial  Partners  II,  LP;  Account  No.  3117009,  ABA  No.  071000288,  or

such other account as Lender may advise Borrower.

“Significant  Holder”  means  a  Person  that  directly  or  indirectly  holds  ten  percent  (10%)  or  more of Borrower’s Equity Interests.

“Solvent”  when  used  with  respect  to  a  Person  means  that  such  Person  is  able  to  pay  all  of  its

Indebtedness as such Indebtedness matures.

“Termination   Date”   means   with   respect   to   the   Revolving   Credit   the   Revolving   Credit

Termination  Date,  and  with  respect  to  any  Sublimit  of  the  Revolving  Credit,  the  termination  date  of  such

Sublimit as described in the Revolving Credit Sublimits Schedule.

“to  Borrower’s  knowledge”,  “to  the  knowledge  of  Borrower”  and  all  variations  and  derivations of  such  terms  mean  (i)  the  actual  individual  and/or  collective  knowledge  of  any  of  Borrower’s  directors and  executive  officers  (individually  and  collectively,  the  “Knowledge  Parties”),  after  reasonable  and prudent  inquiry  by  each  of  the  Knowledge  Parties,  and  (ii)  the  individual  and/or  collective  knowledge  of any  fact,  condition,  event,  occurrence  or  circumstance  that  would  have  come  to  the  attention  of  any  of  the

Knowledge  Parties  in  the  course  of  discharging  his  or  her  duties  as  a  director  or  executive  officer  of

Borrower (as applicable) in a reasonable and prudent manner consistent with sound business practices.

“UCC”   means   the   New   York   Uniform   Commercial   Code   as   in   effect   on   the   date   of   this

Agreement,  and  as  may  be  amended  or  modified  after  the  date  of  this  Agreement;  provided,  however,  in the  event  that,  by  reason  of  mandatory  provisions  of  law,  the  perfection,  the  effect  of  perfection  or nonperfection  or  priority  of  Lender’s  security  interest  in  any  Collateral  is  governed  by  the  Uniform

Commercial  Code  as  enacted  and  in  effect  in  a  jurisdiction  other  than  the  State  of  New  York,  then  the

02 IGXGLOBAL CORP LSA Final.docx

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term  “UCC”  shall  mean  the  Uniform  Commercial  Code  as  enacted  and  in  effect  in  such  other  jurisdiction

solely   for   the   purposes   of   the   provisions   hereof   relating   perfection,   the   effect   of   perfection   or

nonperfection or priority of Lender’s security interest in such Collateral.

“Unfunded  Capital  Expenditures”   means,  for  any  period,  the  aggregate  amount  of  Capital

Expenditures   made   by   Borrower   during   such   period,   less   the   aggregate   principal   amount   of   all

Indebtedness  assumed  or  incurred  by  Borrower  during  such  period  for  the  purpose  of  financing  such

Capital  Expenditures  (other  than  the  principal  amount  of  Loans  made  for  the  purpose  of  financing  such

Capital Expenditures).

UCC  Definitions.   When  used  in  this  Agreement,  the  following  terms  have  the  same  definitions as  provided  in  Article  9  of  the  UCC,  but  for  convenience  in  this  Agreement  the  first  letter  of  all  such

terms   shall   be   capitalized   :   “Accession”,   “Account”,   “Account   Debtor”,   “Authenticate”   (and   all

derivations   thereof),   “Certificate   Of   Title”,   “Chattel   Paper”,   “Commercial   Tort   Claim”,   “Deposit

Account”,   “Document”,   “Equipment”,   “General   Intangible”,   “Goods”,   “Health-Care-Insurance

Receivable”,  “Instrument”,  “Inventory”,  “Investment  Property”,  “Letter-Of-Credit  Right”,  “Obligor”,

“Proceeds”  (as  specifically  defined  in  Section  9-102(64)  of  the  UCC),  “Record”,  “Secondary  Obligor”,

“Secured Party”, “Software” and “Supporting Obligation”.

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REVOLVING CREDIT SUBLIMIT SCHEDULE

Foreign  Receivables  Sublimit.   Subject  to  the  terms  and  conditions  of  this  Agreement  and  so  long  as  no

Default  or  Event  of  Default  then  exists,  on  Borrower’s  request  until  the  third  (3rd)  anniversary  of  the

Effective  Date  or  the  date  the  Revolving  Credit  is  earlier  terminated  pursuant  to  the  terms  of  this

Agreement (the  earliest of such  dates  to  be  referred  to  as  the  “Foreign  Receivables Sublimit Termination

Date”)  Lender  shall  provide  to  Borrower  a  portion  of  the  Revolving  Credit  (the  “Foreign  Receivables

Sublimit”)  in  an  aggregate  principal  sum  (the  “Foreign  Receivables  Sublimit  Borrowing  Capacity”)

equal  to  the  lesser  of  (i)  FIVE  HUNDRED  THOUSAND  AND  00/100  DOLLARS  ($500,000.00)  (the

“Foreign  Receivables  Sublimit  Cap”),  or  (ii)  fifty  percent  (50.00%)  of  the  aggregate  amount  of  Eligible

Foreign  Receivables  at  such  time.    The  maximum  principal  amount  of  any  Advance  of  the  Foreign

Receivables  Sublimit  shall  not  exceed  an  amount  equal  to  the  Foreign  Receivables  Sublimit  Borrowing

Capacity  less  the  aggregate  amount  of  all  Obligations  under  the  Foreign  Receivables  Sublimit  then

outstanding.   Notwithstanding  anything  to  the  contrary  contained  herein  in  no  event  shall  any  Advance  of the  Foreign  Receivables  Sublimit  be  made  if  it  would  cause  (A)  the  outstanding  principal  amount  of  the

Foreign  Receivables  Sublimit  to  exceed  the  Foreign  Receivables  Sublimit  Cap,  or  (B)  the  outstanding principal  amount  of  the  Revolving  Credit,  including  Advances  made  under  the  Foreign  Receivables

Sublimit,  to  exceed  the  Revolving  Credit  Limit.   Within  the  limits  of  the  Foreign  Receivables  Sublimit

Borrowing  Capacity,  and  subject  to  the  terms  and  conditions  of  this  Agreement,  Borrower  may  borrow,

repay and reborrow the principal amount of the Foreign Receivables Sublimit.

(a)  Eligible   Foreign   Receivables.

For   purposes   of   this   Agreement   “Eligible   Foreign

Receivable”  means  each  Receivable  of  Borrower’s  wholly-owned  subsidiary  IGXGLOBAL  UK

Limited  (“IGX  UK”):  for  which  the  Records  and  accounts  are  located  at  IGX  UK’s  facilities  located outside  of  the  United  States  or  Canada  where  such  Records  are  maintained  as  described  in  the

Disclosure  Schedule;  arising  out  of  a  sale  in  the  ordinary  course  of IGX  UK’s  business  as  conducted on  the  Effective  Date;  with  respect  to  which  the  sale  giving  rise  to  such  Receivable  is  to  a  customer of  IGX  UK  domiciled  outside  of  the  United  States  or  Canada;  relating  to  a  sale  made  by  IGX  UK  to a  Person  that  is  not  an  Affiliate  of  IGX  UK;  that  is  not  in  dispute;  with  respect  to  which  each representation with respect to Eligible Receivables set forth in this Agreement is accurate; and that is acceptable  to  Lender  in  Lender’s  permitted  discretion.  Lender  may  treat  any  Foreign  Receivable  as ineligible if:

(i)  more  than  ninety  (90)  consecutive  calendar  days  has  passed  from  the  original  invoice date for such Receivable; or

(ii)  any  representation  contained  in  this  Agreement  with  respect  to  such  Receivable  or  with respect  to  whether  such  Receivable  is  an  Eligible  Foreign  Receivable  was  inaccurate  when made; or

(iii)  the  customer  from  which  such  Receivable  is  due  has  disputed  liability  or  made  any claim  with  respect  to  such  Receivable  or  with  respect  to  any  other  material  Receivable  due  from the customer from which such Receivable is due; or

(iv)  the  customer  from  which  such  Receivable  is  due  (i)  has  filed  a  case  for  bankruptcy,

reorganization, protection from claims or creditors or any similar action under any statute, law or regulation  similar  to  the  Bankruptcy  Code,  or  (ii)  has  filed  against  it  any  case  under  any  statute,

law  or  regulation  similar  to  the  Bankruptcy  Code,  or  (iii)  has  made  an  assignment  for  the  benefit of  creditors,  or  (iv)  has  failed,  suspended  business  operations,  become  insolvent,  or  (v)  has  a receiver or a trustee appointed for all or a significant portion of its assets or affairs; or

(v)  the  customer  from  which  such  Receivable  is  due  is  a  supplier  to  or  creditor  of  IGX  UK;

or

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(vi)  the  customer  from  which  such  Receivable  is  due  has  or  asserts  any  right  of  offset  with respect  to  any  Receivable  or  asserts  any  claim  or  counterclaim  against  IGX  UK  with  respect  to any Receivable; or

(vii)  IGX  UK  is  not  the  sole  owner  of  the  Receivable;  IGX  UK  has  sold,  assigned  or otherwise  transferred  all  or  any  portion  thereof;  or  any  portion  of  the  Receivable  is  subject  to any claim, lien security interest or other encumbrance (other than a Permitted Lien); or

(viii)  twenty  five  percent  (25.00%)  or  more  of  the  Receivables  of  any  customer  and/or  its

Affiliates  is  ineligible,  then  all  the  Receivables  of  such  customer  and  its  Affiliates  shall  be treated as ineligible; or

(ix)  any  portion  of  the  Eligible  Receivables  of  the  customer  from  which  such  Receivable  is due  and/or  its  Affiliates  exceeds  twenty  percent  (20.00%)  of  the  total  amount  of  all  Eligible

Receivables, then the amount of such excess shall be treated as ineligible; or

(x)   such   Receivable   relates   to   a   sale   of   goods   or   services   to   any   federal,   provincial,

municipal  or  local  Governmental  Unit,  unless  IGX  UK  assigns  its  right  to  payment  of  such

Receivable  to  Lender  in  compliance  with  all  applicable  laws,  rules,  regulations  or  administrative or  judicial  determinations  relating  to  the  assignment  (in  whole  or  in  part)  of  any  agreement  or contract pursuant to which such sale was made; or

(xi)  the  goods  or  services  covered  by  such  Receivable  were  shipped  to  the  customer  or performed  for  the  customer,  as  applicable,  prior  to  or  after  the  date  of  the  invoice  giving  rise  to such  Receivable; or such  Receivable consists of a sale to a  customer on  consignment, on  any  bill and  hold  basis,  on  any  guaranteed  sale,  sale  or  return,  sale  on  approval  or  other  repurchase  or return  basis,  on  any  billing  in  advance  of  shipment  or  other  “pre-billing”  basis,  under  any payment  plan,  scheduled  installment  plan,  or  on  any  payment  terms  greater  than  sixty  (60)  days from invoice date or other similar extended payment terms basis; or

(xii)  the  customer  is  located  in  any  jurisdiction  in  which  IGX  UK  is  deemed  to  be  doing business  under  the  laws  of  such  jurisdiction,  and  such  jurisdiction  denies  creditors  access  to  its courts  in  the  absence  of  IGX  UK’s  qualification  to  transact  business  in  such  jurisdiction,  or  of

IGX  UK’s  filing  of  any  reports  with  such  jurisdiction,  unless  IGX  UK  has  qualified  as  a  foreign business entity authorized to do business in such jurisdiction and has filed all required reports; or

(xiii)  such  Receivable  is  evidenced  by  chattel  paper  or  an  instrument  of  any  kind  which  has not  been  assigned  or  endorsed  and  delivered  to  Lender,  or  such  Receivable  has  been  reduced  to judgment; or

(xiv)  such  Receivable  arises  from   a  sale  of  goods  or  services  to  an  individual  who  is purchasing such goods primarily for personal, family or household purposes; or

(xv)  Lender  believes  in  Lender’s  permitted  discretion  that  collection  of  such  Receivable  is insecure  or  that  such  Receivable  may  not  be  paid  by  reason  of  the  customer’s  financial  inability to pay.

(b)  Advances  of  the  Foreign  Receivables  Sublimit.  Each  Advance  of  the  principal  amount  of  the

Foreign  Receivables  Sublimit  shall  by  made  by  Borrower  in  a  Notice  of  Borrowing  and  shall  be requested  by  Borrower  in  a  minimum  aggregate  principal  amount  of  Twenty  Five  Thousand  and

00/100 Dollars ($25,000.00) or in a larger multiple of Five Thousand Dollars ($5,000.00).

(c)  Repayment  of  Foreign  Receivables  Sublimit  on  Foreign  Receivables  Sublimit  Termination

Date.   On  the  Foreign  Receivables  Sublimit  Termination  Date  (i)  Borrower  shall  pay  to  Lender  the entire outstanding principal balance of the Foreign Receivables Sublimit, plus all accrued and unpaid interest  thereon  and  all  fees,  costs,  expenses  and  other  amounts  payable  to  Lender  under  this

Agreement  and  the  other  Loan  Documents  in  connection  therewith,  and  (ii)  Lender  shall  not  be

02 IGXGLOBAL CORP LSA Final.docx

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obligated  to  make  or  continue  to  extend  any  Advance  to  Borrower  under  the  Foreign  Receivables

Sublimit.

(d)  Currency  for  Foreign  Receivables  Sublimit.     All  requests  for  Advances  of  the  Foreign

Receivables  Sublimit,  all  disbursements  of  the  Foreign  Receivables  Sublimit,  all  payments  of  the

Foreign  Receivables  Sublimit  and  all  calculations  of  the  Foreign  Receivable  Sublimit  Cap  and

Foreign  Receivables  Sublimit  Borrowing  Capacity  will  be  made  in  United  States  Dollars  using  then current exchange rates published in the “Exchange Rates” column of The Wall Street Journal at such time,  and  in  the  event  that  The  Wall  Street  Journal  is  not  available  at  such  time,  the  prime  rate published in another publication as determined by Lender in its discretion

(e)  Schedule;  Borrower  Acknowledgment.    Borrower  acknowledges  that  the  above  provisions

relating  to  the  Foreign  Receivables  Sublimit,  although  set  apart  in  this  Schedule,  are  not  intended  to and  do  not  set  forth  all  terms,  provisions  and  conditions  between  Lender  and  Borrower  relating  to the  Foreign  Receivables  Sublimit,  that  the  Foreign  Receivables  Sublimit  constitutes  a  portion  of  the

Revolving  Credit,  and  that  the  Foreign  Receivables  Sublimit  is  subject  to  all  terms,  provisions  and conditions set forth elsewhere in this Agreement, whether in the body of this Agreement, any Exhibit or  any  other  Schedule,  including,  but  not  limited  to,  all  terms,  provisions  and  conditions  relating  to the Revolving Credit.

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DISCLOSURE SCHEDULE

5.1 Organization, Qualification and Structure.

5.1(a) Borrower Jurisdiction.

Incorporated under the laws of the State of Delaware.  Doing business in Connecticut and New York.

5.1(b) Affiliates.

IGXGLOBAL UK Limited, a UK wholly owned subsidiary.

Parent company iGambit Inc. owns 100% of the outstanding shares of Borrower.

5.3 Name and Address.

ADDRESS

OWNED/LEASED

LANDLORD

USE

50 Inwood Road

Leased

50 Inwood Road

Headquarters and main

Rocky Hill, CT 06067

Limited Partnership

operating facility

Trade names used by Seller and to be used by Borrower:

IGX

IGX Global

igxglobal

igxGLOBAL

igxglobal UK Limited

igxGLOBAL UK Limited

igx EMEA

igxGLOBAL EMEA

igxglobal EMEA

Imaginex

5.4 Location of Collateral; Equipment List.

5.4(a) Location of Collateral Records.

50 Inwood Road

Rocky Hill, CT 06067

5.4(b) Location of Inventory.

50 Inwood Road

Rocky Hill, CT 06067

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02 IGXGLOBAL CORP LSA Final.docx

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5.4(c) Equipment List.

Vendor

Model

S/N

Qty

Cost

Total3List3Cost

HP

S2500

MX09B1R17T

1

2,125.00

2,125.00

HP

S1400

MXOBB1Q3BD

1

21,850.42

21,850.42

HP

3CRTPZP0196C

8UQP0610000295

1

18.99

18.99

HP

3CRTPZP0196C

MX0BB0DQXP

1

18.99

18.99

HP

3CRTPZP0196C

MX0BB0DQXD

1

18.99

18.99

HP

TPOXFPLRFOS

TWOBB0LQZC

1

1,433.00

1,433.00

HP>

TPOXFPLRFOS

TWOBBOLQZ7

1

1,433.00

1,433.00

HP

TPOXFPLRFOS

TWOBBOLQZF

1

1,433.00

1,433.00

HP

TPOXFPLRFOS

TWOBBOLQZ5

1

1,433.00

1,433.00

MISC

C13/15>POWER>CORDS

8

45.00

360.00

BLUECOAT*

PACKETSHAPER>3500

135E10015354

1

13,000.00

13,000.00

BLUECOAT

SG400E1

090E02613

1

140.00

140.00

JUNIPER

SA2500

0239092010000071

1

2,500.00

2,500.00

JUNIPER

SA2500

0239052010000121

1

2,500.00

2,500.00

JUNIPER

EX4200E24T

BM0209119952

1

5,200.00

5,200.00

JUNIPER

EX4200E24T

BM0209119904

1

5,200.00

5,200.00

JUNIPER

EX4200E24T

BM0209119951

1

5,200.00

5,200.00

JUNIPER

SRX240H

AG0810AA0240

1

3,699.00

3,699.00

BLUECOAT

SG600E35

5010155047

1

19,000.00

19,000.00

JUNIPER*

QFX3500

P1243

1

1,330.00

1,330.00

HP>

SLIDE>KIT

JC017A

1

182.00

182.00

JUNIPER

250W>POWER>SUPPLY

522606

1

1,050.00

1,050.00

JUNIPER

MAG4610

32938052703

1

7,000.00

7,000.00

BLUECOAT

SG210E10EPR

5107066039

1

4,550.00

4,550.00

JUNIPER

SRX220H

AR0311AA0098

1

2,115.00

2,115.00

JUNIPER

SRX220H

AR0311AA0092

1

2,115.00

2,115.00

JUNIPER

CONNECTOR>ADAPTER

JXECONNEDB9

8

10.00

80.00

BOXES>OF>MISC>RACK>

MISC

RAILS/CABLES

3

50.00

150.00

DELL

PowerEdge>R415

part>#0F27M

2

2,489.00

4,978.00

HP

TP330BS96

8AZA041QA25C01

1

1,433.00

1,433.00

BLUECOAT

PS1400LTEL00ZM

01410007329

1

239.00

239.00

JUNIPER*

SA3000

0249032008000029

1

500.00

500.00

JUNIPER

WX500

S0500005203

1

3,672.00

3,672.00

BLUECOAT

AV400

4104050032

1

250.00

250.00

BLUECOAT

SG400E1

2805050024

1

139.95

139.95

JUNIPER

CBLEJXEPWREUS

6

59.52

357.12

JUNIPER

JXE2T1ERJ48S

2

350.00

700.00

JUNIPER

JXUE1SFPES

2

425.00

850.00

JUNIPER

JXESFPE1GEES

2

205.00

410.00

JUNIPER

SRX220ERMK

2

150.00

300.00

JUNIPER

EXEUME2XEXFP

2

950.00

1,900.00

JUNIPER

SRXEMPE1SFP

2

1,000.00

2,000.00

JUNIPER

SRXEMPE1ADSLA

1

600.00

600.00

JUNIPER

SRXEMPE1T1

2

700.00

1,400.00

APC

UPS>RACK>KIT

1

35.00

35.00

JUNIPER

QFX>OPTIC

1

425.00

425.00

JUNIPER

GBICELXE1

4

58.00

232.00

JUNIPER

5GT>WIRELESS

2

547.20

1,094.40

JUNIPER

SRXEMPE1SFP

2

1,000.00

2,000.00

BLUECOAT

PACKETSHAPER>1400

014E1000E7337

1

250.00

250.00

HP

TP2400

8UDS60GA0602

1

21,850.42

21,850.42

HP

ZPHA00763004

1

855.00

855.00

BLUECOAT

SA810EA

3706080319

1

25,200.00

25,200.00

INFOBLOX

IB1550

1008200609000062

1

16,495.00

16,495.00

INFOBLOX

IB1550

1006200801000134

1

16,495.00

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1

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02 IGXGLOBAL CORP LSA Final.docx

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케

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5.5 Title; Liens; Permitted Liens.

None.

5.6 Existing Indebtedness.

Naugatuck  Savings  Bank  Loan  No.  77002102:   Principal  and  interest  as  of  1/10/2013  $2,021,803.73;  to be paid in full on the Effective Date

Naugatuck  Savings  Bank  Loan  No.  1448:  Principal  and  interest  as  of  1/10/2013  $176,046.35;  to  be  paid in full on the Effective Date.

$1,000,000 Note payable to Thomas Duffy.

Earnout Distributions to IGX Global, Inc. as described in the Asset Purchase Agreement.

5.7 Financial Statements.

Accountants Compilations for 2010, 2011 and 9 months of 2012 attached separately.

PCAOB Audit in progress to be completed in accordance with SEC requirements.

5.9 General Intangibles, Patents, Trademarks, Copyrights and Licenses.

Domain Names:

www.igxglobal.com

http://emea.igxglobal.com/

5.10 Existing Business Relationships.

iGambit Inc., Borrower’s parent corporation, provides certain management services to Borrower.

5.14 Litigation.

None.

5.15 ERISA Matters.

None.

5.17 Environmental Matters.

None

5.19 Location of Bank and Securities Accounts.

To be provided promptly after Borrower has set up an account at HSBC.

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5.21 Capital Structure.

100  common  shares  represented  by  certificate  no.  2001  dated  December  22,  2012  (100%  of  issued  and outstanding shares) of Borrower are owned by iGambit Inc.

10.4 Notice.

If to Lender:

Keltic Financial Partners II, LP

Attn: John P Reilly, President and CEO

580 White Plains Road, Suite 610

Tarrytown, NY  10591

Tel: (914) 921-3555 (ext. 208)

Fax: (914) 921-1154

Keltic Financial Partners II, LP

Attn: Oleh Szczupak, Executive Vice President and Chief Credit

Officer

580 White Plains Road, Suite 610

Tarrytown, NY  10591

Tel: (914) 921-3555 (ext. 221)

Fax: (914) 921-1154

With a copy to:

Terrence A. Greiner, Esq.

Terrence A. Greiner P.C.

5687 Main Street

Williamsville, NY 14221

Tel: (716) 626-9993

Fax: (888) 234-4580

If to Borrower:

IGXGLOBAL, CORP.

50 Inwood Road

Rocky Hill, CT 06067

Attn: President

Tel: (860) 513-0112

Fax: (860) 513-1105

With a copy to:

Elisa Luqman

Executive Vice President and General Counsel

iGambit Inc.

1050 W. Jericho Turnpike

Suite A

Smithtown, New York 11787

Tel: (631) 670-6777

Fax: (631) 670-6780

and to:

Joel Mayersohn, Esq.

Roetzel & Andress

350  East Las Olas Boulevard

Las Olas Centre II, Suite 1150

Fort Lauderdale, FL 33303-0310

Tel: (954) 759-2763

Fax: (954) 462-4260

EXHIBIT A:  NOTICE OF BORROWING

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Keltic Financial Partners II, LP

580 White Plains Road

Suite 610

Tarrytown, NY 10591

Re: Request for Advance

The undersigned requests the following  Advance(s) of the Revolving Credit pursuant to Section 2.1 of the

Loan  and  Security  Agreement  dated  as  of  December  ___,  2012  between  Keltic  Financial  Partners  II,  LP

and   the   undersigned,   as   the   same   may   be   amended,   supplemented   or   otherwise   modified   (“Loan

Agreement”).   Capitalized  terms  used  herein  and  not  otherwise  defined  herein  shall  have  the  meanings given to them in the Loan Agreement.

Revolving Credit:

$________________________

Foreign Receivables Sublimit:

$________________________

Please wire the requested Advance(s) to our operating account number ____________________________

at   ______________________________________________   in   accordance   with   the   following   wire

instructions:

_______________________________________________

_______________________________________________

_______________________________________________

_______________________________________________

_______________________________________________

_______________________________________________.

Please call the undersigned to confirm receipt of this fax at (____) _______.

IGXGOBAL, CORP.

By: _______________________________________

Name: ____________________________________

Title: _____________________________________

케

02 IGXGLOBAL CORP LSA Final.docx

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EXHIBIT B:  BORROWING BASE CERTIFICATE

See attached.

케

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EXHIBIT C:  COMPLIANCE CERTIFICATE

IGXGLOBAL,  CORP.  (“Borrower”)  hereby  certifies  to  KELTIC  FINANCIAL  PARTNERS

II,  LP  in  accordance  with  the  provisions  of  the  Loan  and  Security  Agreement  dated  as  of  December  ___,

2012  between  Keltic  Financial  Partners  II,  LP  and  the  undersigned,  as  the  same  may  be  amended,

supplemented or otherwise modified (the “Loan Agreement”) that:

A.

General.   As of date of this Certificate:

•     Borrower  has  complied  in  all  respects  with  all  the  terms,  covenants  and  conditions  of  the  Loan

Agreement;

•     the  representations  contained  in  the  Agreement  are  true,  accurate  and  complete  in  all  respects with  the  same  effect  as  though  such  representations  and  warranties  had  been  made  on  the  date hereof; and

•     there exists no Default or Event of Default as defined in the Loan Agreement.

B.

Financial  Covenants.   As  of  and  for  such  periods  as  designated  below,  the  computations,  ratios and calculations as set forth below are true, accurate and correct:

Unfunded Capital Expenditures as of __________________:

EBITDA as of and for the period ending _________________:

IGXGLOBAL, CORP.

By: _______________________________________

Name: ____________________________________

Title: _____________________________________

케

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